UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06017

Julius Baer Global Equity Fund Inc.
(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tony Williams 330 Madison Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-297-3600

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

Item 1. Reports to Stockholders.

The annual report is attached.

Annual Report

Julius Baer Funds

Julius Baer Global Equity Fund Inc.

Julius Baer International Equity Fund

Julius Baer International Equity Fund II

Julius Baer Total Return Bond Fund

Julius Baer Global High Income Fund

Julius Baer U.S. Microcap Fund

Julius Baer U.S. Smallcap Fund

Julius Baer U.S. Midcap Fund

Julius Baer U.S. Multicap Fund

October 31, 2007

SHAREHOLDERS LETTER  October 31, 2007

December 7, 2007

Dear Shareholder

I am pleased to present the Annual Report for the Julius Baer Funds (the "Funds") for the fiscal year ending October 31, 2007 (the "Reporting Period").

While the Reporting Period ended with many major world indices advancing significantly, financial markets faced several major hurdles. The most notable was the subprime mortgage crisis. For the last several years, economists warned that the "housing bubble" was due to burst. Despite these admonishments, homeowners qualified for loans which they ordinarily would not have been granted and in turn, refinanced their properties to fuel further consumer spending. When housing prices began to tumble, many homeowners could not meet the necessary payments. The sharp rise in foreclosures led to a chain reaction of corporate write-offs and bankruptcies. Not surprisingly, the major lending institutions' stock prices were severely punished. As investors attempted to reassess their risk exposure, the fixed income, equity and derivative markets became increasingly volatile.

Fortunately, the Funds did not have any material exposure to subprime investments and weathered the market meltdown. During the Reporting Period, most of our Funds had solid performance results (see each fund's commentary) and all experienced positive cash flows. Investors continued to be attracted to our International Equity Strategy, with strong growth in the Julius Baer International Equity Fund II ("International Equity Fund II") over the Reporting Period. Additionally, our fixed income products gained more traction. The Julius Baer Global High Income Fund ("Global High Income Fund") will soon reach its 5-year track record. For the twelve month period ending October 31, 2007, the Global High Income Fund Class A shares again received a 5-star overall rating from Morningstar out of 454 US domiciled high yield bond funds. The Julius Baer International Equity Fund Class A shares ("International Equity Fund") and Julius Baer Total Return Bond Fund Class A shares ("Total Return Bond Fund") were also rated with a 5-star overall from Morningstar for the same period, out of 571 funds in the foreign large blend funds and 972 funds in the intermediate-term bond funds, respectively. The Morningstar Overall RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics, which are based on risk-adjusted performance. Such visibility combined with solid performance helped each fund increase assets significantly over the Reporting Period.

The Funds continue to expand their distribution capacities. In the past, they were available through packaged product platforms such as broker-dealer wrap fee

Julius Baer Funds 2007 Annual Report

programs and research models, primarily limiting them to the fee-based financial advisors that use these products. Effective November 1, 2007, we launched a Consultant share class for our global, US equity, and fixed income funds with a higher 12b-1 fee to provide a mechanism for commission-based advisors to create their own asset allocation program for more sophisticated clients. To accommodate some of the small to midsize retirement plans, we also launched an R-share class for the Julius Baer Global Equity Fund Inc. ("Global Equity Fund") and Total Return Bond Fund. The higher 12b-1 fee on this share class is used by plan sponsors to cover administration costs. With the passage of the Pension Protection Act of 2006, there is a significant opportunity to garner assets in the growing defined contribution marketplace. Corporations continue to freeze and close their defined benefit plans, offering employees a 401(k) plan. The provision also allows employers to automatically enroll their employees and thus dramatically boost plan participation.

Our fund managers reacted to the changing investment landscape by positioning our Funds to be able to invest in both new products and new markets. For example, the Global High Income Fund began investing in bank loans late last year. Over the last several years, the bank loan market has evolved considerably. Bank loans are the most senior element of a firm's capital structure typically secured by the assets of the issuing firm. The use of loans was primarily a defensive tactic that seeks to protect the fund from bankruptcies in a down market; however, the loan market also gives us the ability to gain credit exposure to companies that do not have high yield bonds outstanding. As of the end of the Reporting Period, these instruments represented 19.1% of the Global High Income Fund's net assets.

As I stated in my letter last year, the International Equity Fund, International Equity Fund II and Global Equity Fund increased their potential exposure to emerging markets to 35%. Consequently, we changed each Fund's benchmark to make it more representative of the underlying holdings. The International Equity Fund and the International Equity Fund II now benchmark to MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) ex-US and the Global Equity Fund benchmarks to MSCI ACWI.

In conclusion, I'd like to express our appreciation to you as shareholders for your continued support during these changing times and to wish you and your family a happy and healthy holiday season.

Sincerely,

Tony Williams

President

Julius Baer Funds 2007 Annual Report

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

The Julius Baer International Equity Fund Class A shares received 5 stars among 571 foreign large blend funds for the three-year period, 5 stars among 470 funds for the five-year period, 5 stars among 225 funds for the ten-year period and 5 stars among 571 funds for the overall period.

The Julius Baer Total Return Bond Fund Class A shares received 5 stars among 972 intermediate-term bond funds for the three-year period, 5 stars among 828 funds for the five-year period, 4 stars among 409 funds for the ten-year period, and 5 stars among 972 funds for the overall period.

The Julius Baer Global High Income Fund Class A shares received 5 stars among 454 U.S.-domiciled high yield bond funds for the three-year period and 5 stars among 454 U.S.-domiciled high yield bond funds for the overall period.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

© 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/07)

Julius Baer Funds 2007 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL EQUITY FUND INC.
2007 Annual Report

On many levels, the fiscal year 2007 was one of extremes. Commodities, led by oil, gold and grain saw some of their largest gains in years, supported by China's continued demand (and no foreseeable cessation) for raw materials. The euro surged against the US dollar and investors flocked to US Treasury issues amid subprime concerns.

Extremes were also apparent across global equities with emerging markets far outpacing returns for developed markets. Asia, led by China, outperformed all other regions and in Latin America, Brazil was notably strong given its commodity orientation. Finally, of the larger developed markets, Japan and the United States underperformed.

During this twelve month period ending October 31, 2007, the Julius Baer Global Equity Fund Inc. Class A Shares returned 23.02%, versus 24.19% for the MSCI All Country World Index. Effective March 1, 2007, the MSCI All Country World Index replaced the MSCI World Index as the Fund's benchmark. This change coincided with our ability to invest up to 35% of the portfolio in emerging markets.

From a geographic perspective, the Fund benefited from an underweight position to Japanese and US equities. Within Japan, lack of reforms, poor corporate governance and extended valuations leave little incentive to increase exposure. With regard to our stance in the US, we prefer opportunities within Continental Europe and those emerging markets we believe offer more compelling growth potential.

Our underweight to Asia, specifically South Korea, China and Hong Kong detracted from results as did our underweight to commodity-oriented countries such as Canada and Brazil. For some time, we have referred to the global imbalances, including current account and fiscal deficits, which exist today. Overconsumption within Anglo-Saxon countries, mainly the US, was one of the major imbalance concerns and subprime worries provided the global economy's first real stress-test. As these Anglo-Saxon imbalances began to unfold, Asian markets were the primary beneficiaries.

Our positioning in Central and Eastern Europe, including Russia, benefited returns. Economic growth within the region has been driven more by domestic demand than US consumption growth, providing diversification benefits. Our overweight to India also had a positive impact. While economic growth there was equally impressive as China, India offers an industry mix more focused on services than manufacturing, which we believe leaves the country less susceptible to a global slowdown.

Julius Baer Funds 2007 Annual Report

Financial services had a positive effect on performance. Several positions held in emerging market banks were particularly strong, including PKO Bank Polski and Bank Polska Kasa Opieki (Poland), Komercni Banka (Czech Republic), State Bank of India warrants and OTP Bank (Hungary). Our decision to underweight major banks in the United States, the United Kingdom and to a lesser degree Japan proved beneficial given fears of the impact of the subprime debacle. This positioning more than made up for poor performance from E*Trade Financial Group (United States) which was caught up in write-downs related to its mortgage-backed securities. Our defensive allocation to cash equivalents during a strong equity environment detracted. Within the energy sector, our underweight in China had a negative effect as did stock selection in Russia and Romania.

Stock selection was positive in the US healthcare sector. We have been particularly interested in companies benefiting from demographic shifts or capitalizing on baby boomers entering retirement age who want to maintain their active lifestyle. Companies involved in orthopedics is one way to tap into this trend; demand for knee and hip replacements, spinal surgeries and other procedures has been growing. ArthroCare Corp., whose medical devices are used to perform closed joint and cosmetic surgeries, was a positive contributor to results. Additionally, Medco Health Solutions Inc., the country's largest prescription benefits manager, was also a strong performer. These positions offset the underperformance of C.R. Bard Inc., the maker of hernia mesh and heart stents.

Weak performance from NII Holdings Inc. (United States), a vendor of mobile-phone service throughout Latin America, led returns from the telecommunications sector to detract. On a positive note, stock selection as well as our overweight to industrials supported performance. Shares of Stericycle Inc. (United States) which provides regulated medical waste management services had solid results. Additionally as part of our interest in transportation infrastructure, Beijing Capital International Airport Co. Ltd. (China) performed well. Finally, our overweight to and stock selection within consumer discretionary stocks detracted. Specifically, shares of Cheesecake Factory and Nordstrom (United States) as well as Melco PBL Entertainment (Macau) Ltd. ADR exhibited negative performance.

Looking ahead, we continue to find compelling opportunities across emerging markets. Specifically, Central and Eastern Europe including Russia remain an important component of the strategy. In addition, we established positions in South Korea and Taiwan which have become more like developed markets, although they are classified as emerging by MSCI.

Strong demand drove commodity-oriented markets such as Brazil, South Africa, Canada and Australia and during the period we increased our exposure. The UK is also underrepresented, especially given our avoidance to the UK banking sector. We still find transportation infrastructure companies, such as airports, compelling

Julius Baer Funds 2007 Annual Report

businesses with attractive franchises (restaurants, duty free shops, etc.) amid an increase in global travel and trade. Construction and cement companies are also well positioned given the increase in infrastructure projects. Luxury goods and spirits companies are expected to continue benefiting from emerging market consumer demand.

As we move into the next fiscal year, we remain focused on uncovering opportunities worldwide and managing the unique risks presented by the global equity markets on behalf of our valued shareholders.

Richard Pell

Chief Investment Officer

Past performance does not guarantee future results.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed solely reflect those of Julius Baer Investment Management LLC ("JBIM") and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, JBIM, the fund, or any affiliated company.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions.

It is not possible to invest directly in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds 2007 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND
JULIUS BAER INTERNATIONAL EQUITY FUND II
2007 Annual Report

In the middle of this fiscal year, we made a decision to change our benchmark from MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index to MSCI ACWI (All Country World Index) (ex-US). Although the difference in the ten-year performance between the two indices is less than 1%, we felt the difference in geographical composition would start to become relevant and the performance would start to diverge in a pronounced manner. The rationale for our move is that MSCI ACWI (ex-US) has substantial exposure to emerging markets (about 18%) and Canada (about 6%) while MSCI EAFE has no exposure to these markets. We believe that these geographic areas can greatly benefit from current US trade policies and the trend in globalization.

Since our benchmark transitioned mid-year, for this report, we will compare our performance to both indices.

The Julius Baer International Equity Fund (Class A Shares) and Julius Baer International Equity Fund II (Class A Shares) had another strong year, up 33.33% and 30.89% respectively for the one year period ending October 31, 2007. During the same period MSCI EAFE gained 24.91%, MSCI ACWI (ex-US) rose 32.43%.

The current subprime debacle seems another pyrrhic victory for sanity in this age of decadence. It is pyrrhic because, like the tech bubble, it lasted longer than a skeptic could remain sane or solvent; decadence because greed apparently continues to blind many of the essential economic agents in our society.

For several years, we have warned about global imbalances driven mainly by excessive US consumption and Asian over-investment. The Anglo Saxons' voracious appetite to consume and their addiction to spend and borrow against asset prices has disproportionately benefited Asia through increased trade and other countries and regions such as Canada, Australia, Brazil, Russia, Africa, and the Middle East from the resulting increase in commodity prices. China has been winning on two fronts: record trade surplus and strong foreign direct investment. These two engines have caused investment in China to grow at an alarming rate (almost 50% of GDP), planting the seeds for a potential investment bubble whose dimension can only be scaled once the global economy slows down or the Anglo Saxons wake up from their malaise and start mending their errant ways of borrow and spend.

Julius Baer Funds 2007 Annual Report

While the first shoe of the global imbalance was being dropped, the second one was feverishly bid up by the decoupling and reflation crowd. On one hand we were rewarded for being underweight domestic Anglo Saxon sectors such as UK retailers and banks. On the other hand, we were punished for being underweight the beneficiaries of that boom: Canadian and Australian currencies dramatically shot up in a very short period; many Asian markets, including Hong Kong, rallied more than 40% between mid-August and the end of October. During that time, the rallying cry was that China's growth would not be impeded by the US slowdown. In addition, the Hong Kong market was overwrought on the prospect of a newly suggested law that may allow Chinese mainlanders to invest in Hong Kong.

In response, a precautionary move, we selectively increased our exposure to Canada, Australia, Hong Kong, South Korea, and Taiwan. This move did not mean we were advocating that Asian economies could decouple. However, in the short-term, given the huge foreign reserves these countries possess and China's continued spending for the summer 2008 Olympics, we acknowledge the region's capability to engineer a delayed coupling, one that could last long enough to make 2007 and even 2008 pyrrhic years for disbelievers.

In Europe, the decoupling theme also dominated. Sectors and companies with high exposure to Asia were strong and resilient. Those with US or even domestic exposure fared poorly. Given our aversion to global trade we did not benefit from that rally.

It was disheartening to witness many European financial companies prove once again that they are the dumping ground for America's toxic waste. While the insurers were caught during the tech bubble (holding debt from the likes of Enron and WorldCom), this time around it was the banks that seemed to rapaciously amass large sums of subprime collateralized debt obligations (CDOs), both on- and off-balance sheet. French and German banks—that we favored for their domestic exposure—negated that advantage by making investments that were not core to their activities. By doing so, they exposed us to an area we sought to avoid, depriving us of what we believed to be a safe-haven status.

In the aftermath of the subprime crisis, Asia became the darling of the hot money looking for a new home. The region's attractiveness seemed to be the positive short-term visibility it provides: record trade surpluses and the potential decoupling from a US slowdown driven by high spending on infrastructure and uninterrupted demand from China. There are also those who expect the recent interest rate cuts in the US to ignite asset reflation in the region. Finally, additional currency gains are possible as pressure for currency revaluation mounts from the US and Europe.

Three major factors contributed to Western Europe's poor performance during the crisis. First, a strong euro hindered the competitiveness and the margins of the export sector. With Asian central banks staunchly defending their currencies from

Julius Baer Funds 2007 Annual Report

significant appreciation, the only voting booth open for those who dislike the US dollar is the "euro booth". Second, as mentioned above, many European financial companies were caught in the US subprime mess. Finally, many investors sold European positions to fund their increasing exposure to Asia.

Latin America, Africa, and the Middle East continued to prosper as prices of commodities and oil stayed on an upward trajectory. In addition, trade surpluses, record foreign reserves, and hot money flows put upward pressure on many currencies in these regions.

For similar reasons, the Australian and Canadian dollars staged a rally against the US dollar. Surprisingly, they appreciated approximately 20% against the US dollar this fiscal year. What was also unusual was the drubbing that the US dollar received against third world currencies.

Our underweight in Japan was a positive contributor to performance. During the year, the country's domestic sectors such as banks and consumer related stocks underperformed the exporters, particularly those with significant exposure to Asia and China.

In most global markets, post the subprime crisis, the rally was narrowly focused on Asian decoupling and commodities, while the sell-off centered on the financial sector and the US dollar versus most currencies.

Again this year, actions by corporations, private equity funds, and sovereign wealth funds continued to drive prices of many stocks and sectors: ports, airports and stock exchanges continued to experience interest and bidding from a wide spectrum of investors due to the monopolistic nature of these businesses. Euronext was acquired by the New York Stock Exchange (NYSE) and OMX, the Swedish stock exchange, is scheduled to be taken over by a consortium led by NASDAQ and Bourse Dubai. The consolidation in the Italian banking sector continued as UniCredito Italiano acquired Capitalia and Banca Intesa Sanpaolo bid for Banca Carifirenze. With the recent approach of BHP Billiton to acquire Rio Tinto, the consolidation in the mining sector began to worry the Chinese government. Such a consolidation could mean pricing power for the mines and higher prices for the commodity hungry Chinese economy.

At the company level, we continue to focus on companies that we believe are: exhibiting strong leadership in a growing sector such as FLSmidth, a Danish company that is a global leader in cement plants and a consolidator in the mineral equipment space; undertaking a genuine restructuring such as Siemens in Germany; following a credible growth and expansion strategy such as OTP Bank (Hungary); or a conservative and consistent management sticking to their competence and competitive advantage such as Banca Credem in Italy.

Julius Baer Funds 2007 Annual Report

We continue to favor industries that are monopolistic or oligopolistic in nature such as airports, seaports and stock exchanges. We also prefer industries leveraged to infrastructure spending such as mining and cement and are attracted to the positive dynamic in the agriculture industry with exposure to producers of agriculture chemicals such Potash Corp. of Saskatchewan in Canada. In addition, we like the Indian banking sector due to its low relative valuations and high growth opportunities. Russia is expected to be our favorite country next year as it has lagged many emerging markets despite the cheap valuation and the $90 per barrel oil environment.

At the regional level, we feel strongly about Central and Eastern Europe based on our belief that it offers the best risk and reward tradeoff. We believe that if there is a genuine decoupling investment immune to the expected global imbalance adjustment, it is Central and Eastern Europe, whose fortune is mainly driven by its integration into the European Union. However, the region is currently confronted by its own imbalances. Strong, appreciating currencies accompanied by new money flow ignited consumption for imported goods, spiked inflation and eroded competitiveness. In particular, Romania and the three Baltic states need to rein in inflation and trade imbalances. An adjustment is needed and welcome. Although the current imbalances prevented the region from being what we consider a safe-haven this time, we expect it to be resilient when the second shoe of the global imbalance drops, especially if today's local excesses are largely addressed.

Looking at the big picture, we believe that the process of correcting the imbalances has begun. As a result, we believe that both the Anglo Saxons and the Asian economies will share the pain of adjustment. Hence, unlike consensus thinking, we remain cautious on China and Asia. The most crucial issue is to understand how this global imbalance will end. We coined this period of imbalance the "Age of Decadence", and now make an attempt to share our thoughts and beliefs about its origin, its unfolding, and its implication on investment.

The Age of Decadence

Alan Greenspan, former chairman of the US Federal Reserve Bank (the "Fed"), predicted in a recently authored book that we are about to enter a new world: "The Age of Turbulence". That might very well be true. To survive and succeed in such a world it helps to understand the world we are about to exit. Upon reflection it doesn't take long to realize that we were living for more than two decades in the Age of Decadence. This decadence was so prevalent that everyone from the government down to the regular citizen was an accomplice.

During this period we saw America continually make the wrong decisions, lose its industrial might, damage its national balance sheet, and erode the reserve status of its

Julius Baer Funds 2007 Annual Report

currency. We also created structural imbalances and excesses in our economy that led to one bubble then another—the least painful way to contain one bubble is to create another; hence postponing the day of reckoning. In this period, we made useless financiers fly-by-night billionaires, destroyed most American's living standards by depressing their wages and sinking the dollar against most currencies known to man—with few exceptions such as the Zimbabwe dollar. How did we do it?

Decadence started at the top, with the government, and has gone on for more than two decades. The government has, since the early 1980s, rigged the inflation index to artificially depress the cost of living. It has used the flawed method of cash accounting instead of accrual accounting in order to "hide" the albatross of unfunded liabilities and entitlements such as Social Security; spent irresponsibly and accumulated record budget deficits; espoused trade policies responsible for the record deficits; and, damaged to the long-term prospects of the economy—all in an effort to appease the corporate lobby.

The Fed has shirked many of its responsibilities: by allowing asset bubbles to form unfettered; by maintaining ultra-lax monetary policies; by neglecting its regulatory oversight authority; and, by succumbing easily to the faintest political pressure.

The rampant decadence at the top trickled, as expected, all the way to the bottom resulting in two major bubbles while laying the foundation for future ones.

The tech bubble of the 1990's was the first major one. What enabled that bubble to form and fester was the contribution from the referees, the intermediaries and the players to the fertile background laid in by the government. The Financial Accounting Standards Board (FASB), under pressure from the US Congress, allowed firms to omit the cost of stock options in their earnings, thereby encouraging manipulation of earnings. Its abuse was a major enabler for the first bubble. Research analysts invented heretic valuation metrics to justify buying those stocks at any price and later some were accused of fraud. Accounting firms let conflicts of interest cloud their judgment, provided suspect audits and in some cases aided the fraud. Corporations were accused of malfeasance, aggressive accounting, abuse of tax loopholes and fraud. Financial entities were found guilty of market timing and predatory pricing. Even the regular citizen was guilty as his internet day-trading fad, leverage, and momentum investing took the mania to extreme.

The second bubble in real estate (especially in the subprime segment) started as soon as the tech bubble began to deflate. Again it was aided by top to bottom decadence, but through different agents. One agent included the Fed, which pursued an ultra-easy monetary policy. Rating agencies are also being accused of conflicts of interest and rendering suspect opinion on many of the structured products created. Appraisers are being sued by state attorneys for inflating home values. Loan originators

Julius Baer Funds 2007 Annual Report

are being accused of setting weak standards and for pressuring appraisers. Financial innovation was found to be nothing but a mix of concoction, hallucination, and heresy. Banks shocked the market with their lack of risk management, especially in the way the CDO exposure sneaked off balance sheet. Unregulated funds through their opacity and leverage also added to the confusion and the damage. Finally, the individual was a main agent by willingly filling these "liar loans".

Unfortunately, there is no Mother Theresa among us. We were decadent from top to bottom.

The Cardinal Sin: Believing in Santa Claus

If there were one cardinal sin to point to as the main enabler of the Age of Decadence, it would be the overhauling of the inflation index. The high inflation environment from the late 1970s to early 1980s created a vicious cycle for the Federal government because entitlement benefits were indexed to the inflation rate. High inflation led to higher entitlement costs and bigger government deficits.

One way to lower the entitlements was to bring inflation rates down, translating into lower cost of living adjustments (COLA). Instead of inflicting the pain to bring down the inflation rate, the government chose to alter the way it measured inflation, bringing the index artificially down. It replaced house prices with owners' equivalent rent (OER), introduced the concept of product substitution; and reduced prices of goods for quality improvements. Under these rules, the new inflation index was consistently below the old one. For example, under the old method, inflation during the past ten years would have ranged between 8% and 10% while under the new method it ranged between 2% and 4%.

While the artificially low inflation reading aided our fiscal situation, it inflicted fatal blows to our economic policies. With the new index understating inflation by approximately 4%-6% during the past decade, the Fed set interest rates too low and helped create the mirage of high real growth and low inflation which led credence to the theories of "the productivity miracle" and "paradigm shift".

However, history has taught us that the only miracle that comes from easy monetary policies is a bubble in asset prices. Had the inflation methodology been kept intact, inflation readings would have been 4%-6% higher and interest rates would have been correspondingly higher. In such an environment, we would have grown slower during the boom but we would have avoided the bubbles and the ensuing bust. Like the tortoise, we would have beaten the hare through the full economic (boom/bust) cycle.

Julius Baer Funds 2007 Annual Report

Directly targeting asset prices has always been political suicide for the Fed. The old inflation index—since it included asset prices—would have allowed the Fed to fight asset bubbles while only targeting inflation.

In short, the government (the parents) invented Santa Claus in order to cheer up pensioners and laborers (the children) who were worried about their parent's ability to pay for their entitlements (gifts). The whole family was happy with Santa Claus. The children were happy with the yearly gifts and parents were satisfied that their children were buying the fairly tale and able to rein in spending. But as in real life, it is a blessing only when children believe in Santa Claus and a tragedy when parents do!

The Fed now conducts its policies based on the new method, ignoring many obvious signs: the 8%-10% reading from the old method, the tech bubble, record trade deficits, record budget deficits, free falling US dollars, skyrocketing commodities, subprime bubble, housing bubble, etc... What a tragedy indeed!

"Turbulence" Ahead But Is It with More Decadence or Do We Experience Renaissance?

The case for renaissance would be based on the assumptions of the government adopting accrual accounting, balance the budget, releasing honest inflation figures, espousing sound trade policies, and curtailing lobbies' influence. It also entails having an independent and proactive Fed that fights inflation and asset bubbles, punishes risky behavior, and resists political pressure.

The probability, therefore, of renaissance is almost zero.

Hence, we anticipate more decadence emboldened by the following rationales:

1. We can't turn back the clock on innovation and globalization. The status quo seems to equate excessive leverage with innovation, trade deficits with globalization, and trade balance with protectionism.

2. We are better off being third in a fast growing world than being first in a slow growing one. Wealth is relative not an absolute. If I have one million dollars but everyone else has one billion then I must be a poor man. In our "fast growing world" the only ones who are better off are Wall Street and multinationals who are "the opium pushers" into the US economy.

3. Our policies are eradicating poverty around the world. This is akin to a surgeon boasting to a dead patient's parents that the surgery was extremely successful, because the donated organs will save many lives.

Julius Baer Funds 2007 Annual Report

4. Blame it on foreign exchange. The proponents of the status quo should continue to divert attention towards foreign exchange (FX) levels as the main culprit to our imbalance. It is the perfect decoy. By the time we figure out that the FX rate is no panacea to our ills, it might be too late to reverse course.

Hence, one should expect more turbulence and bubbles in the new age. We expect the ultimate winners to be real assets, commodities, emerging markets, and equities in general, and the big losers to be fiat currencies: money and bonds.

Rudolph-Riad Younes, CFA

International Equity Fund and International Equity Fund II Portfolio Manager

Past performance does not guarantee future results.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed solely reflect those of Julius Baer Investment Management LLC ("JBIM") and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, JBIM, the fund, or any affiliated company.

The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East with all values expressed in U.S. dollars.

It is not possible to invest directly in an index or average.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds 2007 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER TOTAL RETURN BOND FUND
2007 Annual Report

The Julius Baer Total Return Bond Fund Class A Shares (the "Fund") returned 6.75% for the 12 months ending October 31, 2007, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 5.38%.

A major source of the Fund's outperformance was our currency positioning. Our belief for most of the period was that the US dollar was in a long-term bear market. In the first few weeks of January 2007, the US dollar experienced a strong rally and it took until the end of March for the Fund's performance to overtake the index. All but one month since that time saw currency positioning contribute to outperformance. August was the exception, when the subprime mortgage driven credit crunch hit financial markets hard. Though we reduced risk before the liquidity crises emerged, it was not enough. Currencies that worked well over the twelve months included the Australian dollar, the euro and the Brazilian real while the Mexican peso was the largest detractor (especially in January).

For much of the fiscal year, the Fund was positioned to spend its duration budget in the US and away from most international markets. Our belief was that many international economies were in better condition than the US. While that is usually a good reason to like a country's currency, it's also likely to result in rates moving higher, which is bad for bondholders.

Of the few international bonds the Fund held during the period, a position in Mexican Bonos was the best performer. In the second calendar quarter of 2007, as rates around the world were rising, Mexican Bonos yields were moving down. One driver of this reduction in yield was a surge in investor optimism due to political cooperation after a contentious election and poor governmental relations between parties during the previous administration. Another contributing factor was a drop in inflation and inflationary expectations. The gain that resulted from this drop in yield was more than enough to offset the currency loss and led to Mexico's overall positive contribution. The Fund's position in a Romanian treasury bill also contributed to performance.

Within the US market, our interest rate positioning detracted from performance, particularly in July and August. When financial markets started to struggle with the liquidity crises, the Fund was positioned for interest rates to continue to increase. However, as yields dropped and markets began to freeze up, our repositioning did not occur fast enough.

Julius Baer Funds 2007 Annual Report

Within the spread sectors, our strategy to underweight US corporate bonds contributed most to outperformance. This positioning was based on the belief that corporate spreads were too tight and given the active leveraged buyout (LBO) market, we could achieve better risk-adjusted returns in other sectors. That stance paid off after the credit crunch unfolded in August and corporate bonds significantly underperformed. We used this spread widening to increase our positioning in the sector and anticipate we will continue to do so in an opportunistic manner.

Outlook

Looking forward, we anticipate the US dollar (USD) will remain in a long-term bear market. Our rationale includes the nation's huge current account deficit, considerable foreign participation in US financial markets, and a dampening in the economic growth advantage that the US enjoyed over the last two decades. It may take several years for such headwinds to USD performance to be resolved. Nonetheless, it is also possible for the USD to undergo a bear market rally that could last two or three quarters. Ultimately, we believe that the USD needs to fall more for the imbalances in the US economy to correct.

One currency that we like is the euro. Even though it is sitting close to its all-time high versus the USD, its importance as a credible replacement to the USD—as the reserve currency of the world—should encourage bidding by market participants as long as the economy of the eurozone keeps growing.

We also favor emerging market currencies because: a majority of them now float freely; fiscal and monetary policies in most emerging market countries are now more credible; and economic growth is likely to be markedly higher than in the developed world. However, we will continue to monitor changes in the political environment and market sentiment for emerging economies, as these countries and their currencies can pose more challenging risks than developed nations.

At the same time, we do not consider international sovereign bonds to be compelling investments. With most of the global economy growing at a decent pace, we think that foreign interest rates are more likely to increase than those in the US or that rates in the US will fall more than those abroad. Hence, our exposure to foreign government bonds is mild.

We do not have a strong opinion on the direction of US interest rates over the near-term. A reasonable case can be made for rates moving higher as well as lower. Given that level of uncertainty, we do not believe it is constructive to have a large duration position versus the benchmark. The yield curve is another matter. We believe that over the next several months the curve will steepen. With the Fed likely to ease interest rates a few more times over the next year, we think that short-term rates

Julius Baer Funds 2007 Annual Report

will trend lower. At the long end of the yield curve, inflation and inflationary expectations exert greater influence. With global growth likely to remain strong, we expect some inflationary pressure in the US over the next year, mostly due to higher commodity prices leading to higher prices throughout the economy. Therefore, it is more probable for interest rates at the short end of the yield curve to go down more or up less than rates at the long end of the curve.

In the domestic spread sectors, after being underweight corporate bonds for almost the entire fiscal year, we built-up our position after the increase in yield spreads that took place during the August and September credit crunch. At this time, we believe there is still value in corporate bonds. However, we continue to be cautious amid investor concern that many financial institutions have not fully disclosed their participation in the various beleaguered housing-related markets. One encouraging facet in the leveraged loan market is the lack of liquidity, because it is less likely that a corporate bond's value will implode due to a leveraged buyout.

Of the structured products in fixed income markets, we favor mortgage-backed securities (MBS) that have either a high coupon or a low one. A MBS with a high coupon—a premium bond—trades at a higher price than a current coupon bond. The price for a high coupon MBS will not rise as much as it would if it were a corporate or treasury bond, given that the prospect of the homeowner prepaying early by refinancing is high. Yet in the current housing market, we do not think premium bonds will experience prepayments at the same level that might have transpired a few years ago. Consequently, we expect these higher coupon bonds to pay higher yields than what the market presumes. At the same time, we also favor lower coupon bonds, as they should perform well if interest rates drop over the next few quarters.

Within the commercial mortgage-backed securities (CMBS) market, we continue to prefer the super senior structures. Despite a widening in spreads over the last few months, we believe that investors are still not correctly pricing these bonds versus the poorly structured bonds that are also available in the market. As such, we expect to continue choosing these securities until the market addresses the pricing discrepancy.

Donald Quigley

Total Return Bond Fund Portfolio Manager

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investing

Julius Baer Funds 2007 Annual Report

internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The views expressed solely reflect those of Julius Baer Investment Management LLC ("JBIM") and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, JBIM, the fund, or any affiliated company.

The Lehman Brothers US Aggregate Bond Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. It is not possible to invest directly in an index or average.

A basis point is a unit of measure equal to 1/100th of 1%.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds 2007 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL HIGH INCOME FUND
2007 Annual Report

For the twelve months ending October 31, 2007, the Julius Baer Global High Income Fund (Class A Shares) rose 8.58%, beating its benchmark, the Merrill Lynch Global High Yield Constrained Index (in US dollars [USD]) which returned 8.33%.

These returns masked two divergent periods within the fiscal year. During the first eight months (through June 2007), global markets experienced robust performance, capping five years of generally improving prices. This was driven by a healthy global economy centered on GDP (Gross Domestic Product) growth in some of the largest emerging markets, strength in US consumer demand, rising corporate earnings, and ample liquidity. In addition, yield spreads over comparable treasuries for our benchmark declined from 3.17% to 2.87% in a generally benign interest rate environment, leading to total returns in USD terms of 6.36%.

However, beginning in the early summer, the persistent declines in US residential real estate prices and sales activity began manifesting itself in rising delinquency rates among subprime mortgage borrowers. Falling housing prices and rising subprime mortgage delinquencies caused several concerns among investors. First, there were (and still are) fears that weakness in this sector would spread to the rest of the US economy via its impact on the consumers' ability to continue spending. Second, there were concerns that the subprime mortgage market excesses would repeat in related markets, including high yield corporate securities which comprise the bulk of the Fund's investments. Finally, beginning in late summer and early fall, the rapidly accelerating decline in the value of subprime debt and related collateralized debt obligations (CDOs) forced many financial institutions to announce substantial write-downs. Banks became less willing to lend to each other in the money markets out of concern over what the actual subprime debt exposure of their counterparties might be as well as a desire to guard their own liquidity.

Beginning in August, the major developed country central banks repeatedly injected reserves into the financial system, including the US Federal Reserve which also cut their benchmark interest rate by fifty basis points on September 18. These actions on the part of policy makers helped stabilize the markets in late September and October, but, by the end of October there was still a great deal of uncertainty and volatility persisted.

During the final four months of the fiscal year, this economic and market backdrop was exacerbated within the high yield bond market by an historically unprecedented surge in the new issuance pipeline. In the highly confident period leading

Julius Baer Funds 2007 Annual Report

up to the summer, many investment banks made large, multi-billion dollar commitments to finance increasingly bigger transactions, most of which were leveraged buy-outs of public and private companies by private equity firms. In our opinion, this over-extension on the part of underwriters is one of the few attributes the subprime and high yield markets share. However, in terms of market structure, diversification, research and pricing practices, we believe the two have far more differences than similarities.

During these final four more challenging months, the US treasury yield curve declined substantially in yield, from 4.92% to 4.17% on the a five year bond, as investors sought the comparative safety of government bonds. In the opposite reaction, yields on high yield bonds expanded from 7.81% to 8.49%. Thus, the spread of high yield bonds to the benchmark treasury widened from the end of June's 2.89% to 4.32% at the end of October. The price depreciation implied by these moves was partially offset by coupon income such that the index total return for these final four months was still a positive, though meager, 1.84%.

Most credit markets followed similar patterns during the twelve month period, exhibiting tightening yield margins over riskless benchmarks and good total returns until June then widening for the final four months and showing considerably lower, though still positive, total returns. Leveraged loan markets moved along with the high yield bond market but turned in better returns for the latter four months of the period. Leveraged loans share some similarities to high yield bonds but differ in several respects, most importantly, they generally carry a more senior claim on assets.

Many non-US markets, whether dollar denominated or not, exhibited less volatility than the US market and turned in significantly better total returns. Emerging market sovereign bonds issued in hard currencies were especially strong, reflecting the issuers improved credit quality since the markets last went through a serious downturn. The local currency markets of emerging countries also performed considerably better than US high yield, both on a local currency and USD basis. The European high yield market, though less volatile, turned in lower returns in local currency terms, as benchmark European government interest rates were rising for much of the period, causing an underlying price erosion. For unhedged dollar investors, however, European high yield still outperformed its US counterpart as the effect of appreciating European currencies against the US dollar offset interest rate and credit related local price declines.

The Fund's performance was aided by several factors, all of which we believe are grounded in our more diversified, global approach to this asset class. First, beginning early in the period, we migrated the portfolio from close to 0% loans to 14% at the end of June. These securities were more defensive in nature and aided

Julius Baer Funds 2007 Annual Report

performance during the more difficult final four months. We executed this change out of relative value considerations, not because we necessarily predicted the turbulence of the June through October period. Second, our continued positioning in local emerging market sovereign debt, which performed better than US high yield debt, helped relative returns, even though our holdings in these markets never exceeded 9% of the portfolio. Finally, and again for relative value reasons, we gradually improved the credit quality of the portfolio between late 2006 and the summer of 2007. We accomplished this by selling out of some bonds whose issuers were particularly highly leveraged or vulnerable from an industry standpoint.

These positive contributions were somewhat offset by other factors. First, partly because of our loan position, the portfolio carried a significantly lower duration for much of the period. As investors sought the safety of government bonds beginning in July and interest rates declined precipitously, this lower duration hurt relative performance. Secondly, although issue selection was positive, there were some specific issues that detracted.

As the Fund enters its sixth fiscal year, high yield securities are generally at the highest yield and exhibit the highest premium over treasuries since late 2003. There are many uncertainties in the global economy and financial markets. However, we believe that current levels on high yield securities discount all but the direst scenarios. For the first time in many years the "premium" is back into the risk premia and investors are being paid to take risks, provided they take a longer-term view, greater than the next month or the next few quarters. There is no guarantee that these yields will ultimately prove high enough to compensate for what the future may bring, but we believe our more diversified approach, combined with our investment discipline, should continue to help us navigate these markets successfully.

Greg Hopper

Global High Income Fund Portfolio Manager

Past performance does not guarantee future results.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as "junk bonds." These securities tend to offer higher yields than higher rated securities fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities

Julius Baer Funds 2007 Annual Report

regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Investments in Asset Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The views expressed solely reflect those of Julius Baer Investment Management LLC ("JBIM") and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, JBIM, the fund, or any affiliated company.

The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 3% of the index. It is not possible to invest in an index.

A basis point is a unit of measure equal to 1/100th of 1%.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds 2007 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER U.S. MICROCAP FUND
JULIUS BAER U.S. SMALLCAP FUND
JULIUS BAER U.S. MIDCAP FUND
JULIUS BAER U.S. MULTICAP FUND
2007 Annual Report

Equity Market Commentary

The twelve months ended October 31, 2007 was characterized by the return of share price volatility. It's difficult to recall a period with so many twists and turns led by repeating bouts of optimism and pessimism. Investors had many challenges to overcome throughout the year including the ongoing military effort in and around Iraq; a significant deterioration in the U.S. housing market in terms of oversupply and reduced purchases; the falling U.S. dollar; subprime credit concerns that paralyzed credit markets resulting in a sharp slowdown in merger and acquisition activity as well as surprisingly large financial sector write-downs; and, lower consumer spending growth rates toward the end of the year.

Despite these challenges, the U.S equity market saw a favorable environment in terms of capital formation underscored by a vibrant initial public offering market, decent job growth and manageable inflation levels. Performance leaders were dominated by the energy and materials sectors, which benefited from positive global demand. These two sectors led across the market capitalization spectrum, topping the Russell 2000 Index as well as the S&P 500 Index.

The past fiscal year saw small cap stocks cede leadership to their large counterparts for the first time since 2000 with the S&P 500 posting a gain of 14.56%, outpacing the Russell 2000's return of 9.29%. Earnings growth rates fell across the board during the period, but the rate of decline was greater for smaller companies. Sectors that lagged were financial services, the only sector that posted an absolute decline during the year, and consumer discretionary.

Portfolio Strategy and Investment Focus Areas

We manage concentrated portfolios and diversify our investment positions across multiple sectors. We believe our value added is from thoroughly researching and selecting stocks that seek to outperform the broader market. Our goal is to identify emerging growth companies and turn-around situations early on. Our dedicated analyst team has unique sector responsibilities which allow them to become experts of their respective sector's industries and individual companies.

Julius Baer Funds 2007 Annual Report

In terms of strategy, we are not interested in constructing portfolios that satisfy a certain style box category, i.e. smallcap growth—our goal is for each fund to outperform the U.S. market and all the various style boxes over a complete market cycle. We believe style investing limits a portfolio team to a narrower investment universe and prohibits any significant participation in anticipatory shifts in the markets' proclivity for certain types of risks or exposure. Our sector weights incorporate macroeconomic as well as fundamental, company-specific analysis. While we normally have fairly even representation across all sectors, from time-to-time we consciously overweight or underweight sectors. Nevertheless, sector allocation is generally a smaller, secondary factor with regard to our relative returns—stock selection is the most important.

As the year progressed, we increased exposure to the technology sector, reflecting a favorable corporate spending environment and solid purchasing power based on many companies' record cash levels as a percentage of assets. As credit markets came under pressure during the summer, we reduced our weighting in the financial services sector and added to our industrials exposure. We felt it was difficult to assess the potential risks and exposure by many financial companies and the market would re-price the risk to reflect this uncertainty in the form of lower price-to-earnings and price-to-book multiple valuations. A second and more obvious indicator was falling loan demand due to a weakening housing market—diminished demand for mortgages was due to buyers not stepping up to purchase because home prices were declining. In summary, most banks were writing fewer loans, while at the same time, a small but increasing number of loans on their books were becoming delinquent—both factors adversely impacting earnings prospects. As we ended the fiscal year, we had overweight positions in the consumer discretionary sector and small underweight positions in the energy and materials sectors. We also were overweight the healthcare sector based on the fact that we like the long-term demographic theme of aging and the demand it will create for healthcare and financial services such as aesthetics and asset management. Late in the period, we began to selectively add to our financial services exposure.

Julius Baer U.S. Microcap Fund

For the period of November 1, 2006 through October 31, 2007 the Julius Baer U.S. Microcap Fund (Class A Shares) returned 12.43%, ahead of its benchmark, the Russell 2000 Index, return of 9.29% as well as the Russell Microcap Index gain of 5.05%.

Outperformance versus the Russell 2000 and Russell Microcap Indexes was driven by our stock selection. In particular, consumer staples and healthcare holdings did well, more than offsetting unfavorable relative stock results in the technology and financial services sectors. Our best contributors to returns included Green

Julius Baer Funds 2007 Annual Report

Mountain Coffee Roasters, Abaxis Inc. and Measurement Specialties, Inc.; the largest detractors included Jones Soda Co., Evercore Partners, Inc. and Seacoast Banking Corp. of Florida. Our sector positioning had a modest negative impact. The Fund finished the fiscal year overweight in the consumer discretionary and healthcare sectors and underweight in the financial services and industrials sectors.

Julius Baer U.S. Smallcap Fund

For the fiscal year ended October 31, 2007, the Julius Baer U.S. Smallcap Fund (Class A Shares) returned 29.44%, surpassing the Russell 2000 Index return of 9.29%.

The Fund's relative outperformance can be attributed to strong results within the consumer discretionary and technology sectors, which more than offset weak performance within the materials and financial services sectors. Our best contributors to returns included Chipotle Mexican Grill, Inc., Morningstar, Inc. and Ventana Medical Systems Inc.; the largest detractors included Palomar Medical Technologies Inc., Privatebancorp Inc. and Evercore Partners Inc. Our sector positioning had a modest negative impact. The Fund ended the period under review overweight in the technology, consumer discretionary and consumer staples sectors and underweight in the industrials and financial services sectors.

Julius Baer U.S. Midcap Fund

The Julius Baer U.S. Midcap Fund (Class A Shares) returned 17.16%, above the Russell Midcap Index return of 15.37%, for the twelve months ending October 31, 2007.

Outperformance versus the Russell Midcap benchmark was driven by stock selection, particularly our technology, consumer discretionary and healthcare holdings. This more than offset unfavorable results in the materials, energy and financial services sectors. Our largest contributors included VMware Inc., Express Scripts, Inc. and Wynn Resorts Ltd. while the largest detractors included E*TRADE Financial Corp., Qlogic Inc. and Melco PBL Entertainment Ltd. Our sector positioning had a relatively large negative effect, mainly due to low representation of materials, energy and utilities holdings in the portfolio. At the end of the fiscal year, the Fund was overweight the technology and healthcare sectors and underweight the financial services and utilities sectors.

Julius Baer U.S. Multicap Fund

For the period of November 1, 2007 to October 31, 2007 the Julius Baer U.S. Multicap Fund (Class A Shares) returned 17.47%, ahead of the Russell 3000 Index's return of 14.59%.

Julius Baer Funds 2007 Annual Report

Relative outperformance versus the Russell 3000 benchmark was driven by stock selection, an overweight technology sector position and an underweight financial services sector position. In particular, our technology and healthcare sector holdings did well, more than offsetting unfavorable stock performance in the materials and consumer discretionary sectors. Our best contributors to returns included Apple Inc., VMware Inc. and ArthroCare Inc. while the largest detractors included E*TRADE Financial Corp., Qlogic, Inc. and Akamai Technologies Inc. Overall sector positioning had a positive impact to annual performance and the Fund finished the fiscal year overweight the technology and healthcare sectors and underweight the energy and consumer staples sectors.

Outlook

Shortly after the end of the fiscal year, fears of a potential U.S. recession intensified. Questions about how the continued soft housing market and hard-to-quantify exposure financial institutions had to subprime loans via lending or investments and SIVs (structured investment vehicles) may spill over and impact "Main Street" were a concern. The falling value of U.S. dollar versus other major world currencies was also on people's mind because it erodes purchasing power. However, the tradeoff is that U.S. exports are competitively priced in the market place, satisfying strong demand from Europe, China and India. While much was written about investment opportunities in China, I offer one simple thought: it is estimated that the number of middle class Chinese will soon be six-to-eight times larger than the U.S. While a Western influence on their economy is readily apparent by the success of some largecap, multinational companies that invested early there, the long-term opportunity is probably much greater.

From a short-term perspective, we believe that U.S. economic growth will slow in the coming year due to the leverage effect that consumer spending has on U.S. gross domestic product. Since the end of World War II, consumer spending remained fairly steady, between 60% and 65% of gross domestic product (GDP). The combination of low interest rates and easy credit likely caused consumer spending to peak at over 70% of GDP in the last few years. However, housing price declines slowed the rate of housing turnover and associated spending. In addition, rising default rates and greater credit losses should result in higher lending standards, ultimately reducing the pool of potential borrowers and the aggregate demand for mortgages. One of our major concerns is the health of the job market. Any protracted economic slowdown may slow job creation and increase the unemployment rate, both of which could negatively impact consumer confidence and hurt consumer spending. If consumer spending slows for several quarters, investment or capital spending by businesses will likely decline in the future, resulting in a one-two punch to domestic economic

Julius Baer Funds 2007 Annual Report

growth. While we feel the strong housing and related industries helped our economy in terms of incremental growth during the early part of this decade, we believe the pendulum is swinging back and they will be a drag on our economy until 2009.

For 2008, a potentially slower economy and uncertainty regarding the outcome of the presidential election should create an interesting investment backdrop. Presidential elections generally create questions around the potential for change to tax and healthcare policies, so our goal is to be prepared to capitalize on any opportunities that surface. Our mantra is to be early in uncovering and investing in companies that we believe will improve their operating results and/or grow their sales and earnings in good or bad economic times. While a slowing economy will almost certainly reduce investor confidence, we do our best to capitalize where and when we see opportunities. Over the years, we learned that investors overreact with both optimism and pessimism, especially around inflection and/or turning points that have some substantive impact to the economy. A relevant, current example may be housing, financial services and consumer discretionary stocks. All three benefited greatly during the favorable upswing in the housing market in the early part of this decade but struggled this year. We feel the pessimism may be close to a climax, so we are investigating these and other opportunities as we write this.

We take some solace in knowing that historically, the economy grows approximately 85% of the time and is in recession the remaining 15%. There have been twelve recessions since the Great Depression, with an average duration of 10.4 months. The average expansion period since World War II, including the current one, has lasted 58.3 months. As we construct our portfolios, we strongly believe that the most successful businesses are ones that create products and services that change the habits of consumers and business spenders, irrespective of the economy. Many of these companies will be smaller in size with the ability to prosper and outperform irrespective of the headwinds that develop in every economic cycle.

It is our duty to shareholders to capitalize on the opportunities that will undoubtedly present themselves as we reconcile the U.S. and global economic crosscurrents and we consider it a privilege to act as your Fund manager.

Samuel Dedio

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund Portfolio Manager

Julius Baer Funds 2007 Annual Report

Past performance does not guarantee future results.

Please refer to the prospectus for more complete information on the special risks associated with investing in the Julius Baer U.S. Equity Funds, including, but not limited to: stock market risk, smaller companies risk, liquidity risk, foreign investment risk, derivatives risk.

The views expressed solely reflect those of Julius Baer Investment Management LLC ("JBIM") and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, JBIM, the fund, or any affiliated company.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market, with all values expressed in U.S. dollars.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in U.S. dollars.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in U.S. dollars.

The Russell Microcap Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

It is not possible to invest directly in an index.

Julius Baer Funds 2007 Annual Report

SHAREHOLDER EXPENSES

As a stockholder of the Julius Baer Global Equity Fund or a shareholder of Julius Baer Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Global Equity Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,088.70	1.42%	$7.48
Hypothetical	1,000.00	1,018.00	1.42	7.22

Global Equity Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,090.00	1.17%	$6.16
Hypothetical	1,000.00	1,019.30	1.17	5.95

Julius Baer Funds 2007 Annual Report

International Equity Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,116.00	1.24%	$6.61
Hypothetical	1,000.00	1,019.00	1.24	6.31

International Equity Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,117.30	0.99%	$5.28
Hypothetical	1,000.00	1,020.20	0.99	5.04

International Equity Fund II Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,115.10	1.30%	$6.93
Hypothetical	1,000.00	1,018.70	1.30	6.61

International Equity Fund II Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,116.40	1.02%	$5.44
Hypothetical	1,000.00	1,020.10	1.02	5.19

Total Return Bond Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,037.50	0.69%	$3.54
Hypothetical	1,000.00	1,021.70	0.69	3.52

Total Return Bond Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,039.50	0.44%	$2.26
Hypothetical	1,000.00	1,023.00	0.44	2.24

Global High Income Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,016.10	1.00%	$5.08
Hypothetical	1,000.00	1,020.20	1.00	5.09

Julius Baer Funds 2007 Annual Report

Global High Income Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,017.20	0.75%	$3.81
Hypothetical	1,000.00	1,021.40	0.75	3.82

U.S. Microcap Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,039.40	1.80%	$9.25
Hypothetical	1,000.00	1,016.10	1.80	9.15

U.S. Microcap Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,041.00	1.50%	$7.72
Hypothetical	1,000.00	1,017.60	1.50	7.63

U.S. Smallcap Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,171.40	1.50%	$8.21
Hypothetical	1,000.00	1,017.60	1.50	7.63

U.S. Smallcap Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,171.80	1.20%	$6.57
Hypothetical	1,000.00	1,019.20	1.20	6.11

U.S. Midcap Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,029.90	1.35%	$6.91
Hypothetical	1,000.00	1,018.40	1.35	6.87

U.S. Midcap Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,031.50	1.05%	$5.38
Hypothetical	1,000.00	1,019.90	1.05	5.35

Julius Baer Funds 2007 Annual Report

U.S. Multicap Fund Class A

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,064.70	1.30%	$6.77
Hypothetical	1,000.00	1,018.70	1.30	6.61

U.S. Multicap Fund Class I

	Beginning Account Value 05/01/07	Ending Account Value 10/31/07	Annualized Expense Ratio	Expense Paid During Period
Actual	$1,000.00	$1,066.30	1.00%	$5.21
Hypothetical	1,000.00	1,020.20	1.00	5.09

Julius Baer Funds 2007 Annual Report

Julius Baer Global Equity Fund Inc.(1)

It is the Julius Baer Global Equity Fund Inc.'s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended October 31, 2007	23.02%
Five years ended 10/31/07	13.62%
Ten years ended 10/31/07	(6.72)%
7/1/04 - 10/31/07(1)	20.02%

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in shares of Julius Baer Global Equity Fund
Inc. vs. MSCI All Country World Index and MSCI World Index (in U.S. dollars)
July 1, 2004-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI All Country World Index ("MSCI ACWI") is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund's holdings. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.

(1)  On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund's common stock while it was a closed-end fund.

(2)  Effective March 1, 2007, the index was changed to the MSCI All Country World Index.

  Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

Julius Baer Funds 2007 Annual Report

Julius Baer International Equity Fund

It is the Julius Baer International Equity Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	33.33%
Five Years Ended 10/31/07	26.61%
Ten Years Ended 10/31/07	18.20%
Inception (10/4/93) through 10/31/07	13.55%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer International Equity Fund vs. MSCI All Country World ex-U.S. Index and Morgan Stanley EAFE Index October 31, 1997-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on October 31, 1997 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Interational Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-US Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)  Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country ex-U.S. Index.

Julius Baer Funds 2007 Annual Report

Julius Baer International Equity Fund II

It is the Julius Baer International Equity Fund II's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	30.89%
Inception (5/4/2005) through 10/31/07	27.72%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer International Equity Fund II vs. MSCI All Country World ex-U.S. Index(1) and Morgan Stanley EAFE Index May 4, 2005-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Interational Equity Fund II today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-U.S. Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)  Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

Julius Baer Funds 2007 Annual Report

Julius Baer Total Return Bond Fund

It is the Julius Baer Total Return Bond Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	6.75%
Five Years Ended 10/31/07	6.19%
Ten Years Ended 10/31/07	5.98%
Inception (7/1/92) through 10/31/07	6.13%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Julius Baer Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer Total Return Bond Fund vs. Lehman Brothers U.S. Aggregate Bond Index October 31, 1997-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on October 31, 1996 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Total Return Bond Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)  Effective July 1, 2005 the benchmark for comparison changed to the Lehman Brothers U.S. Aggregate Bond Index.

Julius Baer Funds 2007 Annual Report

Julius Baer Global High Income Fund

It is the Julius Baer Global High Income Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/07	8.58%
Inception (12/17/02) through 10/31/07	11.94%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns woiuld have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer Global High Income Fund vs. Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Global High Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody's Investors Service, Inc. and Standard & Poor's Rating Service). Indexes do not incur expenses and are not available for investment.

Julius Baer Funds 2007 Annual Report

Julius Baer U.S. Microcap Fund

It is the Julius Baer U.S. Microcap Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	12.43%
Inception (7/24/06) through 10/31/07	20.39%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Microcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer U.S. Microcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Microcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Julius Baer Funds 2007 Annual Report

Julius Baer U.S. Smallcap Fund

It is the Julius Baer U.S. Smallcap Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	29.44%
Inception (7/24/06) through 10/31/07	32.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Smallcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer U.S. Smallcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Smallcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Julius Baer Funds 2007 Annual Report

Julius Baer U.S. Midcap Fund

It is the Julius Baer U.S. Midcap Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	17.16%
Inception (7/24/06) through 10/31/07	22.52%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Midcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer U.S. Midcap Fund vs. Russell Midcap Index July 24, 2006-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Midcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Julius Baer Funds 2007 Annual Report

Julius Baer U.S. Multicap Fund

It is the Julius Baer U.S. Multicap Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/07	17.47%
Inception (7/24/06) through 10/31/07	23.21%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Multicap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer U.S. Multicap Fund vs. Morgan Stanley EAFE Index July 24, 2006-October 31, 2007†

†  Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2007. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Multicap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—87.7%
	United States—33.6%
1,950		3M Co	$168,402
24,374		Activision Inc*	576,445
9,080		Adobe Systems*	434,932
5,710		Air Products & Chemicals	558,724
3,070		Altria Group	223,895
16,770		American Express	1,022,132
3,293		Apple Inc*	625,505
14,420		Aqua America	335,409
8,863		ArthroCare Corp* (2)	574,677
12,770		AT&T Inc	533,658
8,220		Boeing Co	810,410
6,800		Burlington Northern Santa Fe	592,620
11,525		Carrizo Oil & Gas* (2)	592,270
8,518		Celgene Corp*	562,188
64,467		Century Casinos*	460,939
34,308		Cheesecake Factory* (2)	769,528
26,340		Cisco Systems*	870,800
2,350		Colonial BancGroup	45,073
6,883		CR Bard	575,488
3,720		Crown Holdings*	92,256
22,181		Daktronics Inc (2)	661,437
4,800		Exelon Corp	397,344
9,890		Freeport-McMoRan Copper & Gold	1,163,855
9,863		Genentech Inc*	731,144
25,970		General Electric	1,068,925
1,324		Google Inc-Class A*	936,068
11,670		Guess? Inc	599,721
17,048		Hewlett-Packard	881,041
17,611		Hexcel Corp* (2)	440,803
4,310		Johnson & Johnson	280,883
15,023		JPMorgan Chase	706,081
8,200		Lehman Brothers	519,388
18,866		Macqarie Infrastructure	787,844
25,310		Marvell Technology*	456,339
3,770		McDonald's Corp	225,257
6,184		Medco Health Solutions*	583,646
27,160		Mentor Graphics*	435,103
6,750		Merrill Lynch	445,635
14,390		Microsoft Corp	529,696

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	United States—Continued
22,614		Network Appliance*	$712,115
12,060		Newmont Mining	613,854
13,482		NII Holdings*	781,956
14,630		Noble Corp	774,659
16,817		Nordstrom Inc	663,262
5,210		Nymex Holdings	669,589
11,340		Polo Ralph Lauren (2)	780,192
14,048		Procter & Gamble (2)	976,617
10,487		RTI International Metals* (2)	819,874
10,750		Southern Co	394,095
14,196		Stericycle Inc*	828,053
11,810		T Rowe Price	758,674
9,060		Terex Corp*	671,800
8,835		United Technologies	676,673
6,460		Vulcan Materials	552,395
16,590		WABCO Holdings	843,10 4
8,466		Weight Watchers International	433,798
19,730		Wells Fargo	671,017
16,570		Western Refining	607,788
19,375		Whole Foods Market (2)	959,838
2,830		Wynn Resorts (2)	456,847
8,600		Yum! Brands	346,322
10,690		Zimmer Holdings*	742,848
			38,010,931
	France—5.6%
163		Accor SA (1)	15,590
1,573		Aeroports de Paris (1)	180,571
2,146		Air Liquide (1)	295,942
871		Alstom (1)	207,200
1,660		BNP Paribas (1)	183,650
2,878		Bouygues SA (1)	277,098
830		Bureau Veritas* (1)	48,008
1,612		Compagnie de Saint-Gobain (1)	173,945
2,160		Credit Agricole (1)	85,587
209		EDF Energies Nouvelles (1)	16,777
3,844		Electricite de France (1)	461,797
302		Eurazeo (1)	45,073
4,962		France Telecom (1)	183,309

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	France—Continued
139		Hermes International (1)	$18,305
2,092		JC Decaux (1)	77,084
4,077		Lafarge SA (1)	664,912
5,331		LVMH Moet Hennessy Louis Vuitton (1)	687,537
1,020		M6-Metropole Television (1)	30,215
876		Neuf Cegetel (1)	44,352
847		Nexity (1)	56,394
982		Pernod-Ricard (1)	226,994
1,126		PPR (1)	223,525
320		Remy Cointreau (1)	24,609
1,086		Renault SA (1)	182,952
4,080		Societe Television Francaise (1)	113,102
420		Sodexho Alliance (1)	30,456
6,846		Suez SA (1)	446,178
570		Technip SA (1)	51,220
9,944		Total SA (1)	801,531
1,411		Veolia Environnement (1)	126,121
3,144		Vinci SA (1)	258,527
780		Vivendi (1)	35,172
250		Wendel (1)	42,921
			6,316,654
	United Kingdom—4.5%
8,504		Amec PLC (1)	148,654
7,981		Anglo American (1)	550,470
2,530		BAE Systems (1)	26,262
12,534		BHP Billiton (1)	477,708
66,187		BP PLC (1)	859,810
6,423		Burberry Group (1)	82,312
19,421		Compass Group (1)	140,095
27,847		Diageo PLC (1)	637,808
8,065		GlaxoSmithKline PLC (1)	207,818
3,701		Intertek Group (1)	79,175
5,241		Kingfisher PLC (1)	21,540
1,000		Persimmon PLC (1)	21,883
1,073		Peter Hambro Mining* (1)	31,383
4,410		Reckitt Benckiser (1)	256,024

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	United Kingdom—Continued
17,050		Rolls-Royce Group* (1)	$191,180
688,820		Rolls-Royce Group-Class B-Entitlement Shares*	1,431
4,646		Scottish & Newcastle (1)	75,801
8,188		Smith & Nephew (1)	110,751
7,080		Taylor Wimpey (1)	36,607
29,087		Tesco PLC (1)	295,614
186,729		Vodafone Group (1)	735,840
4,833		William Hill (1)	62,368
2,417		WPP Group (1)	33,062
			5,083,596
	Germany—4.3%
303		Adidas AG (1)	20,244
3,534		Arcandor AG* (1)(2)	113,571
690		BASF AG (1)	95,409
1,600		Bayer AG (1)	133,797
506		Bilfinger Berger (1)	45,257
580		Celesio AG (1)	32,867
15,213		Commerzbank AG (1)	647,554
240		Continental AG (1)	36,315
4,627		Daimler AG (1)	510,942
1,336		Deutsche Boerse (1)	211,729
2,569		Deutsche Post-Registered (1)	77,890
1,520		Deutsche Postbank (1)	111,267
2,942		E.ON AG (1)	574,525
9,948		Fraport AG (1)	778,949
1,753		Fresenius Medical Care (1)	92,621
2,996		Fresenius SE (1)	233,262
2,257		Henkel KGaA (1)	104,773
2,631		Hypo Real Estate (1)	156,949
1,655		IKB Deutsche Industriebank* (1)	34,656
183		Merck KGaA (1)	22,931
897		Rheinmetall AG (1)	80,233
5,184		Rhoen-Klinikum AG (1)	165,584
1,000		RWE AG (1)	136,607
2,784		Siemens AG-Registered (1)	378,849
1,060		Tognum AG* (1)	38,347
			4,835,128

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Russia—4.2%
8,000		AvtoVAZ GDR (3)	$65,972
2,330		Cherepovets MK Severstal Sponsored GDR†	55,221
1,524		CTC Media* (2)	38,237
2,450		Evraz Group GDR†	183,819
11		Evrocement Group* (3)	133,897
19,687		Gazprom Sponsored ADR (2)	977,656
3,173		LUKOIL Sponsored ADR	286,839
530		Mechel OAO ADR	44,600
148		MMC Norilsk Nickel	43,438
1,690		MMC Norilsk Nickel ADR (2)	535,730
21,156		NovaTek OAO	121,435
50		NovaTek OAO Sponsored GDR†	2,870
1,070		NovaTek OAO Sponsored GDR-Registered Shares (1)	61,621
270		Open Investments* (3)	74,520
4,683		Pharmstandard GDR*† (3)	102,136
3,392		Polyus Gold Sponsored ADR	155,184
841		Rosneft Oil	7,376
44,852		Rosneft Oil GDR (1)	398,297
66,300		Sayano-Shushenskaya (3)	116,191
101,356		Sberbank	435,831
6,961		Sistema Hals GDR*† (3)	67,870
3,445		Unified Energy System GDR*	423,735
3,720		Uralkali	18,600
780		Uralkali Sponsored GDR*†	19,500
1,700		Uralsvyazinform ADR	21,590
1		VolgaTelecom ADR	11
34,510		Volzhskaya Hydroelectric Power Station (3)	32,612
9,589		VTB Bank Sponsored GDR*†	92,054
1,880		Wimm-Bill-Dann Foods ADR	225,130
			4,741,972
	Japan—3.3%
340		Acom Co (1)	8,126
576		Aeon Credit Service (1)	8,861
330		Aiful Corp (1)	7,792
1,099		Aisin Seiki (1)	44,999
820		Bank of Kyoto (1)	10,458
9,520		Bank of Yokohama (1)	67,241
2,567		Canon Inc (1)	129,795

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Japan—Continued
2,625		Chiba Bank (1)	$21,030
445		Credit Saison (1)	14,126
1,593		Daihatsu Motor (1)	16,950
682		Daikin Industries (1)	34,268
2,097		Daiwa Securities (1)	20,212
2,591		Denso Corp (1)	104,779
4		Dentsu Inc (1)	10,490
7		East Japan Railway (1)	57,664
668		Eisai Co (1)	28,040
660		Fanuc Ltd (1)	72,290
16		Fuji Television Network (1)	32,282
1,430		Gunma Bank (1)	10,161
3,780		Honda Motor (1)	141,748
486		HOYA Corp (1)	17,676
1,082		Ibiden Co (1)	92,010
2,439		ITOCHU Corp (1)	31,073
16		Japan Tobacco (1)	93,188
480		JFE Holdings (1)	28,060
679		JS Group (1)	10,978
640		JSR Corp (1)	16,575
9		KDDI Corp (1)	68,178
1,760		Komatsu Ltd (1)	59,001
2,079		Kubota Corp (1)	17,494
261		Kyocera Corp (1)	22,117
805		Makita Corp (1)	38,943
3,751		Matsushita Electric Industrial (1)	71,740
2,150		Mitsubishi Corp (1)	66,887
3,425		Mitsubishi Electric (1)	41,572
16,308		Mitsubishi UFJ Financial (1)	162,565
2,680		Mitsui & Co (1)	69,720
874		Mitsui Fudosan (1)	24,147
21		Mizuho Financial (1)	118,103
554		Nintendo Co (1)	349,353
2,974		Nippon Electric Glass (1)	50,428
7		Nippon Telegraph & Telephone (1)	32,098
1,620		Nissan Motor (1)	18,678
1,080		Nitto Denko (1)	52,716
1,948		Nomura Holdings (1)	34,731
2,655		NSK Ltd (1)	23,623

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Japan—Continued
36		NTT DoCoMo (1)	$52,209
490		Olympus Corp (1)	20,505
437		Promise Co (1)	13,127
1,199		Ricoh Co (1)	23,654
2		Sapporo Hokuyo (1)	20,577
570		Seven & I (1)	14,685
1,386		Sharp Corp (1)	21,836
980		Shizuoka Bank (1)	10,258
1,960		Sony Corp (1)	96,903
1,270		Stanley Electric (1)	28,209
4,870		Sumitomo Chemical (1)	43,222
1,898		Sumitomo Corp (1)	33,092
1,075		Sumitomo Electric Industries (1)	17,322
3,749		Sumitomo Heavy Industries (1)	49,605
6,563		Sumitomo Metal Industries (1)	32,362
12		Sumitomo Mitsui Financial (1)	97,986
1,936		Sumitomo Trust & Banking (1)	14,387
1,570		Suruga Bank (1)	20,651
5,533		Suzuki Motor (1)	180,932
560		Takata Corp (1)	19,949
476		Takeda Pharmaceutical (1)	29,731
713		Takefuji Corp (1)	18,233
1,785		Toray Industries (1)	13,766
5,298		Toyota Motor (1)	302,871
535		Yamada Denki (1)	55,105
2,092		Yamaha Motor (1)	59,589
1,203		Yamato Holdings (1)	17,668
1,163		Yokogawa Electric (1)	14,683
			3,776,083
	Australia—3.0%
25,455		BHP Billiton (1)	1,102,434
428		BHP Billiton Sponsored ADR (2)	37,347
4,611		Brambles Ltd (1)	61,106
6,130		Fairfax Media (1)	27,093
108,192		Macquarie Airports (1)	442,035
19,137		Newcrest Mining	574,621
980		Publishing & Broadcasting (1)	19,053
220		Rio Tinto Sponsored ADR (2)	82,500

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Australia—Continued
10,168		Rio Tinto (1)	$999,951
			3,346,140
	Switzerland—2.7%
9,410		ABB Ltd (1)	284,365
1,372		BKW FMB Energie (1)	164,973
5,565		Compagnie Financiere Richemont (1)	397,830
2,012		Credit Suisse-Registered (1)	135,758
383		Dufry Group (1)	42,346
330		Flughafen Wien-Registered (1)	133,467
3,125		Holcim Ltd (1)	357,270
809		Nestle SA-Registered (1)	373,756
120		Nobel Biocare Holding* (1)	35,031
898		Roche Holding (1)	153,420
95		SGS SA (1)	125,139
1,020		Swatch Group (1)	326,798
580		Synthes Inc (1)	72,490
2,100		UBS AG-Registered (1)	112,645
4,930		Xstrata PLC (1)	353,671
			3,068,959
	Poland—2.6%
694		Bank BPH (1)	272,587
5,850		Bank Handlowy w Warszawie (1)	273,745
14,591		Bank Millenium (1)	79,260
5,876		Bank Pekao (1)	627,176
2,410		Bank Zachodni WBK (1)	267,566
150		BRE Bank* (1)	34,274
1,943		Budimex SA* (1)	57,669
210		ING Bank Slaski (1)	74,580
508		Opoczno SA* (1)	8,741
27,001		PKO Bank Polski (1)	600,468
57,630		Polskie Gornictwo Naftowe I (1)	131,396
20,837		Polski Koncern Miesny Duda* (1)	80,487
45,275		Telekomunikacja Polska (1)	428,808
			2,936,757

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Hungary—2.4%
98,487		Magyar Telekom Telecommunications (1)	$529,662
447		MOL Hungarian Oil and Gas (1)	68,792
36,086		OTP Bank (1)	1,956,800
868		Richter Gedeon (1)	188,466
			2,743,720
	Canada—2.2%
3,830		Cameco Corp	187,710
570		Canadian Natural Resources	47,146
2,760		Eldorado Gold*	19,150
1,930		Imperial Oil	104,547
24,147		Ivanhoe Mines*	330,248
2,510		OPTI Canada*	50,343
3,496		Potash Corp of Saskatchewan	432,859
770		Research in Motion*	95,873
2,680		Suncor Energy	291,899
3,910		Talisman Energy	84,721
11,113		Ultra Petroleum*	787,467
7,350		UTS Energy*	47,282
			2,479,245
	Austria—1.7%
578		CA Immobilien Anlagen* (1)	15,606
4,842		Erste Bank der Oesterreichischen Sparkassen (1)	394,710
626		Flughafen Wien (1)	74,208
14,164		Immoeast AG* (1)	172,907
1,530		Oesterreichische Elektrizitaetswirtschafts-Class A (1)	101,162
5,283		OMV AG (1)	395,921
2,705		Raiffeisen International Bank (1)	449,086
1,622		Telekom Austria (1)	46,576
2,253		Wiener Staedtische Versicherung (1)	166,339
2,570		Wienerberger AG (1)	160,666
			1,977,181
	Finland—1.5%
619		Elisa Oyj (1)(2)	18,394
9,094		Fortum Oyj (1)	394,767
4,112		Kemira Oyj (1)	97,534
1,297		Kesko Oyj-Class B (1)	77,768
620		Metso Oyj (1)	37,959

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Finland—Continued
12,928		Nokia Oyj (1)	$512,831
389		Nokian Renkaat (1)	14,677
1,660		OKO Bank-Class A (1)	35,626
5,467		Orion Oyj-Class B (1)	140,437
1,600		Outotec Oyj (1)	122,934
4,754		Ramirent Oyj (1)	106,529
1,305		Sanoma-WSOY Oyj (1)	37,691
3,505		YIT Oyj (1)	108,721
			1,705,868
	Belgium—1.5%
5,350		Fortis (1)	171,469
357		Groupe Bruxelles Lambert (1)	45,788
9,260		KBC Ancora (1)	1,045,731
2,777		KBC Groep (1)	389,747
			1,652,735
	Hong Kong—1.4%
2,850		Alibaba.com Ltd*†	4,964
46,797		China Merchants Holdings International (1)	331,772
12,960		China Mobile (1)	270,499
16,000		Clear Media* (1)	17,003
64,630		Emperor Entertainment Hotel (1)	14,907
27,978		Galaxy Entertainment* (1)	30,533
130,240		GOME Electrical Appliances (1)	298,022
10,929		Hutchison Telecommunications International (1)	15,597
50,200		Melco International Development (1)	95,806
6,970		Melco PBL Entertainment ADR* (2)	110,823
209,769		Shun Tak (1)	329,449
48,540		Texwinca Holdings (1)	42,744
			1,562,119
	Italy—1.4%
560		Autogrill SpA (1)	11,187
12,830		Banca Popolare di Milano (1)	200,130
2,752		Banco Popolare Scarl* (1)	65,945
1,939		Bulgari SpA (1)	30,192
9,391		Buzzi Unicem (1)	265,813
4,716		Credito Emiliano (1)	63,722
1,030		Finmeccanica SpA (1)	30,487

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Italy—Continued
4,398		Geox SpA (1)	$105,201
27,050		Intesa Sanpaolo* (1)	205,595
3,642		Italcementi SpA (1)	83,571
300		Lottomatica SpA (1)	10,691
3,970		Mediobanca SpA (1)	94,150
10,327		Telecom Italia (1)	32,390
31,121		UniCredito Italiano (1)	266,366
2,360		Unione di Banche Italiane (1)	65,492
			1,530,932
	Norway—1.3%
3,670		Aker Kvaerner (1)	128,122
690		Cermaq ASA (1)	10,544
12,113		DnB NOR (1)	199,522
23,580		Marine Harvest* (1)	23,901
18,472		Norsk Hydro (1)	270,422
14,743		StatoiHydro ASA (1)	496,900
4,465		Telenor ASA* (1)	104,853
5,700		Yara International (1)	220,898
			1,455,162
	Czech Republic—1.3%
6,242		Komercni Banka (1)	1,434,104
	Mexico—1.2%
25,277		America Movil SAB de CV-Class L	79,823
5,870		America Movil SAB de CV ADR-Class L	383,839
4,705		Controladora Comercial Mexicana	14,599
28,730		Corporacion Moctezuma	91,264
650		Desarrolladora Homex ADR* (2)	36,731
4,817		Fomento Economico Mexicano Sponsored ADR	171,533
854		Grupo Aeroportuario del Sureste ADR (2)	50,933
49,166		Grupo Financiero Banorte	221,870
7,090		Grupo Televisa Sponsored ADR	176,186
20,427		Urbi Desarrollos Urbanos*	79,012
			1,305,790
	Sweden—1.1%
1,642		Getinge AB-Class B (1)	43,571
1,499		Hennes & Mauritz-Class B (1)	99,893

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Sweden—Continued
897		Modern Times-Class B (1)	$63,134
22,366		Nordea Bank AB (1)	400,871
2,097		OMX AB (1)	88,185
820		Securitas AB-Class B (1)	10,358
5,682		Skandinaviska Enskilda Banken (1)	174,588
9,989		Swedbank AB (1)	313,353
11,168		Telefonaktiebolaget LM Ericsson-Class B (1)	33,503
3,299		TeliaSonera AB (1)	32,497
			1,259,953
	Netherlands—1.0%
2,167		ING Groep (1)	97,685
18,885		KKR Private Equity Investors	370,146
2,270		Koninklijke Ahold* (1)	34,140
916		Koninklijke Vopak (1)	52,582
8,268		Royal KPN (1)	156,122
1,628		TNT NV (1)	66,850
6,307		Unilever NV (1)	205,166
3,260		X 5 Retail GDR-Registered* (1)	117,779
			1,100,470
	Cyprus—0.6%
1,911		AFI Development GDR*†	19,874
19,334		Bank of Cyprus (1)	378,481
18,430		Marfin Popular Bank Public (1)	300,696
			699,051
	China—0.5%
265,262		Beijing Capital International Airport-Class H (1)	532,640
700		China Communications Construction-Class H (1)	2,221
15,280		Weiqiao Textile-Class H (1)	28,705
49,040		Wumart Stores-Class H	44,606
			608,172
	Spain—0.5%
953		Gamesa Corporacion Tecnologica (1)	48,644
4,970		Iberdrola SA (1)	79,985
589		Inditex SA (1)	43,962
10,998		Telefonica SA (1)	363,695
			536,286

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Greece—0.5%
40,300		Alapis Holding Industrial and Commercial* (1)	$148,151
5,071		Hellenic Telecommunication Organization (1)	185,586
19,020		Marfin Investment (1)	180,503
			514,240
	Ukraine—0.4%
2,526		Ukrnafta Oil* (1)	201,301
1,096,759		UkrTelecom*	243,989
			445,290
	Romania—0.4%
9,401		BRD-Groupe Societe Generale	106,630
112,299		Impact Developer and Contractor*	50,266
1,207,713		SNP Petrom	275,542
			432,438
	India—0.4%
3,388		State Bank of India GDR (1)	422,482
	Ireland—0.3%
4,300		CRH PLC (1)	165,137
32,342		Dragon Oil* (1)	210,090
			375,227
	Denmark—0.3%
60		ALK-Abello (1)	12,987
579		Carlsberg A/S-Class B (1)	78,114
430		FLSmidth & Co (1)	46,835
1,150		Novo-Nordisk-Class B (1)	143,039
104		Rockwool International-Class B (1)	33,369
386		Vestas Wind Systems* (1)	34,725
			349,069
	South Africa—0.3%
3,670		Impala Platinum (1)	134,704
5,420		MTN Group (1)	105,483
3,990		Standard Bank (1)	71,683
			311,870

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Multinational—0.3%
1,508		Central European Media Enterprises-Class A* (2)	$173,043
1,180		Millicom International Cellular*	138,626
			311,669
	South Korea—0.2%
610		Hyundai Motor (1)	48,508
530		Kookmin Bank (1)	43,766
146		NHN Corp* (1)	47,385
234		Samsung Electronics (1)	145,283
			284,942
	Croatia—0.2%
102		Atlantska Plovidba	69,975
528		Dom Holding*	19,420
84		Ericsson Nikola Tesla	53,695
205		FIMA Validus*	6,330
18		Institut Gradevinarstva Hrvatske	49,331
492		Podravka prehrambena industija	49,545
347		Proficio DD*	4,300
32		Viadukt DD*	25,169
			277,765
	Brazil—0.2%
9,690		Bovespa Holding* (1)	181,023
791		Diagnosticos da America (1)	18,496
2,600		Unibanco-Units	40,950
140		Unibanco GDR (1)	22,126
			262,595
	Portugal—0.2%
12,756		Energias de Portugal (1)	82,111
23,100		Jeronimo Martins (1)	171,311
			253,422
	Turkey—0.2%
5,174		Acibadem Saglik Hizmetleri ve Ticaret (1)	38,315
1		Anadolu Anonim Turk Sigorta Sirketi (1)	3
5,022		Haci Omer Sabanci (1)	34,368
11,382		Turkiye Garanti Bankasi (1)	104,953
9,011		Turkiye Is Bankasi (1)	61,757
			239,396

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	New Zealand—0.1%
71,050		Auckland International Airport (1)	$157,500
	Chile—0.1%
530		Sociedad Quimica y Minera de Chile Sponsored ADR	101,760
	Thailand—0.1%
80,380		Bank of Ayudhya-NVDR (1)	70,519
	Indonesia—0.1%
88,770		Semen Gresik Persero (1)	61,014
	Lebanon—0.0%
2,540		SOLIDERE-Class A	46,253
	Philippines—0.0%
1,798		Ayala Corp (1)	25,930
46,092		Ayala Land (1)	16,045
			41,975
	Taiwan—0.0%
1,850		Taiwan Semiconductor Manufacturing Sponsored ADR	19,703
		TOTAL COMMON STOCKS (Cost $91,927,176)	99,146,137
	WARRANTS—1.9%
	India—1.6%
6,565		Bharti Airtel-Class A, Issued by CLSA, Expires 05/31/2010*†	168,151
17,698		Canara Bank, Issued by Citigroup, Expires 10/24/2012	132,043
2,458		Oil and Natural Gas, Issued by CLSA, Expires 05/13/2010†	77,943
831		Reliance Industrial, Issued by CLSA, Expires 05/17/2010†	58,860
3,484		ICICI Bank, Issued by CLSA, Expires 05/10/2010†	111,173
1,874		ICICI Bank, Issued by ABN Amro Bank, Expires 06/30/2009	59,904
6,553		ICICI Bank, Issued by Citigroup, Expires 10/24/2012†	210,089
3,869		India Cements, Issued by ABN Amro Bank, Expires 06/30/2009	27,818
3,205		Mahindra & Mehindra, Issued by CLSA, Expires 06/28/2010†	61,536
4,314		State Bank of India, Issued by Citigroup, Expires 10/24/2012†	269,617
7,899		State Bank of India, Issued by CLSA, Expires 05/13/2010†	492,596
1,629		State Bank of India, Issued by Deutsche Bank AG, Expires 08/18/2017†	102,740
473		Suzlon Energy, Issued by Citigroup, Expires 10/24/2012	23,592
116		Suzlon Energy, Issued by CLSA, Expires 06/22/2011†	5,825
			1,801,887

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	WARRANTS—Continued
	Taiwan—0.3%
29,520		Formosa Plastics, Issued by Deutsche Bank, AG London, Expires 01/24/2017†	$90,922
21,628		Hon Hai Precision Industry, Issued by Deutsche Bank, AG London, Expires 08/19/2008†	164,221
31,743		Taiwan Semiconductor Manufacturing, Issued by Deutsche Bank, AG London, Expires 01/19/2017	62,502
			317,645
		TOTAL WARRANTS (Cost $1,543,338)	2,119,532
	INVESTMENT FUNDS—1.7%
	India—0.6%
28,256		Banking Index Benchmark Exchange Traded Scheme-Bank BeES, Issued by Citigroup, Expires 10/24/2012†	650,934
4,636		Banking Index Benchmark Exchange Traded Scheme-Bank BeES, Issued by CLSA, Expires 03/22/2012†	107,694
			758,628
	France—0.6%
15,265		Lyxor ETF Eastern Europe (1)	671,807
	United States—0.3%
3,790		IShares MSCI Brazil (2)	324,424
	Romania—0.2%
23,500		SIF 1 Banat Crisana Arad	36,459
25,400		SIF 2 Moldova Bacau	39,627
38,700		SIF 3 Transilvania Brasov*	40,195
35,000		SIF 4 Muntenia Bucuresti	38,025
22,300		SIF 5 Oltenia Craiova	41,962
			196,268
		TOTAL INVESTMENT FUNDS (Cost $1,471,913)	1,951,127
	PREFERRED STOCKS—1.2%
	Brazil—0.8%
19,690		Cia Vale do Rio Doce (1)	618,531
7,780		Petroleo Brasileiro (1)	322,076
			940,607

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	PREFERRED STOCKS—Continued
	Russia—0.2%
348		Silvinit (3)	$138,330
24,975		URSA Bank (3)	47,452
			185,782
	Germany—0.2%
163		Fresenius SE (1)	12,923
740		Volkswagen AG	140,434
			153,357
	Croatia—0.0%
390		Adris Grupa	39,887
		TOTAL PREFERRED STOCKS (Cost $1,073,390)	1,319,633
Face Value	Currency
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS—1.0%
	United States—1.0%
		U.S. Treasury Bills
1,000,000	USD	3.790% due 12/06/2007 (4)	996,315
100,000	USD	3.800% due 12/06/2007 (4)	99,631
			1,095,946
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS	(Cost $1,095,946)	1,095,946
	STRUCTURED NOTES—0.2%
	Philippines—0.2%
8	USD	Phillippines Notes, due 10/17/2008 Zero Coupon (Cost $182,308)*†	301,563
Share Amount
	RIGHTS—0.0%
	Philippines—0.0%
56,604		Ayala Land Rights, Expires TBD (Cost $121)	130

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global Equity Fund Inc.

Face Value	Currency	Description	Market Value (Note 2)
	SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—9.5%
	United States—9.5%
10,713,067	USD	State Street Navigator Securities Lending Prime Portfolio (Cost $10,713,067)	$10,713,067
	REPURCHASE AGREEMENT—4.4%
	United States—4.4%
4,958,667	USD	State Street Bank and Trust Repurchase Agreement, dated 10/31/2007, due 11/01/2007, with a maturity value $4,959,082 and an effective yield of 3.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.760%, a maturity date of 09/01/2034, and an aggregate market value of $5,059,068. (Cost $4,958,667)	$4,958,667
		TOTAL INVESTMENTS—107.6% (Cost $112,965,926)	121,605,802
		OTHER ASSETS AND LIABILITIES (Net)—(7.6%)	(8,577,152)
		TOTAL NET ASSETS—100.0%	$113,028,650

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  ETF  Exchange-Traded Funds

  GDR  Global Depositary Receipt

  NVDR  Non Voting Depositary Receipt

  (1)  Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the board of Trustees.

  (2)  All or a portion of this security was on loan to brokers at October 31, 2007.

  (3)  Illiquid security

  (4)  Security has been pledged for futures collateral.

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $113,289,325.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2007

Julius Baer Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/02/07	AUD	2,403	2,227	2,218	$9
11/20/07	AUD	1,196,141	1,107,433	1,027,944	79,489
12/12/07	AUD	463,720	428,807	404,366	24,441
01/24/08	BRL	363,738	206,924	197,531	9,393
11/01/07	CAD	10,706	11,272	11,221	51
11/02/07	CAD	14,273	15,027	14,994	33
11/19/07	CAD	834,756	878,917	823,182	55,735
12/27/07	CAD	615,433	648,130	614,278	33,852
01/24/08	CAD	128,543	135,390	131,261	4,129
11/08/07	HKD	9,471,733	1,222,111	1,220,733	1,378
12/17/07	HKD	1,268,800	163,787	163,579	208
01/24/08	HKD	1,544,834	199,527	199,346	181
11/19/07	HUF	180,235,617	1,036,588	1,008,412	28,176
12/27/07	HUF	14,730,036	84,494	82,387	2,107
11/27/07	INR	10,304,951	261,734	258,903	2,831
11/01/07	JPY	9,367,357	81,254	81,711	(457)
11/02/07	JPY	3,101,534	26,903	26,874	29
11/20/07	JPY	121,084,361	1,052,475	1,085,292	(32,817)
11/30/07	JPY	119,012,588	1,035,655	1,050,421	(14,766)
12/03/07	KRW	198,145,536	220,296	217,337	2,959
11/20/07	MXN	2,261,045	210,964	205,061	5,903
11/01/07	NOK	400,990	74,377	75,049	(672)
11/02/07	NOK	1,921	356	356	0
11/19/07	PLN	1,728,941	689,497	646,177	43,320
12/24/07	PLN	405,931	161,865	151,909	9,956
11/19/07	TRY	293,735	249,322	240,569	8,753
12/24/07	TRY	145,474	122,141	117,861	4,280
12/03/07	TWD	15,015,025	464,934	464,135	799
01/04/08	ZAR	3,777,686	571,931	540,701	31,230
Net unrealized appreciation on forward foreign exchange contracts to buy					$300,530

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2007

Julius Baer Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Depreciation
11/20/07	AUD	1,196,141	1,107,433	931,777	$(175,656)
11/19/07	CAD	834,756	878,917	776,481	(102,436)
12/27/07	CZK	4,628,149	249,440	237,441	(11,999)
01/24/08	EUR	370,950	537,180	528,138	(9,042)
01/31/08	EUR	884,961	1,281,603	1,275,017	(6,586)
11/19/07	HUF	271,608,204	1,562,099	1,397,898	(164,201)
12/27/07	HUF	14,730,036	84,494	81,920	(2,574)
11/20/07	MXN	5,284,013	493,018	465,889	(27,129)
11/19/07	PLN	3,097,513	1,235,280	1,087,960	(147,320)
12/24/07	PLN	405,931	161,865	151,207	(10,658)
11/19/07	TRY	504,886	428,546	349,416	(79,130)
12/24/07	TRY	145,474	122,141	114,447	(7,694)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(744,425)

Glossary of Currencies

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CZK  — Czech Koruna

EUR  — Euro

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Nuevo Peso

NOK  — Norwegian Krone

PLN  — Polish Zloty

TRY  — Turkish Lira

TWD  — New Taiwan Dollar

ZAR  — South African Rand

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer Global Equity Fund Inc.

At October 31, 2007, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	23.9%	$27,078,283
Materials	12.3	13,925,240
Industrials	11.5	13,038,431
Consumer Discretionary	10.2	11,591,050
Energy	7.8	8,791,737
Information Technology	7.7	8,699,954
Healthcare	5.3	5,956,296
Telecommunications	4.9	5,486,908
Consumer Staples	4.8	5,402,945
Utilities	4.3	4,867,278
Cash & Cash Equivalents	14.9	16,767,680	*
Total Investments	107.6	121,605,802
Other Assets and Liabilities (Net)	(7.6)	(8,577,152	)*
Net Assets	100.0%	$113,028,650

* Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for futures with a notional market value of $5,524,118, which is 4.89% of net assets.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—85.6%
	France—8.4%
101,564		Accor SA (1)	$9,713,738
497,143		Aeroports de Paris (1)(2)	57,069,133
766,906		Air Liquide (1)	105,759,245
241,822		Alstom (1)	57,526,290
712,708		BNP Paribas (1)	78,848,762
1,032,289		Bouygues SA (1)	99,390,264
226,707		Bureau Veritas* (1)	13,112,974
598,228		Compagnie de Saint-Gobain (1)	64,552,580
955,991		Credit Agricole (1)	37,879,792
81,434		EDF Energies Nouvelles (1)(2)	6,537,083
1,611,991		Electricite de France (1)	193,655,643
133,390		Eurazeo (1)	19,908,276
1,873,901		France Telecom (1)	69,226,608
94,793		Hermes International (1)(2)	12,483,581
776,232		JC Decaux (1)(2)	28,601,703
1,372,925		Lafarge SA (1)	223,908,316
1,804,033		LVMH Moet Hennessy Louis Vuitton (1)	232,665,571
399,388		M6-Metropole Television (1)	11,831,010
479,412		Neuf Cegetel (1)	24,272,641
238,058		Nexity (1)	15,850,180
344,965		Pernod-Ricard (1)	79,740,433
255,995		PPR (1)	50,818,140
158,704		Remy Cointreau (1)	12,204,846
265,494		Renault SA (1)	44,726,288
1,301,439		Societe Television Francaise 1 (1)	36,077,233
161,857		Sodexho Alliance (1)	11,736,928
2,485,318		Suez SA (1)	161,977,046
241,760		Technip SA (1)	21,724,522
3,914,870		Total SA (1)	315,556,011
536,028		Veolia Environnement (1)	47,912,226
1,117,741		Vinci SA (1)	91,910,503
302,337		Vivendi (1)	13,633,121
78,860		Wendel (1)(2)	13,539,073
			2,264,349,760
	United Kingdom—7.3%
2,178,091		Amec PLC (1)	38,074,113
2,776,711		Anglo American (1)	191,516,780
1,628,031		BAE Systems (1)	16,899,036

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	United Kingdom—Continued
4,662,632		BHP Billiton (1)	$177,706,883
24,901,505		BP PLC (1)	323,485,923
2,679,507		Burberry Group (1)	34,338,329
2,281,335		Ceres Power* (1)	16,010,588
6,910,185		Compass Group (1)	49,847,260
9,750,347		Diageo PLC (1)	223,321,958
53,674		Equest Investments Balkans*	1,369,774
2,832,791		GlaxoSmithKline PLC (1)	72,995,066
4,424,974		Highland Gold Mining* (1)	11,412,224
1,178,029		Intertek Group (1)	25,201,486
1,531,230		Kingfisher PLC (1)	6,293,245
235,679		Persimmon PLC (1)	5,157,346
660,020		Peter Hambro Mining* (1)	19,304,285
6,163,648		QinetiQ PLC (1)	24,316,491
1,396,159		Reckitt Benckiser (1)	81,054,524
5,992,092		Rolls-Royce Group* (1)	67,188,870
242,080,516		Rolls-Royce Group-Class B-Entitlement Shares*	502,886
1,025,555		Scottish & Newcastle (1)	16,732,181
8,374,603		Smith & Nephew (1)	113,275,427
1,670,778		Taylor Wimpey (1)	8,638,690
11,543,422		Tesco PLC (1)	117,316,783
72,750,579		Vodafone Group (1)	286,686,975
1,797,488		William Hill (1)	23,195,840
942,323		WPP Group (1)	12,889,846
835,295		Xchanging Ltd* (1)	4,738,779
			1,969,471,588
	Germany—6.8%
263,947		Aareal Bank (1)(2)	13,727,797
123,006		Adidas AG (1)	8,218,283
881,773		Arcandor AG* (1)(2)	28,337,192
205,207		BASF AG (1)	28,374,832
479,499		Bayer AG (1)	40,097,113
207,755		Bilfinger Berger (1)	18,581,705
135,990		Celesio AG (1)	7,706,214
5,552,825		Commerzbank AG (1)	236,360,572
90,063		Continental AG (1)	13,627,583
1,386,693		Curanum AG (1)	18,148,853

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Germany—Continued
1,700,644		Daimler AG (1)	$187,795,688
236,572		Demag Cranes (1)	13,669,452
297,625		Deutsche Beteiligungs (1)	10,392,781
489,175		Deutsche Boerse (1)	77,524,375
1,041,248		Deutsche Post-Registered (1)	31,569,696
535,303		Deutsche Postbank (1)	39,185,061
526,317		Deutsche Wohnen (1)	23,295,869
1,064,142		E.ON AG (1)	207,809,768
3,212,832		Fraport AG (1)(2)	251,571,359
841,095		Fresenius Medical Care (1)	44,439,664
794,018		Fresenius SE (1)	61,820,568
850,340		Henkel KGaA (1)	39,473,869
1,015,879		Hypo Real Estate (1)(2)	60,601,165
802,708		IKB Deutsche Industriebank* (1)(2)	16,808,740
67,520		Interhyp AG (1)(2)	5,816,879
379,393		Marseille-Kliniken AG (1)	9,170,035
1,832,860		Mediclin AG* (1)(4)	9,311,705
145,299		Merck KGaA (1)	18,206,784
165,892		MLP AG (2)	2,202,010
150,364		MVV Energie (1)	6,524,294
335,062		Prakitker Bau-und Heimwerkermaerkte (1)	12,164,406
277,619		Rheinmetall AG (1)	24,831,949
1,111,625		Rhoen-Klinikum AG (1)	35,506,869
382,812		RWE AG (1)	52,294,762
1,081,590		Siemens AG-Registered (1)	147,183,764
409,004		Tognum AG* (1)	14,796,391
266,561		Wacker Construction Equipment* (1)	6,377,106
			1,823,525,153
	Russia—6.1%
457,611		Alfa Cement* (3)	70,700,900
5,624,640		AvtoVAZ GDR (3)	46,383,453
34,722,025		Central Telecommunication (3)	31,770,653
53,536,950		Chelindbank (3)	15,258,031
326,584		Cherepovets MK Severstal Sponsored GDR†	7,740,041
231,825		CTC Media*	5,816,489
15,070,348		Dagestan Regional Generation	2,637,311
772,406		Evraz Group GDR†	57,952,077
440		Evrocement Group* (3)	5,355,900

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Russia—Continued
6,016,784		Gazprom Sponsored ADR	$298,793,493
547,651		Kuban Energy Retail* (3)	1,807,248
547,651		Kuban Main Network* (1)(3)	0
547,651		Kubanenergo OJSC (3)	15,886,307
11,287,332		Lenenergo* (3)	20,542,944
632,127		LUKOIL Sponsored ADR	57,144,281
124,979		Mechel OAO ADR	10,516,983
640,995		MMC Norilsk Nickel ADR (2)	203,195,415
50,181,127		Moscow Energy Network	3,487,588
281,975		North-West Telecom ADR	25,307,256
4,578,826		NovaTek OAO	26,282,461
152,124		NovaTek OAO Sponsored GDR†	8,731,918
376,326		NovaTek OAO Sponsored GDR-Registered Shares (1)	21,672,655
66,772,886		Novorossiysk Sea Trade Port (3)	16,860,154
77,528		Open Investments* (3)	21,397,728
166,537		Pharmstandard* (3)	14,528,688
93,713		Polyus Gold	4,254,570
1,074,505		Polyus Gold Sponsored ADR	49,158,604
646,001		RBC Information Systems*	6,040,109
3,952,052		Rosneft Oil	34,659,496
9,653,647		Rosneft Oil GDR (1)(2)	85,726,835
32,146,187		Rostovenergo* (3)	3,061,603
21,446,429		Sberbank	92,219,645
333,982		Sibirskiy Cement (3)	31,895,281
56,811		Sibirtelecom ADR	5,135,714
21,446		Sistema Hals*†	4,181,970
1,483,076		Sistema Hals GDR* (3)	14,459,991
787,702		Southern Telecommunication ADR	7,581,632
13,669,823,591		TGK-8	18,226,796
738,555		Unified Energy System GDR* (2)	90,842,265
6,347,868		Uralkali	31,739,340
184,983		Uralkali Sponsored GDR*†	4,624,575
645,906		Veropharm* (4)	30,519,059
1,600,473		VolgaTelecom	9,122,696
205,040		VolgaTelecom ADR (2)	2,337,456
64,840		Volskcement-Class BRD (3)	23,342,400
4,126,097		Volzhskaya Hydroelectric Power Station (3)	3,899,162
2,502,584		VTB Bank Sponsored GDR*†	24,024,806
428,130		Wimm-Bill-Dann Foods ADR (2)	51,268,568

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Russia—Continued
207,398,357		Zagorskaya Gaes (3)	$8,347,784
26,482,383		Zhigulyovskaya Hydro (3)	13,671,530
			1,640,111,861
	Japan—5.7%
261,890		Acom Co (1)(2)	6,259,481
465,349		Aeon Credit Service (1)	7,158,595
291,700		Aiful Corp (1)(2)	6,888,037
421,927		Aisin Seiki (1)	17,275,911
361,726		Bank of Kyoto (1)(2)	4,613,180
3,028,686		Bank of Yokohama (1)	21,391,999
1,172,688		Canon Inc (1)	59,294,672
1,230,000		Chiba Bank (1)	9,854,148
262,147		Credit Saison (1)	8,321,644
631,000		Daihatsu Motor (1)	6,713,981
199,300		Daikin Industries (1)	10,014,001
795,458		Daiwa Securities (1)	7,667,199
869,406		Denso Corp (1)	35,158,336
1,347		Dentsu Inc (1)	3,532,511
3,148		East Japan Railway (1)	25,932,502
282,500		Eisai Co (1)	11,858,042
171,600		Exedy Corp (1)	5,629,209
255,400		Fanuc Ltd (1)	27,973,933
4,086		Fuji Television Network (1)	8,243,906
1,093,000		Gunma Bank (1)	7,766,155
1,409,652		Honda Motor (1)	52,861,296
558,132		HOYA Corp (1)	20,299,032
263,260		Ibiden Co (1)	22,386,819
1,259,297		ITOCHU Corp (1)	16,043,740
7,661		Japan Tobacco (1)	44,619,571
187,301		JFE Holdings (1)	10,949,114
331,931		JS Group (1)	5,366,801
297,728		JSR Corp (1)	7,710,831
3,345		KDDI Corp (1)	25,339,461
1,224,148		Koito Manufacturing (1)	17,042,044
641,700		Komatsu Ltd (1)	21,511,885
581,269		Kubota Corp (1)	4,891,153
100,900		Kyocera Corp (1)	8,550,286
419,932		Makita Corp (1)	20,314,758

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Japan—Continued
1,469,132		Matsushita Electric Industrial (1)	$28,098,023
841,397		Mitsubishi Corp (1)	26,175,983
1,369,000		Mitsubishi Electric (1)	16,616,509
6,404,522		Mitsubishi UFJ Financial (1)	63,842,814
1,058,000		Mitsui & Co (1)	27,523,778
307,022		Mitsui Fudosan (1)	8,482,563
5,658		Mizuho Financial (1)	31,820,266
496,000		Nabtesco Corp	8,463,936
171,926		Nintendo Co (1)	108,416,667
1,159,314		Nippon Electric Glass (1)	19,657,509
1,729		Nippon Telegraph & Telephone (1)	7,928,235
400,226		Nissan Motor (1)	4,614,567
516,131		Nitto Denko (1)	25,193,084
697,049		Nomura Holdings (1)	12,427,748
935,000		NSK Ltd (1)	8,319,156
15,923		NTT DoCoMo (1)	23,092,511
522,000		OKUMA Corp	7,382,470
119,279		Olympus Corp (1)	4,991,494
278,580		Promise Co (1)(2)	8,368,461
761,000		Ricoh Co (1)	15,013,044
485		Sapporo Hokuyo (1)	4,989,864
169,841		Seven & I (1)	4,375,784
479,000		Sharp Corp (1)	7,546,452
454,603		Shizuoka Bank (1)	4,758,507
740,708		Sony Corp (1)	36,620,951
443,688		Stanley Electric (1)	9,855,050
2,103,000		Sumitomo Chemical (1)	18,664,405
769,652		Sumitomo Corp (1)	13,418,873
713,700		Sumitomo Electric Industries (1)	11,499,922
1,502,696		Sumitomo Heavy Industries (1)	19,882,913
2,877,175		Sumitomo Metal Industries (1)	14,187,415
5,091		Sumitomo Mitsui Financial (1)(2)	41,570,695
1,777,653		Sumitomo Trust & Banking (1)	13,210,581
425,000		Suruga Bank (1)	5,590,304
1,918,700		Suzuki Motor (1)	62,742,330
231,279		Takata Corp (1)	8,238,827
318,800		Takeda Pharmaceutical (1)	19,912,198
277,950		Takefuji Corp (1)(2)	7,107,977
1,135,431		Toray Industries (1)(2)	8,756,389

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Japan—Continued
2,065,689		Toyota Motor (1)	$118,089,493
146,900		Ulvac Inc (1)(2)	5,748,857
348,680		Yamada Denki (1)	35,913,745
503,500		Yamaha Motor (1)	14,341,810
333,587		Yamato Holdings (1)	4,899,233
724,895		Yokogawa Electric (1)	9,151,646
			1,526,937,272
	Australia—4.3%
1,190,950		Austereo Group (1)	2,857,085
8,994,236		BHP Billiton (1)	389,532,476
130,749		BHP Billiton Sponsored ADR (2)	11,409,158
2,550,440		Brambles Ltd (1)	33,799,269
530,382		Fairfax Media (1)	2,344,172
31,440,390		Macquarie Airports (1)	128,454,590
6,663,269		Newcrest Mining	200,075,979
709,992		Prime Television (1)	2,558,244
134,226		Publishing & Broadcasting (1)	2,609,638
2,048,563		Rio Tinto (1)	191,598,239
1,941,406		Rio Tinto (1)(2)	200,630,693
178,845		Southern Cross Broadcasting (1)	2,888,424
786,814		Ten Network (1)(2)	2,017,936
			1,170,775,903
	Switzerland—4.2%
3,015,377		ABB Ltd (1)	91,123,172
292,446		BKW FMB Energie (1)	35,164,457
1,953,511		Compagnie Financiere Richemont (1)	139,652,504
787,983		Credit Suisse-Registered (1)	53,168,589
573,760		Dufry Group (1)	63,437,349
136,505		Flughafen Wien-Registered (1)	55,208,956
1,272,183		Holcim Ltd (1)	145,444,140
303,380		Nestle SA-Registered (1)	140,160,784
28,226		Nobel Biocare Holding* (1)	8,239,934
432,797		Roche Holding (1)	73,941,804
32,367		SGS SA (1)	42,635,607

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Switzerland—Continued
384,991		Swatch Group (1)	$123,347,227
114,499		Synthes Inc (1)	14,310,489
847,116		UBS AG-Registered (1)	45,439,731
1,576,605		Xstrata PLC (1)	113,103,408
			1,144,378,151
	Poland—3.8%
4,394,619		Agora SA (1)(4)	98,026,219
185,249		Bank BPH (1)	72,761,582
892,087		Bank Handlowy w Warszawie (1)	41,744,339
2,858,170		Bank Millenium (1)	15,525,904
1,784,509		Bank Pekao (1)	190,470,034
932,930		Bank Zachodni WBK (1)	103,576,740
24,257		BRE Bank* (1)	5,542,575
542,832		Budimex SA* (1)	16,111,547
103,866		Dom Development (1)	5,521,713
347,671		Grupa Kety (1)	26,348,709
436,617		Inter Cars (1)	24,081,143
87,826		Inter Groclin Auto* (1)	1,547,562
588,065		NFI Empik Media & Fashion* (1)	5,637,724
378,963		Opoczno SA* (1)	6,520,490
23,352		PBG SA* (1)	3,177,452
9,159,649		PKO Bank Polski (1)	203,699,010
557,625		Polish Energy Partners* (1)	9,063,191
4,910,883		Polskie Gornictwo Naftowe I (1)	11,196,802
117,363		Polnord SA* (1)	7,766,692
788,945		Polska Grupa Farmaceutyczna (1)(4)	32,440,947
4,783,965		Polski Koncern Miesny Duda* (1)	18,479,004
320,892		Sniezka SA (1)	7,043,400
9,876,593		Stalexport SA* (1)	15,974,005
82,385		Stomil Sanok (1)	6,691,415
24,508		Techmex SA* (1)	406,376
9,911,197		Telekomunikacja Polska (1)	93,870,760
			1,023,225,335
	Hungary—3.1%
980,663		Ablon Group* (1)	5,000,754
101,460		Egis Gyogyszergyar (1)	12,933,007
24,778,286		Magyar Telekom Telecommunications (1)	133,257,467

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Hungary—Continued
127,969		MOL Hungarian Oil and Gas (1)	$19,694,072
11,464,773		OTP Bank (1)	621,689,113
179,059		Richter Gedeon (1)	38,878,590
			831,453,003
	Finland—3.1%
970,228		Atria Group (1)	28,857,338
833,620		Citycon Oyj (1)	5,426,403
626,506		Cramo Oyj (1)(2)	23,636,610
401,687		Elisa Oyj (1)(2)	11,936,669
3,901,076		Fortum Oyj (1)	169,344,358
2,138,569		HKScan Oyj (1)	50,382,721
704,368		Kemira Oyj (1)	16,707,095
227,496		Kesko Oyj-Class B (1)	13,640,608
184,946		Metso Oyj (1)	11,323,167
6,088,640		Nokia Oyj (1)	241,525,430
227,741		Nokian Renkaat (1)(2)	8,592,874
677,976		OKO Bank-Class A (1)	14,550,201
789,582		Olvi Oyj (1)	30,660,183
340,800		Oriola-KD Oyj-Class A (1)	1,589,120
2,522,169		Oriola-KD Oyj-Class B (1)	11,788,046
980,081		Orion Oyj-Class B (1)(2)	25,176,437
569,191		Outotec Oyj (1)	43,733,007
2,187,983		Ramirent Oyj (1)	49,028,941
388,931		Sanoma-WSOY Oyj (1)	11,233,014
1,849,765		YIT Oyj (1)(2)	57,377,503
			826,509,725
	Austria—2.6%
333,794		CA Immobilien Anlagen* (1)	9,012,211
1,328,162		CA Immo International* (1)	23,231,157
1,300,623		Erste Bank der Oesterreichischen Sparkassen (1)	106,024,242
806,641		Flughafen Wien (1)	95,621,523
2,884,917		Immoeast AG* (1)	35,217,614
380,083		Oesterreichische Elektrizitaetswirtschafts-Class A (1)	25,130,670
1,717,600		OMV AG (1)	128,721,258
897,852		Raiffeisen International Bank (1)(2)	149,062,027
573,101		Telekom Austria (1)	16,456,530

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Austria—Continued
607,871		Wiener Staedtische Versicherung (1)	$44,879,165
918,868		Wienerberger AG (1)	57,443,850
			690,800,247
	Norway—2.2%
1,742,454		Acta Holding (1)(2)	6,925,854
965,759		Aker Kvaerner (1)	33,715,235
2,564,094		Austevoll Seafood* (1)	20,667,132
722,307		Cermaq ASA (1)	11,037,650
3,292,006		Copeinca ASA* (1)	33,259,313
4,331,384		DnB NOR (1)	71,345,262
1,966,882		Marine Farms* (1)(4)	10,649,204
7,706,646		Marine Harvest* (1)(2)	7,811,422
5,399,624		Norsk Hydro (1)	79,048,232
731,971		Norske Skogindustrier ASA Class A	8,044,056
865,827		RomReal Ltd*	3,677,639
2,783,755		Scandanavian Property Development* (1)	20,008,070
5,438,825		StatoiHydro ASA (1)	183,310,880
1,713,940		Telenor ASA* (1)	40,248,807
1,693,260		Yara International (1)	65,620,754
			595,369,510
	Italy—2.2%
2,215,356		Aeffe SpA* (1)	11,853,175
1,323,930		Aicon SpA* (1)	7,141,649
132,215		Autogrill SpA (1)	2,641,165
341,041		Banca Popolare dell' Emilia Romagna (1)	8,083,693
391,498		Banca Popolare dell'Etruria e del Lazio (1)(2)	7,197,661
4,405,764		Banca Popolare di Milano (1)	68,723,605
1,202,461		Banca Popolare di Sondrio (1)(2)	19,154,751
1,078,766		Banco Popolare Scarl* (1)	25,850,076
657,922		Bulgari SpA (1)	10,244,537
2,482,727		Buzzi Unicem (1)	70,273,743
1,486,418		Credito Emiliano (1)	20,084,342
354,175		Finmeccanica SpA (1)	10,483,212
753,641		Geox SpA (1)	18,027,156
11,364,278		Intesa Sanpaolo* (1)	86,374,836
859,140		Italcementi SpA (1)(2)	19,714,254
70,800		Lottomatica SpA (1)	2,523,170
1,172,831		Mediobanca SpA (1)	27,814,141

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Italy—Continued
1,292,320		Piccolo Credito Valtellinese (1)(2)	$17,986,139
299,825		Poltrona Frau (1)	1,173,174
257,374		SAVE SpA (1)	8,932,254
6,718,143		Telecom Italia (1)	21,071,172
12,181,195		UniCredito Italiano (1)	104,259,426
758,327		Unione di Banche Italiane (1)(2)	21,044,105
			590,651,436
	Sweden—2.2%
893,711		Elekta AB-Class B (1)(2)	17,287,471
739,658		Getinge AB-Class B (1)(2)	19,627,039
462,506		Hemtex AB (1)	6,740,177
806,174		Hennes & Mauritz-Class B (1)	53,723,359
479,959		Modern Times-Class B (1)	33,781,077
266,132		Nobia AB	2,335,293
8,721,610		Nordea Bank AB (1)	156,319,267
806,572		OMX AB (1)(2)	33,918,665
7,816		RaySearch Laboratories* (1)	243,456
2,630,451		Rezidor Hotel (1)	21,035,214
193,254		Securitas AB-Class B (1)	2,441,061
2,174,457		Skandinaviska Enskilda Banken (1)	66,813,411
3,839,075		Swedbank AB (1)(2)	120,431,169
7,103,522		Telefonaktiebolaget LM Ericsson-Class B (1)	21,309,840
1,883,670		TeliaSonera AB (1)	18,554,994
105,162		Trelleborg AB -B Shares	2,690,487
823,770		Vostok Nafta Investment* (1)	12,378,383
			589,630,363
	Canada—2.1%
1,334,672		Cameco Corp	65,412,699
167,194		Canadian Natural Resources	13,828,975
3,030,263		Eldorado Gold*	21,024,882
617,286		Imperial Oil	33,437,950
7,464,735		Ivanhoe Mines*	102,091,922
735,635		OPTI Canada*	14,754,524
1,197,661		Potash Corp of Saskatchewan	148,289,044
221,094		Research in Motion*	27,528,414
978,042		Suncor Energy	106,526,053

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Canada—Continued
1,330,638		Talisman Energy	$28,831,891
2,158,874		UTS Energy*	13,887,892
			575,614,246
	Hong Kong—1.9%
674,150		Alibaba.com Ltd*†	1,174,205
9,985,758		China Merchants Holdings International (1)	70,794,962
3,434,766		China Mobile (1)	71,689,943
34,129,602		Clear Media* (1)(4)	36,268,597
40,296,244		Emperor Entertainment Hotel (1)	9,294,095
14,816,208		Galaxy Entertainment* (1)	16,169,326
35,007,354		GOME Electrical Appliances (1)	80,105,741
5,823,459		Hutchison Telecommunications International (1)	8,310,612
34,260,718		Melco International Development (1)	65,385,834
7,648		Melco PBL Entertainment ADR* (2)	121,603
68,752,661		Shun Tak (1)	107,978,256
20,230,339		Texwinca Holdings (1)	17,814,844
18,639,053		Tianjin Port Development (1)	19,512,377
			504,620,395
	Czech Republic—1.8%
2,126,273		Komercni Banka (1)(4)	488,512,803
	Netherlands—1.8%
627,209		Draka Holding (1)(2)	27,474,619
863,421		ING Groep (1)	38,921,827
7,327,894		KKR Private Equity Investors	143,626,722
897,698		Koninklijke Ahold* (1)	13,501,091
327,092		Koninklijke Vopak (1)(2)	18,776,275
4,034,049		Plaza Centers* (1)	18,894,443
2,986,868		Royal KPN (1)	56,400,085
1,208,182		Spazio Investment (1)	21,001,152
578,221		TNT NV (1)	23,743,391
2,486,315		Unilever NV (1)	80,879,698
212,040		Vedior NV (1)	4,841,952
1,369,339		Wavin NV (1)	23,702,672
451,920		X 5 Retail GDR-Registered* (1)	16,327,250
			488,091,177

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Ukraine—1.6%
214,485		Anthousa Ltd Sponsored GDR† (3)	$8,750,634
6,188,223		Bank Forum*	55,433,360
2,343,250		Centrenergo*	12,047,558
178,305		Centrenergo Sponsored ADR* (3)	9,167,352
20,500		Dniproenergo* (1)	10,458,770
10,201,398		Dragon-Ukrainian Properties & Development* (4)	27,473,006
12,260		Farmak* (3)	593,787
7,562,990		Harkivoblenergo* (3)	18,806,525
902,412		Hmelnitskoblenergo* (3)	2,052,153
10,700		Ivano-Frankivskcement* (3)	2,010,085
116,601,842		JSCB Ukrsotsbank* (3)	31,312,102
2,750,000		Kirovogradoblenergo* (3)	4,078,505
240,262		Korukivskas Technical Papers* (3)	3,254,488
3,228,131		Krymenergo* (3)	9,575,235
115,161		Kyivmedpreparat* (3)(4)	9,906,078
76,611,005		Lutsk Automobile Plant*	22,080,391
189,156		Lvivoblenergo* (3)	455,403
488,244		Poltavaoblenergo* (3)	1,158,578
183,743,363		Raiffeisen Bank Aval	40,403,920
65,228		Retail Group* (3)	32,614,000
21,206		Rodovid Bank* (3)	37,740,558
6,895,337		Slavutich Brewery* (3)	7,022,145
2,636,403		Tsukrovyy Soyz Ukrros* (3)	5,930,212
1,153,346,022		Ukrinbank* (3)(4)	6,842,075
17,577		Ukrnafta Oil ADR*	8,803,956
116,751,392		UkrTelecom*	25,972,971
573,260		UkrTelecom GDR* (1)	6,236,817
18,621,729		VK Development* (3)	6,536,201
3,553,786		Zakarpattyaoblenergo* (3)	7,378,832
15,000		Zakhidenergo*	1,812,488
595,792		Zakhidenergo GDR* (3)	17,997,761
400,000		Zhytomyroblenergo* (3)	779,118
			434,685,064
	Romania—1.3%
18,586,112		Albalact SA*	6,703,956
1,312,300		Antibiotice	1,072,150
57,310,400		ARDAF-Societatea de Asigurare Reasigurare* (3)	3,636,226
4,814,944		Banca Transilvania*	1,893,670

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Romania—Continued
50,060,712		Biofarm Bucuresti* (4)	$13,705,727
4,415,699		BRD-Groupe Societe Generale	50,084,631
425,284		Cemacon SA* (4)	3,308,239
62,668,800		Compania Hoteliera Intercontinental* (4)	7,625,598
8,672,500		Compa-Sibiu*	5,804,028
1,487,326		Concefa SA*	2,662,980
11,250,200		Condmag* (4)	7,822,485
66,191,800		Dafora SA* (4)	15,820,907
175,968		Farmaceutica Remedia SA Deva*	562,064
97,126,031		Impact Developer and Contractor* (4)	43,474,778
693,300		Policolor*	1,295,550
648,444,600		Rompetrol Rafinare*	32,970,328
113,050		Santierul Naval Braila* (3)	171,950
139,400		Simcor Oradea*	1,090,435
555,587,557		SNP Petrom	126,758,273
16,413,875		Socep Constanta*	2,139,917
3,654,000		Spicul Buzau*	2,143,714
90,000		Transelectrica SA	1,517,535
18,317,818		Zentiva SA*	10,826,228
			343,091,369
	Belgium—1.2%
1,679,951		Fortis (1)	53,842,998
104,348		Groupe Bruxelles Lambert (1)	13,383,327
233,923		Ion Beam Applications* (1)	6,544,504
841,547		KBC Ancora (1)	95,035,785
1,120,678		KBC Groep (1)(2)	157,285,059
			326,091,673
	Mexico—1.2%
8,526,894		America Movil SAB de CV-Class L	26,927,369
443,203		America Movil SAB de CV ADR-Class L	28,981,044
1,276,253		Banco Compartamos*	6,677,458
6,668,348		Consorcio ARA	7,351,680
2,319,255		Controladora Comercial Mexicana	7,196,208
9,613,131		Corporacion Moctezuma	30,537,265
125,329		Desarrolladora Homex ADR* (2)	7,082,342
1,190,997		Fomento Economico Mexicano Sponsored ADR	42,411,403
704,852		Grupo Aeroportuario del Centro Norte ADR	21,519,132

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Mexico—Continued
96,852		Grupo Aeroportuario del Pacifico ADR	$5,079,887
376,921		Grupo Aeroportuario del Sureste ADR (2)	22,479,568
2,084,100		Grupo Cementos de Chihuahua	11,622,686
10,991,661		Grupo Financiero Banorte	49,601,729
1,625,699		Grupo Televisa Sponsored ADR	40,398,620
2,150,507		Urbi Desarrollos Urbanos*	8,318,166
			316,184,557
	Bulgaria—1.2%
301,290		Bulgarian American Credit Bank	18,495,670
11,641,174		Bulgarian Telecommunication	94,710,191
1,408,255		Central Cooperative Bank*	12,498,842
10,049,867		Chimimport AD*	124,749,024
138,554		Devin AD* (3)	809,568
212,919		DZI Insurance & Reinsurance* (3)	29,309,925
138,320		Kaolin AD*	2,015,387
1,224,550		LEV INS* (3)	23,874,219
826,010		Sopharma AD	5,651,117
			312,113,943
	Denmark—0.9%
131,379		ALK-Abello (1)(2)	28,436,162
150,146		Almindelig Brand* (1)(2)	9,961,004
108,113		Carlsberg A/S-Class B (1)(2)	14,585,771
176,717		FLSmidth & Co (1)	19,247,722
747,425		GN Store Nord*	7,978,380
345,732		Harboes Bryggeri-Class B (1)	10,552,010
434,604		Novo-Nordisk-Class B (1)	54,056,772
42,413		Rockwool International-Class B (1)(2)	13,608,292
376,560		Royal UNIBREW (1)(4)	48,151,749
726,577		TK Development* (1)(2)	13,821,213
273,463		Vestas Wind Systems* (1)	24,601,055
			245,000,130
	Cyprus—0.9%
731,292		AFI Development GDR*†	7,605,437
4,339,425		Bank of Cyprus (1)	84,948,210
5,117,681		Hellenic Bank	41,018,188
6,007,254		Marfin Popular Bank Public (1)	98,011,837
			231,583,672

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	China—0.8%
73,813,492		Beijing Capital International Airport-Class H (1)	$148,215,893
265,265		Guangzhou Pharmaceutical-Class H (1)	292,014
8,839,558		Lianhua Supermarket Holdings-H	14,143,243
11,294,724		Shenzhen Chiwan Wharf-Class B (1)	26,968,602
5,526,552		Weiqiao Textile-Class H (1)	10,382,028
27,342,132		Wumart Stores-Class H	24,869,953
			224,871,733
	Spain—0.8%
240,227		Gamesa Corporacion Tecnologica (1)	12,261,885
2,234,060		Grupo Empresarial Ence (1)	28,478,151
1,668,490		Iberdrola SA (1)	26,851,818
266,198		Inditex SA (1)	19,868,802
4,116,169		Telefonica SA (1)	136,118,522
			223,579,178
	Serbia—0.8%
18,481		Agrobanka AD*	9,135,284
412,158		AIK Banka (3)(4)	77,592,202
146,409		Energoprojekt Holding	7,864,505
83,273		Imlek AD*	3,965,529
42,159		Komercijalna Banka* (3)	90,647,565
7,116		Metals Banka*	6,179,485
90,600		Privredna Banka*	7,283,911
130,820		Tigar AD* (4)	4,647,247
78,160		Toza Markovic* (3)(4)	4,822,436
13,809		Univerzal Banka*	10,348,811
			222,486,975
	Greece—0.8%
11,780,453		Alapis Holding Industrial and Commercial* (1)	43,307,384
1,099,641		Athens Medical Center (1)	8,156,759
128,599		Fourlis Holding (1)	5,182,437
1,832,621		Hellenic Telecommunication Organization (1)	67,069,201
503,701		Heracles General Cement (1)	12,933,010
6,403,979		Marfin Investment Group (1)	60,774,712
828,796		ireus Aquaculture (1)	4,761,879
596,170		Sprider Stores SA (1)	13,131,968
			215,317,350

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Ireland—0.6%
1,075,586		CRH PLC (1)	$41,306,686
18,239,543		Dragon Oil* (1)	118,481,982
213,317		Kingspan Group (1)	5,097,645
			164,886,313
	Brazil—0.5%
2,267,795		Bovespa Holding* (1)	42,365,544
706,740		Diagnosticos da America (1)	16,525,943
610,100		Drogasil SA (1)	5,604,069
684,513		Dufry South America BDR* (1)	20,342,198
209,357		Medial Saude ADR*†	2,719,704
1,552,612		Santos-Brasil SA (1)	22,356,113
779,163		Unibanco	12,271,694
36,327		Unibanco GDR (1)	5,741,119
			127,926,384
	Multinational—0.4%
222,192		Central European Media Enterprises-Class A*	25,496,532
736,174		Millicom International Cellular* (2)	86,485,722
			111,982,254
	South Korea—0.4%
143,990		Hyundai Motor (1)	11,450,391
156,099		Kookmin Bank (1)	12,890,280
40,612		NHN Corp* (1)	13,180,811
94,816		Samsung Electronics (1)	58,868,219
			96,389,701
	South Africa—0.3%
1,082,662		Impala Platinum (1)	39,737,984
1,662,842		MTN Group (1)	32,361,858
1,148,401		Standard Bank Group (1)	20,631,664
			92,731,506
	Venezuela—0.3%
3,652,895		Banco Provincial (3)	467,818
156,169		Banco Venezolano de Credito (3)	191,820
15,843,815		Cemex Venezuela SACA-1 (3)	7,378,482
27,956,747		Mercantil Servicios Financieros-Class B (3)	43,602,266
262,677,795		Siderurgica Venezolana Sivensa SACA (3)	27,524,102
			79,164,488

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Turkey—0.3%
1,737,033		Acibadem Saglik Hizmetleri ve Ticaret (1)	$12,863,113
158,846		BIM Birlesik Magazalar	13,019,608
793,019		Haci Omer Sabanci (1)	5,426,947
2,526,850		Selcuk Ecza Deposu Ticaret ve Sanayi* (1)	5,227,172
912,828		TAV Havalimanlari* (1)	8,419,482
118,940		Turk Sise ve Cam Fabrikalari (1)	261,869
1,684,020		Turkiye Garanti Bankasi (1)	15,528,336
2,126,268		Turkiye Is Bankasi (1)	14,572,379
369,693		Yapi Kredi Sigorta (1)	3,561,944
			78,880,850
	India—0.3%
622,040		State Bank of India GDR (1)	77,568,144
	Portugal—0.2%
4,278,637		Energias de Portugal (1)	27,541,896
5,089,133		Jeronimo Martins (1)	37,741,297
			65,283,193
	New Zealand—0.2%
18,940,995		Auckland International Airport (1)	41,987,483
	Chile—0.1%
147,376		Sociedad Quimica y Minera de Chile Sponsored ADR	28,296,192
	Malaysia—0.1%
5,146,082		Steppe Cement* (1)	27,280,489
	Indonesia—0.1%
16,891,866		Indofood Sukses Makmur (1)	4,126,276
30,701,260		Semen Gresik Persero (1)	21,101,782
			25,228,058
	Estonia—0.1%
1,994,329		Arco Vara*	4,183,678
1,247,952		Olympic Entertainment	9,532,906
6,012,166		Tallink Group*	8,959,044
			22,675,628

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Croatia—0.1%
8,149		Atlantska Plovidba	$5,590,487
20,979		Dom Holding*	771,605
11,424		Ericsson Nikola Tesla	7,302,480
12,811		FIMA Validus*	395,596
779		Institut Gradevinarstva Hrvatske	2,134,938
27,137		Podravka prehrambena industija	2,732,755
3,957		Proficio DD*	49,039
2,053		Viadukt DD*	1,614,760
			20,591,660
	Kazakhstan—0.1%
1,608,996		BMB Munai* (2)	9,396,537
475,595		KazakhGold GDR* (1)(2)	10,664,844
			20,061,381
	Thailand—0.1%
22,158,400		Bank of Ayudhya NVDR (1)	19,077,306
	United States—0.1%
483,784		News Corp (1)	11,046,713
348,957		News Corp-Class B (2)	8,001,584
			19,048,297
	Georgia—0.1%
571,956		Bank of Georgia GDR-Registered Shares*	18,874,548
	Lebanon—0.1%
741,983		SOLIDERE-Class A	13,511,510
	Latvia—0.0%
1,424,182		Parex Bank* (1)(3)	13,200,451
	Zambia—0.0%
8,072,405		Zambeef Products (3)	11,943,320
	Philippines—0.0%
519,218		Ayala Corp (1)	7,487,909
7,519,733		Ayala Land (1)	2,617,660
			10,105,569

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Taiwan—0.0%
744,339		Taiwan Semiconductor Manufacturing Sponsored ADR	$7,927,210
	Morocco—0.0%
21,439		Ciments Du Maroc (1)	7,662,748
	Lithuania—0.0%
179,733		Rokiskio Suris*	5,874,366
	Israel—0.0%
145,642		Queenco Leisure International GDR*† (3)	2,528,491
		TOTAL COMMON STOCKS (Cost $14,768,381,375)	23,049,721,112
	WARRANTS—2.9%
	India—2.6%
1,284,846		Bharti Airtel-Class A, Issued by CLSA, Expires 05/31/2010*†	32,909,018
4,278,617		Canara Bank, Issued by Citigroup, Expires 10/24/2012	31,922,299
1,096,677		ICIC Bank, Issued by CLSA, Expires 05/10/2010†	34,994,634
1,218,388		ICICI Bank, Issued by Citigroup, Expires 10/24/2012†	39,061,519
1,757,432		India Cements, Issued by ABN Amro Bank, Expires 06/30/2009	12,635,936
76,404		Indian Bank, Issued by Citigroup, Expires 01/17/2012†	299,045
630,454		Mahindra & Mehindra, Issued by CLSA, Expires 06/28/2010†	12,104,717
483,733		Oil & Natural Gas, Issued by CLSA, Expires 05/13/2010†	15,339,173
194,244		Reliance Industries, Issued by CLSA, Expires 05/17/2010†	13,758,303
1,431,418		State Bank of India, Issued by Citigroup, Expires 10/24/2012†	89,460,884
6,355,228		State Bank of India, Issued by CLSA, Expires 05/13/2010†	396,323,521
232,678		Suzlon Energy, Issued by Citigroup, Expires 10/24/2012	11,605,281
			690,414,330
	Taiwan—0.3%
6,857,371		Formosa Plastics, Issued by Deutsche Bank AG London, Expires 01/24/2017†	21,120,703
6,826,828		Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/19/2008†	51,836,105
9,027,285		Taiwan Semiconductor Manufacturing, Issued by Deutsche Bank AG London, Expires 01/19/2017	17,774,724
			90,731,532
	Ukraine—0.0%
1,013		Laona Investments, Issued by Bank Austria Creditanatalt, Expires 11/16/2007*	10,991,683

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	WARRANTS—Continued
	Russia—0.0%
	117	Russian Domestic Small-Cap Basket, Issued by UBS, Expires 12/22/2007*†	$2,141,100
		TOTAL WARRANTS (Cost $425,621,001)	794,278,645
	INVESTMENT FUNDS—1.8%
	India—1.1%
12,686,170		Banking Index Benchmark Exchange Traded Scheme- Bank BeES, Issued by Citigroup, Expires 10/24/2012†	292,251,298
	United States—0.4%
1,107,933		IShares MSCI Brazil (2)	94,839,065
	Romania—0.1%
4,035,500		SIF 1 Banat Crisana Arad	6,260,804
3,406,316		SIF 2 Moldova Bacau	5,314,273
9,533,500		SIF 3 Transilvania Brasov*	9,901,815
4,871,855		SIF 4 Muntenia Bucuresti	5,292,963
4,143,975		SIF 5 Oltenia Craiova	7,797,754
			34,567,609
	Australia—0.1%
10,919,015		Australian Infrastructure Fund (1)	34,214,410
	Russia—0.1%
92,634		Renaissance Pre-IPO Fund* (3)	9,494,985
99,000		Renfin Ltd-Class A* (3)	11,360,250
3,277,081		RenShares Utilites*	10,978,221
			31,833,456
	Sweden—0.0%
1,485,000		NAXS Nordic Access Buyout* (1)	7,759,103
		TOTAL INVESTMENT FUNDS (Cost $314,097,685)	495,464,941
	PREFERRED STOCKS—1.7%
	Brazil—1.2%
7,335,675		Cia Vale do Rio Doce (1)	230,438,948
2,360,659		Petroleo Brasileiro (1)	97,726,425
			328,165,373

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	PREFERRED STOCKS—Continued
	Russia—0.3%
121,092		Silvinit (3)	$48,134,070
7,791,100		URSA Bank (3)	14,803,090
			62,937,160
	Germany—0.2%
89,379		Fresenius SE (1)	7,086,328
259,214		Volkswagen AG	49,192,433
			56,278,761
	Croatia—0.0%
45,410		Adris Grupa	4,644,247
		TOTAL PREFERRED STOCKS (Cost $345,610,514)	452,025,541
Face Value	Currency
	STRUCTURED NOTES—0.2%
	Philippines—0.2%
1,679	USD	Phillippines Notes, due 10/17/2008 Zero Coupon (Cost $38,261,791)*†	63,290,528
Share Amount
	FOREIGN GOVERNMENT COMPENSATION NOTES—0.1%
	Bulgaria—0.1%
12,071,674	BGN	Bulgaria Compensation Notes*	4,082,968
3,842,865	BGN	Bulgaria Housing Compensation Notes*	1,335,858
29,663,486	BGN	Bulgaria Registered Compensation Vouchers*	9,670,992
	TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES (Cost $19,710,351)		15,089,818

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Face Value	Currency	Description	Market Value (Note 2)
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS—0.1%
	United States—0.1%
		U.S. Treasury Bills
8,000,000	USD	3.790% due 12/06/2007 (5)	$7,970,520
5,500,000	USD	3.800% due 12/06/2007 (5)	5,479,680
			13,450,200
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $13,450,200)		13,450,200
Share Amount	(Percentage of Net Assets)
	CONVERTIBLE BOND—0.0%
	Greece—0.0%
591,950		Nirefs SA (Cost $782,184) (1)	836,706
	RIGHTS—0.0%
	Bulgaria—0.0%
1,408,255		Central Cooperative Bank Rights, Expires 12/05/2007	781,178
	Philippines—0.0%
11,528,247		Ayala Land Rights, Expires TBD	26,392
		TOTAL RIGHTS (Cost $24,683)	807,570
Face Value	Currency
	SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—3.6%
	United States—3.6%
970,162,722	USD	State Street Navigator Securities Lending Prime Portfolio (Cost $970,162,722)	970,162,722

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund

Face Value	Currency	Description	Market Value (Note 2)
	REPURCHASE AGREEMENT—0.1%
	United States—0.1%
22,464,979	USD	State Street Bank and Trust Repurchase Agreement,
		dated 10/31/2007, due 11/01/2007, with a
		maturity value of $22,466,858 and an effective
		yield of 3.01%, collateralized by a U.S. Government
		and Agency Obligation, with a rate of 5.375%,
		a maturity of 09/25/2031, and an aggregate
		market value of $22,917,340. (Cost $22,464,979)	$22,464,979
	TOTAL INVESTMENTS—96.1% (Cost $16,918,567,485)		25,877,592,762
		OTHER ASSETS AND LIABILITIES (Net)—3.9%	1,052,581,537
		TOTAL NET ASSETS—100.0%	$26,930,174,299

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  BDR  Brazilian Depositary Receipt

  GDR  Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

  (1)  Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the board of Trustees.

  (2)  All or a portion of this security was on loan to brokers at October 31, 2007.

  (3)  Illiquid security

  (4)  Affiliated Security

  (5)  Security has been pledged for futures collateral.

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $17,179,351,851.

Glossary of Currencies

  BGN  — Bulgarien Lev

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2007

Julius Baer International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/20/07	AUD	601,245,004	556,655,652	516,769,669	$39,885,983
12/12/07	AUD	191,457,668	177,043,204	166,216,202	10,827,002
11/01/07	CAD	10,000,000	10,528,532	10,471,770	56,762
11/19/07	CAD	251,756,313	265,075,006	248,265,697	16,809,309
12/27/07	CAD	410,001,357	431,783,996	409,790,907	21,993,089
12/24/07	GBP	59,136,140	122,642,260	118,510,572	4,131,688
11/08/07	HKD	3,849,092,841	496,637,503	496,077,783	559,720
12/17/07	HKD	678,835,925	87,629,724	87,518,304	111,420
11/19/07	HUF	47,320,515,799	272,154,273	264,702,548	7,451,725
12/27/07	HUF	6,413,325,474	36,787,871	35,870,717	917,154
11/27/07	INR	4,977,107,487	126,412,724	125,045,412	1,367,312
11/20/07	JPY	52,924,897,211	460,027,235	474,371,498	(14,344,263)
12/26/07	JPY	43,589,880,789	380,436,167	382,532,015	(2,095,848)
01/23/08	JPY	26,477,720,000	231,792,997	231,957,536	(164,539)
01/31/08	JPY	70,609,000,000	618,660,079	621,421,336	(2,761,257)
12/03/07	KRW	95,603,810,146	106,291,411	104,868,475	1,422,936
11/20/07	MXN	1,318,424,321	123,013,792	119,572,625	3,441,167
11/01/07	NOK	142,152,501	26,366,773	26,530,888	(164,115)
11/19/07	PLN	665,779,268	265,510,926	248,829,355	16,681,571
12/24/07	PLN	272,254,543	108,561,697	101,884,044	6,677,653
11/01/07	RON	2,121,265	921,848	920,289	1,559
11/19/07	TRY	137,880,606	117,032,942	112,932,652	4,100,290
12/03/07	TWD	5,022,188,565	155,509,787	155,228,164	281,623
11/01/07	UAH	14,090,640	2,786,364	2,788,293	(1,929)
11/07/07	UAH	22,582,474	4,465,861	4,468,680	(2,819)
11/13/07	UAH	10,042,779	1,986,184	1,987,292	(1,108)
01/04/08	ZAR	1,272,490,551	192,651,272	182,103,236	10,548,036
Net unrealized appreciation on forward foreign exchange contracts to buy					$127,730,121

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2007

Julius Baer International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration	Local Date		Value in Currency	In Exchange USDfor USD	Net Unrealized Depreciation
11/20/07	AUD	601,245,004	556,655,652	468,361,280	$(88,294,372)
11/19/07	CAD	251,756,313	265,075,006	234,181,027	(30,893,979)
12/27/07	CZK	4,596,912,098	247,756,143	235,891,540	(11,864,603)
11/01/07	EUR	22,916,667	33,154,688	33,000,000	(154,688)
01/31/08	EUR	238,933,193	346,023,714	344,245,384	(1,778,330)
11/19/07	HUF	90,995,443,002	523,341,689	468,330,319	(55,011,370)
12/27/07	HUF	6,413,325,474	36,787,871	35,667,235	(1,120,636)
11/20/07	MXN	2,656,030,015	247,817,277	234,180,643	(13,636,634)
11/19/07	PLN	1,319,938,888	526,387,969	463,610,992	(62,776,977)
12/24/07	PLN	272,254,543	108,561,697	101,413,448	(7,148,249)
11/01/07	RON	440,103	191,258	188,837	(2,421)
11/02/07	RON	886,499	385,250	383,185	(2,065)
11/01/07	TRY	4,282,410	3,656,273	3,632,855	(23,418)
11/19/07	TRY	169,188,489	143,607,048	117,090,321	(26,516,727)
12/24/07	TRY	79,003,549	66,332,179	62,012,205	(4,319,974)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(303,544,443)

Glossary of Currencies

AUD  — Australian Dollar

CAD  — Canadian Dollar

CZK  — Czech Koruna

EUR  — Euro

GBP  — British Pound Sterling

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Nuevo Peso

NOK  — Norwegian Krone

PLN  — Polish Zloty

RON  — Romanian Leu

TRY  — Turkish Lira

TWD  — New Taiwan Dollar

UAH  — Ukraine Hryvnia

ZAR  — South African Rand

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer International Equity Fund

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	29.0%	$7,847,560,653
Materials	13.4	3,612,584,927
Consumer Discretionary	9.8	2,639,848,953
Industrials	9.8	2,627,159,721
Energy	9.7	2,602,076,576
Consumer Staples	5.7	1,528,791,413
Telecommunications	5.4	1,443,658,163
Utilities	4.0	1,069,556,406
Healthcare	3.1	839,505,195
Information Technology	2.5	660,772,853
Cash & Cash Equivalents	3.7	1,006,077,902	*
Total Investments	96.1	25,877,592,762
Other Assets and Liabilities (Net)	3.9	1,052,581,537	*
Net Assets	100.0%	$26,930,174,299

* Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for futures with a notional market value of $1,721,043,488, which is 6.39% of net assets, and market value for swaps of $54,611,024, which is 0.20% of net assets.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS   October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—84.5%
	France—9.0%
27,905		Accor SA (1)	$2,668,877
204,248		Aeroports de Paris (1)(2)	23,446,486
296,350		Air Liquide (1)(2)	40,867,788
101,770		Alstom (1)	24,209,752
229,187		BNP Paribas (1)	25,355,561
390,029		Bouygues SA (1)	37,552,551
91,840		Bureau Veritas* (1)	5,312,123
219,375		Compagnie de Saint-Gobain (1)	23,671,948
288,317		Credit Agricole (1)	11,424,154
25,382		EDF Energies Nouvelles (1)(2)	2,037,530
580,842		Electricite de France (1)	69,779,131
39,972		Eurazeo (1)	5,965,767
679,420		France Telecom (1)	25,099,481
41,746		Hermes International (1)	5,497,659
328,872		JC Decaux (1)(2)	12,117,897
581,244		Lafarge SA (1)	94,794,228
716,647		LVMH Moet Hennessy Louis Vuitton (1)	92,425,739
195,111		M6-Metropole Television (1)	5,779,743
166,855		Neuf Cegetel (1)(2)	8,447,872
115,466		Nexity (1)	7,687,861
138,160		Pernod-Ricard (1)	31,936,394
144,678		PPR (1)	28,720,353
77,679		Remy Cointreau (1)	5,973,764
115,503		Renault SA (1)	19,458,144
544,904		Societe Television Francaise 1 (1)	15,105,301
66,129		Sodexho Alliance (1)	4,795,290
886,079		Suez SA (1)	57,748,932
85,754		Technip SA (1)	7,705,843
1,429,576		Total SA (1)	115,230,212
206,292		Veolia Environnement (1)	18,439,165
450,365		Vinci SA (1)	37,032,974
147,699		Vivendi (1)	6,660,112
29,220		Wendel (1)(2)	5,016,634
			877,965,266
	United Kingdom—7.5%
1,128,541		Amec PLC (1)	19,727,458
1,051,635		Anglo American (1)	72,533,926
405,574		BAE Systems (1)	4,209,877

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	United Kingdom—Continued
1,680,237		BHP Billiton (1)	$64,038,869
9,123,989		BP PLC (1)	118,526,250
1,147,019		Burberry Group (1)	14,699,240
2,640,525		Compass Group (1)	19,047,672
3,738,487		Diageo PLC (1)	85,626,310
1,090,450		GlaxoSmithKline PLC (1)	28,098,603
420,772		Intertek Group (1)	9,001,544
432,422		Kingfisher PLC (1)	1,777,223
164,027		Persimmon PLC (1)	3,589,391
69,944		Peter Hambro Mining* (1)	2,045,724
2,214,715		QinetiQ PLC (1)	8,737,374
580,584		Reckitt Benckiser (1)	33,706,018
2,357,206		Rolls-Royce Group* (1)	26,431,171
95,231,122		Rolls-Royce Group-Class B-Entitlement Shares*	197,828
562,553		Scottish & Newcastle (1)	9,178,190
3,625,267		Smith & Nephew (1)	49,035,598
1,017,096		Taylor Wimpey (1)	5,258,854
3,998,012		Tesco PLC (1)	40,632,137
26,181,155		Vodafone Group (1)	103,171,634
660,056		William Hill (1)	8,517,750
324,950		WPP Group (1)	4,444,925
			732,233,566
	Germany—7.1%
39,051		Adidas AG (1)	2,609,077
360,161		Arcandor AG* (1)(2)	11,574,352
90,412		BASF AG (1)	12,501,646
216,678		Bayer AG (1)	18,119,250
73,576		Bilfinger Berger (1)	6,580,672
78,871		Celesio AG (1)	4,469,423
2,105,376		Commerzbank AG (1)	89,617,064
38,042		Continental AG (1)	5,756,199
615,344		Daimler AG (1)	67,950,112
171,450		Deutsche Boerse (1)	27,171,368
372,147		Deutsche Post-Registered (1)	11,283,160
215,640		Deutsche Postbank (1)	15,785,203
402,033		E.ON AG (1)	78,510,560
1,419,108		Fraport AG (1)(2)	111,119,077

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Germany—Continued
394,849		Fresenius Medical Care (1)	$20,862,039
402,595		Fresenius SE (1)	31,345,198
342,773		Henkel KGaA (1)	15,911,960
361,178		Hypo Real Estate (1)(2)	21,545,684
331,500		IKB Deutsche Industriebank* (1)(2)	6,941,624
46,593		Merck KGaA (1)	5,838,366
318,382		Praktiker Bau-und Heimwerkermaerkte (1)	11,558,839
126,954		Rheinmetall AG (1)	11,355,546
719,250		Rhoen-Klinikum AG (1)	22,973,858
134,617		RWE AG (1)	18,389,612
381,729		Siemens AG-Registered (1)	51,946,034
247,841		Tognum AG* (1)	8,966,055
			690,681,978
	Russia—6.4%
2,827,000		AvtoVAZ (3)	4,509,065
160,000		AvtoVAZ GDR (3)	1,319,436
355,039		Cherepovets MK Severstal Sponsored GDR†	8,414,424
199,997		CTC Media* (2)	5,017,925
339,223		Evraz Group GDR†	25,451,223
106		Evrocement Group* (3)	1,290,285
2,789,709		Gazprom Sponsored ADR (2)	138,536,949
417,857		LUKOIL Sponsored ADR	37,774,273
90,679		Mechel OAO ADR	7,630,638
11,113		MMC Norilsk Nickel	3,261,666
238,507		MMC Norilsk Nickel ADR (2)	75,606,719
1,169,091		NovaTek OAO	6,710,582
191,731		NovaTek OAO Sponsored GDR†	11,005,359
130,375		NovaTek OAO Sponsored GDR-Registered Shares (1)	7,508,310
31,488		Open Investments* (3)	8,690,688
652,224		Pharmstandard GDR*† (3)	14,225,005
427,422		Polyus Gold	19,404,959
155,249		Polyus Gold Sponsored ADR	7,102,642
1,124,453		Rosneft Oil	9,861,453
5,381,186		Rosneft Oil GDR (1)(2)	47,786,297
14,222,282		Sberbank	61,155,813
1,128,331		Sistema Hals GDR*† (3)	11,001,227
448,571		Unified Energy System GDR* (2)	55,174,233
1,916,811		Uralkali	9,584,055

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Russia—Continued
64,997		Uralkali Sponsored GDR*†	$1,624,925
193,659		Uralsvyazinform ADR	2,459,469
465,490		Volzhskaya Hydroelectric Power Station (3)	439,888
1,520,728		VTB Bank Sponsored GDR*†	14,598,989
115,096		Wimm-Bill-Dann Foods	9,426,362
139,090		Wimm-Bill-Dann Foods ADR (2)	16,656,028
			623,228,887
	Japan—5.7%
68,780		Acom Co (1)(2)	1,643,923
110,316		Aeon Credit Service (1)	1,697,022
76,550		Aiful Corp (1)(2)	1,807,608
200,448		Aisin Seiki (1)	8,207,396
183,396		Bank of Kyoto (1)(2)	2,338,894
1,170,773		Bank of Yokohama (1)	8,269,320
446,316		Canon Inc (1)	22,567,094
465,000		Chiba Bank (1)	3,725,349
73,723		Credit Saison (1)	2,340,277
168,000		Daihatsu Motor (1)	1,787,558
107,500		Daikin Industries (1)	5,401,431
288,928		Daiwa Securities (1)	2,784,897
365,249		Denso Corp (1)	14,770,484
648		Dentsu Inc (1)	1,699,382
1,014		East Japan Railway (1)	8,353,099
101,100		Eisai Co (1)	4,243,710
128,440		Fanuc Ltd (1)	14,068,019
1,025		Fuji Television Network (1)	2,068,038
298,000		Gunma Bank (1)	2,117,396
532,632		Honda Motor (1)	19,973,453
155,038		HOYA Corp (1)(2)	5,638,669
152,010		Ibiden Co (1)	12,926,462
452,000		ITOCHU Corp (1)	5,758,586
2,708		Japan Tobacco (1)	15,772,066
62,779		JFE Holdings (1)	3,669,892
118,991		JS Group (1)	1,923,897
93,417		JSR Corp (1)	2,419,399
1,176		KDDI Corp (1)	8,908,582
259,630		Komatsu Ltd (1)	8,703,648
271,484		Kubota Corp (1)	2,284,432

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Japan—Continued
30,100		Kyocera Corp (1)	$2,550,680
112,996		Makita Corp (1)	5,466,329
516,551		Matsushita Electric Industrial (1)	9,879,345
384,273		Mitsubishi Corp (1)	11,954,789
464,000		Mitsubishi Electric (1)	5,631,892
2,104,647		Mitsubishi UFJ Financial (1)	20,979,956
408,800		Mitsui & Co (1)	10,634,897
98,793		Mitsui Fudosan (1)	2,729,504
1,791		Mizuho Financial (1)	10,072,481
75,941		Nintendo Co (1)	47,888,453
414,500		Nippon Electric Glass (1)	7,028,327
621		Nippon Telegraph & Telephone (1)	2,847,562
169,243		Nissan Motor (1)	1,951,355
151,478		Nitto Denko (1)	7,393,855
272,154		Nomura Holdings (1)	4,852,257
362,000		NSK Ltd (1)	3,220,892
4,612		NTT DoCoMo (1)	6,688,605
56,493		Olympus Corp (1)	2,364,075
73,220		Promise Co (1)(2)	2,199,507
254,000		Ricoh Co (1)	5,010,924
141		Sapporo Hokuyo (1)	1,450,662
99,254		Seven & I (1)	2,557,180
209,000		Sharp Corp (1)	3,292,711
217,119		Shizuoka Bank (1)	2,272,669
289,898		Sony Corp (1)	14,332,693
229,061		Stanley Electric (1)	5,087,827
724,000		Sumitomo Chemical (1)	6,425,597
239,611		Sumitomo Corp (1)	4,177,615
228,500		Sumitomo Electric Industries (1)	3,681,844
944,642		Sumitomo Heavy Industries (1)	12,499,025
1,026,318		Sumitomo Metal Industries (1)	5,060,797
1,419		Sumitomo Mitsui Financial (1)(2)	11,586,882
548,633		Sumitomo Trust & Banking (1)	4,077,152
175,000		Suruga Bank (1)	2,301,890
755,200		Suzuki Motor (1)	24,695,371
105,482		Takata Corp (1)	3,757,574
101,596		Takeda Pharmaceutical (1)	6,345,670
91,200		Takefuji Corp (1)(2)	2,332,245
329,286		Toray Industries (1)(2)	2,539,438

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Japan—Continued
758,794		Toyota Motor (1)	$43,378,068
117,830		Yamada Denki (1)	12,136,390
278,977		Yamaha Motor (1)	7,946,445
127,505		Yamato Holdings (1)	1,872,605
188,965		Yokogawa Electric (1)	2,385,643
			555,409,661
	Australia—4.6%
3,230,239		BHP Billiton (1)	139,898,819
65,399		BHP Billiton Sponsored ADR (2)	5,706,717
750,768		Brambles Ltd (1)	9,949,424
690,724		Fairfax Media (1)	3,052,848
14,106,625		Macquarie Airports (1)	57,634,805
2,675,449		Newcrest Mining	80,334,905
108,147		Publishing & Broadcasting (1)	2,102,607
774,436		Rio Tinto (1)	72,431,541
713,414		Rio Tinto (1)(2)	73,726,333
			444,837,999
	Switzerland—4.4%
1,249,548		ABB Ltd (1)	37,760,709
123,253		BKW FMB Energie (1)	14,820,257
838,826		Compagnie Financiere Richemont (1)	59,965,954
280,341		Credit Suisse-Registered (1)	18,915,808
57,851		Flughafen Wien-Registered (1)	23,397,629
487,481		Holcim Ltd (1)	55,731,962
114,452		Nestle SA-Registered (1)	52,876,531
16,371		Nobel Biocare Holding* (1)	4,779,139
153,550		Roche Holding (1)	26,233,463
12,492		SGS SA (1)	16,455,155
147,119		Swatch Group (1)	47,135,441
75,037		Synthes Inc (1)	9,378,389
304,554		UBS AG-Registered (1)	16,336,431
648,294		Xstrata PLC (1)	46,507,693
			430,294,561
	Poland—3.9%
102,244		Bank BPH (1)	40,159,111
615,418		Bank Handlowy w Warszawie (1)	28,797,884
1,986,795		Bank Millenium (1)	10,792,496

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Poland—Continued
819,117		Bank Pekao (1)	$87,428,667
386,131		Bank Zachodni WBK (1)	42,869,444
16,489		BRE Bank* (1)	3,767,635
28,986		ING Bank Slaski (1)	10,294,222
3,763,616		PKO Bank Polski (1)	83,698,060
5,034,913		Polskie Gornictwo Naftowe I (1)	11,479,590
6,240,866		Telekomunikacja Polska (1)	59,108,383
			378,395,492
	Hungary—3.8%
12,945,423		Magyar Telekom Telecommunications (1)	69,620,404
60,360		MOL Hungarian Oil and Gas (1)	9,289,236
4,845,747		OTP Bank (1)	262,765,617
131,883		Richter Gedeon (1)	28,635,394
			370,310,651
	Finland—3.1%
148,859		Elisa Oyj (1)(2)	4,423,545
1,556,906		Fortum Oyj (1)	67,584,750
371,080		Kemira Oyj (1)	8,801,747
203,230		Kesko Oyj-Class B (1)(2)	12,185,624
99,697		Metso Oyj (1)	6,103,867
2,278,646		Nokia Oyj (1)	90,389,801
68,855		Nokian Renkaat (1)	2,597,961
343,952		OKO Bank-Class A (1)	7,381,634
723,966		Orion Oyj-Class B (1)(2)	18,597,325
255,499		Outotec Oyj (1)	19,630,914
869,702		Ramirent Oyj (1)(2)	19,488,528
382,814		Sanoma-WSOY Oyj (1)(2)	11,056,344
996,213		YIT Oyj (1)	30,901,338
			299,143,378
	Austria—2.8%
161,785		CA Immobilien Anlagen* (1)	4,368,085
636,523		Erste Bank der Oesterreichischen Sparkassen (1)	51,888,109
2,019,738		Immoeast AG* (1)	24,655,945
160,231		Oesterreichische Elektrizitaetswirtschafts-Class A (1)	10,594,297
725,952		OMV AG (1)	54,404,666
377,237		Raiffeisen International Bank (1)(2)	62,629,113
243,391		Telekom Austria (1)	6,988,945

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Austria—Continued
334,813		Wiener Staedtische Versicherung (1)	$24,719,271
509,515		Wienerberger AG (1)	31,852,783
			272,101,214
	Canada—2.3%
533,347		Cameco Corp	26,139,506
71,189		Canadian Natural Resources	5,888,195
264,094		Imperial Oil	14,305,787
3,281,760		Ivanhoe Mines*	44,883,199
365,427		OPTI Canada*	7,329,316
478,845		Potash Corp of Saskatchewan	59,288,452
85,460		Research in Motion*	10,640,625
375,025		Suncor Energy	40,846,848
541,166		Talisman Energy	11,725,833
1,072,420		UTS Energy*	6,898,806
			227,946,567
	Italy—2.2%
92,018		Autogrill SpA (1)	1,838,178
93,202		Banca Popolare dell' Emilia Romagna (1)	2,209,167
1,619,525		Banca Popolare di Milano (1)	25,262,269
309,222		Banca Popolare di Sondrio (1)	4,925,790
379,389		Banco Popolare Scarl* (1)	9,091,160
285,223		Bulgari SpA (1)	4,441,222
1,305,586		Buzzi Unicem (1)(2)	36,954,693
578,063		Credito Emiliano (1)	7,810,734
120,427		Finmeccanica SpA (1)	3,564,514
273,764		Geox SpA (1)	6,548,458
3,867,934		Intesa Sanpaolo* (1)	29,398,451
496,902		Italcementi SpA (1)	11,402,161
49,275		Lottomatica SpA (1)	1,756,062
530,570		Mediobanca SpA (1)(2)	12,582,673
2,267,806		Telecom Italia (1)	7,112,878
4,321,445		UniCredito Italiano (1)	36,987,453
327,910		Unione di Banche Italiane (1)(2)	9,099,732
			210,985,595

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Hong Kong—2.2%
240,909		Alibaba.com Ltd*†	$419,605
6,743,779		China Merchants Holdings International (1)	47,810,650
1,749,012		China Mobile (1)	36,505,127
4,806,909		Galaxy Entertainment* (1)	5,245,909
17,588,525		GOME Electrical Appliances (1)	40,247,024
1,843,323		Hutchison Telecommunications International (1)	2,630,592
8,573,505		Melco International Development (1)	16,362,348
904,740		Melco PBL Entertainment ADR* (2)	14,385,366
29,397,676		Shun Tak (1)	46,169,991
			209,776,612
	Sweden—2.0%
315,452		Getinge AB-Class B (1)(2)	8,370,610
269,956		Hennes & Mauritz-Class B (1)	17,989,842
197,752		Modern Times-Class B (1)	13,918,430
3,480,907		Nordea Bank AB (1)	62,389,035
274,320		OMX AB (1)(2)	11,535,943
134,500		Securitas AB-Class B (1)	1,698,918
802,717		Skandinaviska Enskilda Banken (1)	24,664,668
1,392,631		Swedbank AB (1)	43,686,612
2,579,736		Telefonaktiebolaget LM Ericsson-Class B (1)	7,738,944
663,675		TeliaSonera AB (1)	6,537,496
			198,530,498
	Norway—2.0%
494,764		Aker Kvaerner (1)(2)	17,272,513
1,748,439		DnB NOR (1)	28,799,765
3,643,118		Marine Harvest* (1)(2)	3,692,648
2,119,528		Norsk Hydro (1)	31,029,002
2,078,863		StatoiHydro ASA (1)	70,066,274
642,043		Telenor ASA* (1)	15,077,228
787,275		Yara International (1)	30,510,128
			196,447,558
	Czech Republic—2.0%
841,449		Komercni Banka (1)	193,323,533
	Netherlands—1.5%
297,857		ING Groep (1)	13,426,983
2,476,619		KKR Private Equity Investors (2)	48,541,732

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Netherlands—Continued
322,216		Koninklijke Ahold* (1)	$4,846,026
120,206		Koninklijke Vopak (1)(2)	6,900,263
1,141,648		Royal KPN (1)	21,557,379
206,515		TNT NV (1)	8,480,090
860,910		Unilever NV (1)	28,005,358
154,402		Vedior NV (1)	3,525,783
396,350		X 5 Retail GDR-Registered* (1)	14,319,582
			149,603,196
	Mexico—1.5%
5,295,782		America Movil SAB de CV-Class L	16,723,730
181,337		America Movil SAB de CV ADR-Class L	11,857,626
1,936,259		Controladora Comercial Mexicana	6,007,845
5,222,028		Corporacion Moctezuma	16,588,399
91,126		Desarrolladora Homex ADR* (2)	5,149,530
7,425,291		Fomento Economico Mexicano Sponsored ADR	25,959,936
1,112,550		Grupo Cementos de Chihuahua	6,204,510
6,024,418		Grupo Financiero Banorte	27,186,205
932,888		Grupo Televisa Sponsored ADR	23,182,267
1,908,777		Urbi Desarrollos Urbanos*	7,383,153
			146,243,201
	Belgium—1.2%
754,647		Fortis (1)	24,186,692
42,614		Groupe Bruxelles Lambert (1)	5,465,530
798,532		KBC Ancora (1)	90,178,107
			119,830,329
	Cyprus—1.0%
364,349		AFI Development GDR*†	3,789,230
2,784,847		Bank of Cyprus (1)	54,515,925
2,488,927		Marfin Popular Bank Public (1)	40,608,289
			98,913,444
	China—0.8%
33,128,735		Beijing Capital International Airport-Class H (1)	66,521,782
4,583,518		Shenzhen Chiwan Wharf-Class B (1)	10,944,143
1,824,882		Weiqiao Textile-Class H (1)	3,428,173
			80,894,098

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Romania—0.8%
1,922,691		BRD-Groupe Societe Generale	$21,807,933
229,613,399		SNP Petrom	52,386,699
			74,194,632
	Spain—0.7%
67,395		Gamesa Corporacion Tecnologica (1)	3,440,037
710,393		Iberdrola SA (1)	11,432,699
101,859		Inditex SA (1)	7,602,673
1,509,270		Telefonica SA (1)	49,910,390
			72,385,799
	Greece—0.7%
4,611,870		Alapis Holding Industrial and Commercial* (1)	16,954,189
686,817		Hellenic Telecommunication Organization (1)	25,135,730
2,583,144		Marfin Investment Group (1)	24,514,420
			66,604,339
	Denmark—0.6%
5,202		ALK-Abello (1)	1,125,940
81,865		Carlsberg A/S-Class B (1)(2)	11,044,594
101,985		FLSmidth & Co (1)	11,108,037
165,754		Novo-Nordisk-Class B (1)	20,616,760
16,347		Rockwool International-Class B (1)(2)	5,244,966
88,887		Vestas Wind Systems* (1)	7,996,380
			57,136,677
	Multinational—0.5%
201,453		Central European Media Enterprises-Class A* (2)	23,116,732
229,760		Millicom International Cellular* (2)	26,992,205
			50,108,937
	Ukraine—0.5%
2,809,196		Raiffeisen Bank Aval	617,723
39,541		Ukrnafta Oil* (1)	3,151,082
33,398		Ukrnafta Oil ADR*	16,728,367
92,477,349		UkrTelecom*	20,572,873
627,195		UkrTelecom GDR* (1)	6,823,606
			47,893,651

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Ireland—0.5%
582,334		CRH PLC (1)	$22,363,891
2,878,829		Dragon Oil* (1)	18,700,543
148,464		Kingspan Group (1)	3,547,850
			44,612,284
	India—0.5%
33,840		ICICI Bank ADR	2,349,850
336,749		State Bank of India GDR (1)	41,992,468
			44,342,318
	South Africa—0.5%
503,844		Impala Platinum (1)	18,493,071
745,369		MTN Group (1)	14,506,204
578,734		Standard Bank Group (1)	10,397,279
			43,396,554
	South Korea—0.4%
50,645		Hyundai Motor (1)	4,027,398
67,294		Kookmin Bank (1)	5,556,977
20,396		NHN Corp* (1)	6,619,615
33,360		Samsung Electronics (1)	20,712,156
			36,916,146
	Portugal—0.4%
1,822,302		Energias de Portugal (1)	11,730,290
3,065,373		Jeronimo Martins (1)	22,732,979
			34,463,269
	Brazil—0.3%
1,220,329		Bovespa Holding* (1)	22,797,432
312,538		Unibanco	4,922,424
26,755		Unibanco GDR (1)	4,228,360
			31,948,216
	Turkey—0.3%
686,787		Haci Omer Sabanci (1)	4,699,959
1,514,981		Turkiye Garanti Bankasi (1)	13,969,629
1,775,611		Turkiye Is Bankasi (1)	12,169,151
			30,838,739

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	New Zealand—0.2%
10,069,150		Auckland International Airport (1)	$22,320,805
	Indonesia—0.2%
24,162,170		Semen Gresik Persero (1)	16,607,294
	Chile—0.2%
74,316		Sociedad Quimica y Minera de Chile Sponsored ADR (2)	14,268,672
	Thailand—0.1%
8,944,800		Bank of Ayudhya NVDR* (1)	7,701,038
	Philippines—0.1%
231,822		Ayala Corp (1)	3,343,215
5,911,338		Ayala Land (1)	2,057,769
			5,400,984
	United States—0.0%
163,464		News Corp (1)(2)	3,732,533
31,492		News Corp-Class B (2)	722,112
			4,454,645
	Taiwan—0.0%
376,367		Taiwan Semiconductor Manufacturing Sponsored ADR	4,008,309
	Morocco—0.0%
9,208		Ciments Du Maroc (1)	3,291,132
	Croatia—0.0%
41,502		Hrvatske Telekomunikacije Sponsored GDR*† (3)	3,003,901
	Lebanon—0.0%
101,972		SOLIDERE-Class A	1,856,910
		TOTAL COMMON STOCKS (Cost $6,629,448,438)	8,224,852,535
	WARRANTS—3.2%
	India—2.7%
732,053		Bharti Airtel-Class A, Issued by CLSA, Expires 05/31/2010*†	18,750,220
2,297,183		Canara Bank, Issued by Citigroup, Expires 10/24/2012	17,139,034
417,259		ICIC Bank, Issued by CLSA, Expires 05/10/2010†	13,314,609
322,516		ICICI Bank, Issued by ABN Amro Bank, Expires 06/30/2009	10,309,423
646,950		ICICI Bank, Issued by Citigroup, Expires 10/24/2012†	20,741,217
443,063		Mahindra & Mehindra, Issued by CLSA, Expires 06/28/2010†	8,506,810

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	WARRANTS—Continued
	India—Continued
339,977		Oil & Natural Gas, Issued by CLSA, Expires 05/13/2010†	$10,780,671
122,298		Reliance Industries, Issued by CLSA, Expires 05/17/2010†	8,662,367
1,027,723		State Bank of India, Issued by Citigroup, Expires 10/24/2012†	64,230,719
1,130,142		State Bank of India, Issued by CLSA, Expires 05/13/2010†	70,477,701
310,709		State Bank of India, Issued by Deutsche Bank AG, Expires 08/18/2017†	19,596,292
69,051		Suzlon Energy, Issued by Citigroup, Expires 10/24/2012	3,444,057
2,900		Suzlon Energy, Issued by CLSA, Expires 06/22/2011†	145,638
			266,098,758
	Taiwan—0.5%
4,204,838		Formosa Plastics, Issued by Deutsche Bank AG London, Expires 01/24/2017†	12,950,901
2,954,740		Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/19/2008†	22,435,341
3,943,432		Taiwan Semiconductor Manufacturing, Issued by Deutsche Bank AG London, Expires 01/19/2017	7,764,618
			43,150,860
		TOTAL WARRANTS (Cost $202,651,900)	309,249,618
	PREFERRED STOCKS—2.0%
	Brazil—1.4%
2,720,206		Cia Vale do Rio Doce (1)	85,451,088
1,093,698		Petroleo Brasileiro (1)	45,276,846
			130,727,934
	Russia—0.4%
1,274,840		Sberbank	3,748,030
47,697		Silvinit (3)	18,959,557
7,015,479		URSA Bank (3)	13,329,410
			36,036,997
	Germany—0.2%
39,085		Fresenius SE (1)	3,098,817
107,087		Volkswagen AG	20,322,475
			23,421,292
		TOTAL PREFERRED STOCKS (Cost $151,117,376)	190,186,223

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	INVESTMENT FUNDS—1.5%
	India—1.0%
4,158,537		Banking Index Benchmark Exchange Traded Scheme-Bank BeES, Issued by Citigroup, Expires 10/24/2012†	$95,800,217
170,000		Banking Index Benchmark Exchange Traded Scheme-Bank BeES, Issued by CLSA, Expires 03/22/2012†	3,949,100
			99,749,317
	United States—0.5%
509,815		IShares MSCI Brazil (2)	43,640,164
		TOTAL INVESTMENT FUNDS (Cost $96,340,713)	143,389,481
Face Value	Currency
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS—0.2%
	United States—0.2%

		U.S. Treasury Bills
15,000,000	USD	3.780% due 12/06/2007 (4)	14,943,300
3,000,000	USD	3.790% due 12/06/2007 (4)	2,988,629
2,400,000	USD	3.800% due 12/06/2007 (4)	2,390,880
			20,322,809
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $20,322,809)	20,322,809

Share Amount
	RIGHTS—0.0%
	Philippines—0.0%
8,687,023		Ayala Land Rights, Expires TBD (Cost $18,600)	19,888
Face Value
	SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—4.2%
	United States—4.2%
410,296,503	USD	State Street Navigator Securities Lending Prime Portfolio (Cost $410,296,503)	410,296,503

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer International Equity Fund II

Face Value	Currency	Description	Market Value (Note 2)
	REPURCHASE AGREEMENT—1.6%
	United States—1.6%
159,431,189	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2007, due 11/1/2007, with a maturity value of $159,444,519 and an effective yield of 3.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.768%-5.810%, maturities ranging from 9/25/2031-7/15/2036, and an aggregate market value of $162,620,704. (Cost $159,431,189)	$159,431,189
		TOTAL INVESTMENTS—97.2% (Cost $7,669,627,528)	9,457,748,246
		OTHER ASSETS AND LIABILITIES (Net)—2.8%	275,716,335
		TOTAL NET ASSETS—100.0%	$9,733,464,581

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  GDR  Global Depositary Receipt

  NVDR  Non-Voting Depositary Receipt

(1)  Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the board of Trustees.

(2)  All or a portion of this security was on loan to brokers at October 31, 2007.

(3)  Illiquid security

(4)  Security has been pledged for futures collateral.

*  Non-income producing security.

†  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Aggregate cost for federal income tax purposes was $7,741,065,901.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2007

Julius Baer International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/20/07	AUD	183,154,401	169,571,359	157,384,487	$12,186,872
12/12/07	AUD	68,392,688	63,243,539	59,392,683	3,850,856
01/24/08	BRL	50,708,097	28,846,930	27,537,497	1,309,433
11/01/07	CAD	1,577,493	1,660,868	1,653,383	7,485
11/02/07	CAD	2,105,925	2,217,236	2,212,339	4,897
11/19/07	CAD	76,695,840	80,753,289	75,632,448	5,120,841
12/27/07	CAD	140,026,864	147,466,241	139,953,883	7,512,358
01/24/08	CAD	17,942,134	18,897,955	18,321,574	576,381
11/14/07	CHF	22,708,000	19,608,083	19,149,134	458,949
11/07/07	DKK	5,249,318	1,018,986	973,177	45,809
11/30/07	GBP	5,055,000	10,491,919	10,138,308	353,611
12/06/07	GBP	29,499,900	61,216,747	59,278,526	1,938,221
12/24/07	GBP	25,129,200	52,115,371	50,484,927	1,630,444
11/06/07	HKD	3,285,087	423,856	423,854	2
11/08/07	HKD	1,339,999,596	172,896,337	172,701,480	194,857
12/17/07	HKD	238,544,350	30,793,267	30,754,113	39,154
01/24/08	HKD	215,362,565	27,815,756	27,790,511	25,245
11/19/07	HUF	29,641,538,712	170,477,250	166,008,471	4,468,779
12/20/07	HUF	1,782,641,000	10,229,945	9,971,701	258,244
11/27/07	INR	1,689,229,812	42,904,467	42,440,396	464,071
11/01/07	JPY	1,834,894,512	15,916,160	16,005,709	(89,549)
11/02/07	JPY	363,149,285	3,150,013	3,146,602	3,411
11/08/07	JPY	4,034,737,744	35,022,011	34,603,242	418,769
11/14/07	JPY	2,222,000,000	19,300,502	19,105,756	194,746
11/16/07	JPY	1,169,000,000	10,156,374	9,989,315	167,059
11/20/07	JPY	18,541,689,363	161,165,775	166,191,163	(5,025,388)
11/26/07	JPY	2,154,286,400	18,738,126	18,998,242	(260,116)
11/30/07	JPY	4,300,000,000	37,418,876	37,952,359	(533,483)
12/06/07	JPY	8,261,096,700	71,937,639	72,333,357	(395,718)
12/19/07	JPY	6,392,971,000	55,751,483	55,833,937	(82,454)
12/26/07	JPY	13,094,832,320	114,286,796	114,155,904	130,892
01/23/08	JPY	10,411,860,846	91,148,197	91,212,899	(64,702)
01/31/08	JPY	8,455,100,000	74,081,673	74,412,321	(330,648)
12/03/07	KRW	37,186,784,318	41,343,915	40,793,215	550,700
11/20/07	MXN	886,785,190	82,740,289	80,425,500	2,314,789
11/01/07	NOK	65,967,817	12,235,862	12,346,588	(110,726)
11/30/07	NOK	216,500,000	40,138,426	37,003,171	3,135,255
11/19/07	PLN	322,496,691	128,610,786	120,530,403	8,080,383
12/24/07	PLN	1,313,945	523,936	491,709	32,227
11/19/07	TRY	45,072,565	38,257,555	36,917,474	1,340,081
12/24/07	TRY	403,460	338,749	326,794	11,955
12/03/07	TWD	1,994,807,810	61,768,317	61,668,094	100,223
01/04/08	ZAR	544,018,762	82,362,817	77,858,153	4,504,664
Net unrealized appreciation on forward foreign exchange contracts to buy					$54,538,879

See Notes to Financial Statements.

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2007

Julius Baer International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Depreciation
11/20/07	AUD	183,154,401	169,571,359	142,674,665	$(26,896,694)
11/19/07	CAD	76,695,840	80,753,289	71,341,649	(9,411,640)
11/23/07	CZK	32,582,000	1,753,852	1,594,968	(158,884)
12/19/07	CZK	389,697,000	20,997,186	19,793,631	(1,203,555)
12/27/07	CZK	26,279,692	1,416,376	1,348,160	(68,216)
01/24/08	EUR	12,932,200	18,727,378	18,321,574	(405,804)
01/24/08	EUR	38,797,320	56,183,177	55,328,008	(855,169)
01/31/08	EUR	66,823,410	96,773,848	96,276,495	(497,353)
11/19/07	HUF	44,351,213,263	255,076,937	228,264,374	(26,812,563)
12/20/07	HUF	1,782,641,000	10,229,945	9,694,062	(535,883)
12/27/07	HUF	26,922,463	154,432	149,727	(4,705)
11/20/07	MXN	1,375,459,409	128,335,374	121,273,467	(7,061,907)
11/19/07	PLN	542,817,038	216,473,930	190,657,271	(25,816,659)
12/24/07	PLN	1,313,945	523,936	489,438	(34,498)
11/19/07	TRY	77,308,625	65,619,496	53,503,000	(12,116,496)
12/24/07	TRY	403,460	338,749	316,687	(22,062)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(111,902,088)

Glossary of Currencies

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound Sterling

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — Republic of Korea Won

MXN  — Mexican Nuevo Peso

NOK  — Norwegian Krone

PLN  — Polish Zloty

TRY  — Turkish Lira

TWD  — New Taiwan Dollar

ZAR  — South African Rand

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer International Equity Fund II

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	28.7%	$2,800,544,021
Materials	13.4	1,303,589,337
Consumer Discretionary	9.8	952,439,775
Energy	9.4	913,480,229
Industrials	9.1	894,000,680
Telecommunications	5.6	548,345,123
Utilities	5.0	487,633,542
Consumer Staples	4.9	473,455,593
Healthcare	3.0	287,663,524
Information Technology	2.1	206,545,921
Cash & Cash Equivalents	6.1	590,050,501	*
Total Investments	97.1	9,457,748,246
Other Assets and Liabilities (Net)	2.9	275,716,335	*
Net Assets	100.0%	$9,733,464,581

* Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for futures with a notional market value of $722,161,097, which is 7.42% of net assets.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		U.S. GOVERNMENT AND AGENCY OBLIGATIONS—57.7%
		Federal Home Loan Bank
9,000,000	USD	4.500% due 09/16/2013	$8,898,264
13,645,000	USD	5.500% due 08/13/2014	14,207,474
			23,105,738
		Federal Home Loan Mortgage Corporation
25,600,000	USD	4.875% due 02/09/2010	25,901,184
15,754,000	USD	5.500% due 08/20/2012	16,346,177
2,822,919	USD	4.655% due 09/01/2035 (1)	2,851,628
2,512,462	USD	4.917% due 04/01/2036 (1)	2,509,762
4,350,974	USD	5.640% due 12/01/2036 (1)	4,390,455
1,181,024	USD	5.502% due 01/01/2037 (1)	1,187,467
5,465,321	USD	5.177% due 02/01/2037 (1)	5,445,558
3,264,123	USD	5.504% due 03/01/2037 (1)	3,283,186
1,434,875	USD	5.630% due 04/01/2037 (1)	1,448,634
4,024,222	USD	5.620% due 07/01/2037 (1)	4,058,086
58,880,000	USD	5.000% due 11/01/2037*	56,515,615
23,300,000	USD	5.500% due 11/01/2037*	22,961,428
26,300,000	USD	6.500% due 11/01/2037*	26,936,960
			173,836,140
		Federal National Mortgage Association Corporation
53,700,000	USD	6.000% due 11/01/2021*	54,631,373
1,621,406	USD	4.332% due 01/01/2034 (1)	1,647,829
4,305,590	USD	4.247% due 10/01/2034 (1)	4,275,939
3,273,979	USD	4.670% due 11/01/2035 (1)	3,291,659
2,607,173	USD	5.539% due 02/01/2036 (1)	2,623,001
856,557	USD	6.000% due 06/01/2036	863,162
167,654	USD	6.000% due 11/01/2036	168,947
995,596	USD	6.000% due 12/01/2036	1,003,272
2,969,989	USD	5.387% due 03/01/2037 (1)	2,970,110
876,225	USD	6.000% due 03/01/2037	882,978
1,684,488	USD	5.000% due 05/01/2037	1,617,053
26,941	USD	6.000% due 05/01/2037	27,145
1,584,928	USD	6.000% due 06/01/2037	1,596,958
492,113	USD	6.000% due 07/01/2037	495,848
6,651,715	USD	5.960% due 08/01/2037 (1)	6,713,090
19,744,127	USD	6.000% due 08/01/2037	19,893,990
17,100,000	USD	5.000% due 11/01/2037*	16,413,332
22,620,000	USD	6.000% due 11/01/2037*	22,786,121
3,779,039	USD	5.643% due 01/01/2047	3,817,921
			145,719,728

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued
		Government National Mortgage Association
56,256	USD	7.000% due 04/15/2032	$59,235
4,282,650	USD	6.000% due 03/15/2037	4,337,664
3,166,592	USD	6.000% due 04/15/2037	3,207,270
499,184	USD	6.000% due 05/15/2037	505,597
4,885,604	USD	6.000% due 06/15/2037	4,948,363
2,078,702	USD	6.000% due 07/15/2037	2,105,405
1,598,317	USD	6.000% due 09/15/2037	1,618,848
43,500,000	USD	6.000% due 11/01/2037*	44,050,537
			60,832,919
		U.S. Treasury Bonds
900,000	USD	5.000% due 05/15/2037	936,071
		U.S. Treasury Inflation Indexed Bonds
10,999,485	USD	2.375% due 04/15/2011	11,173,937
18,642,824	USD	1.625% due 01/15/2015	18,101,026
			29,274,963
		U.S. Treasury Inflation Indexed Note
20,864,947	USD	2.375% due 01/15/2025	21,311,603
		U.S. Treasury Notes
6,550,000	USD	4.000% due 09/30/2009	6,561,259
9,400,000	USD	3.625% due 10/31/2009	9,349,334
4,800,000	USD	4.500% due 05/15/2010	4,869,379
916,000	USD	4.125% due 08/31/2012	915,356
16,140,000	USD	3.875% due 10/31/2012	15,938,266
24,000,000	USD	3.875% due 02/15/2013	23,688,768
20,740,000	USD	3.625% due 05/15/2013	20,193,957
			81,516,319
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $530,713,651)	536,533,481
		ASSET BACKED SECURITIES—25.8%
		American Express Credit Account Master Trust
4,600,000	USD	5.430% due 09/15/2010 (1)	4,601,662
8,050,000	USD	5.721% due 10/15/2010 (1)	8,053,388
			12,655,050

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		ASSET BACKED SECURITIES—Continued
		Banc of America Commercial Mortgage
2,000,000	USD	5.118% due 07/11/2043	$1,990,512
10,270,000	USD	5.929% due 05/10/2045 (1)	10,422,913
8,500,000	USD	5.414% due 09/10/2047	8,390,473
			20,803,898
		Bank One Issuance Trust
3,400,000	USD	5.440% due 09/15/2010 (1)	3,401,160
		Bear Stearns Commercial Mortgage Securities
3,205,000	USD	5.201% due 12/11/2038	3,112,384
12,400,000	USD	4.674% due 06/11/2041	11,731,616
			14,844,000
		Capital Auto Receivables Asset Trust
5,145,857	USD	3.580% due 01/15/2009	5,132,863
5,000,000	USD	5.030% due 10/15/2009	4,998,792
			10,131,655
		Capital One Prime Auto Receivables Trust, Series 2006-1, Class A3
6,517,803	USD	4.990% due 09/15/2010	6,520,307
		Citibank Credit Card Issuance Trust
9,100,000	USD	5.460% due 01/15/2010 (1)	9,107,827
6,100,000	USD	3.100% due 03/10/2010	6,059,464
8,500,000	USD	5.846% due 08/20/2014 (1)	8,550,394
			23,717,685
		City Mortgage MBS Finance BV, Series 2006-1A, Class AFL
1,887,317	USD	6.920% due 09/10/2033† (1)	1,859,007
		CNH Equipment Trust, Series 2007-A, Class A2
2,700,000	USD	5.130% due 10/15/2009	2,705,210
		Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4
7,500,000	USD	5.769% due 06/10/2046 (1)	7,628,130

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		ASSET BACKED SECURITIES—Continued
		Credit Suisse Mortgage Capital Certificates
9,100,000	USD	5.467% due 09/15/2039	$8,999,895
6,600,000	USD	5.311% due 12/15/2039	6,452,708
			15,452,603
		Discover Card Master Trust I
2,800,000	USD	5.540% due 01/15/2008 (1)	2,801,543
		Ford Credit Auto Owner Trust
1,387,857	USD	3.540% due 11/15/2008	1,385,698
3,285,686	USD	4.300% due 08/15/2009	3,277,446
			4,663,144
		GE Capital Commercial Mortgage Corporation, Series 2002-1A, Class A3
3,700,000	USD	6.269% due 12/10/2035	3,839,295
		Harley-Davidson Motorcycle Trust
1,717,091	USD	2.070% due 02/15/2011 (2)	1,711,145
		Honda Auto Receivables Owner Trust
143,966	USD	5.322% due 03/18/2008	143,991
3,583,754	USD	5.326% due 06/23/2008 (3)	3,585,195
2,533,867	USD	3.870% due 04/20/2009	2,524,654
2,771,611	USD	4.610% due 08/17/2009	2,767,085
6,739,104	USD	4.850% due 10/19/2009	6,734,214
			15,755,139
		John Deere Owner Trust
2,864,621	USD	3.980% due 06/15/2009	2,859,059
		JPMorgan Chase Commercial Mortgage Securities Corp, Series 2002-CIB4, Class A3
1,920,000	USD	6.162% due 05/12/2034	1,985,646
		Lehman Brothers-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2
5,620,000	USD	6.365% due 12/15/2028	5,843,976

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		ASSET BACKED SECURITIES—Continued
		MBNA Credit Card Master Note Trust, Series 2000-L, Class A
10,000,000	USD	6.500% due 04/15/2010	$10,005,151
		Morgan Stanley Capital I
2,600,000	USD	5.810% due 08/12/2041 (1)	2,657,255
8,650,000	USD	5.332% due 12/15/2043	8,474,273
			11,131,528
		Morgan Stanley Dean Witter Capital I
500,000	USD	6.390% due 07/15/2033	518,826
5,200,000	USD	6.390% due 10/15/2035	5,406,761
7,500,000	USD	5.980% due 01/15/2039	7,699,822
			13,625,409
		Nelnet Student Loan Trust, Series 2006-3, Class A1
3,974,732	USD	5.183% due 09/25/2012 (1)	3,972,213
		Nissan Auto Receivables Owner Trust
416,183	USD	5.321% due 03/17/2008	416,243
4,750,269	USD	4.000% due 12/15/2009	4,729,688
			5,145,931
		SLM Student Loan Trust
3,221,505	USD	5.340% due 04/25/2014 (1)	3,215,906
3,415,557	USD	5.410% due 04/25/2018 (1)	3,412,191
			6,628,097
		Small Business Administration
2,387,402	USD	4.940% due 08/10/2015	2,360,623
4,016,683	USD	5.408% due 02/10/2016	4,018,602
6,309,667	USD	5.459% due 02/10/2017	6,332,619
			12,711,844
		Taganka Car Loan Finance PLC, Series 2006-1A, Class A
1,005,218	USD	6.320% due 11/14/2013† (1)	1,006,224
		TIAA Retail Commercial Trust, Series 2007-C4, Class A3
4,500,000	USD	6.104% due 08/15/2039 (1)	4,593,402

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		ASSET BACKED SECURITIES—Continued
		U-Haul S Fleet LLC, Series 2007-BT1, Class BT
3,776,971	USD	5.559% due 02/25/2020†	$3,815,429
		Volkswagen Auto Lease Trust, Series 2006-A, Class A2
4,534,101	USD	5.550% due 11/20/2008	4,537,878
		Volkswagen Auto Loan Enhanced Trust, Series 2007-1, Class A2
3,303,848	USD	5.290% due 05/20/2009	3,306,627
		TOTAL ASSET BACKED SECURITIES (Cost $239,206,554)	239,657,385
		CORPORATE BONDS—20.5%
		United States—12.1%
		Alabama Power
1,280,000	USD	Series CC, 3.500% due 11/15/2007	1,279,384
		American Express Bank
4,500,000	USD	5.550% due 10/17/2012	4,546,413
		American General
4,900,000	USD	7.500% due 08/11/2010	5,199,130
		Anheuser-Busch Co
1,000,000	USD	6.450% due 09/01/2037	1,084,808
		Bottling Group
2,400,000	USD	5.500% due 04/01/2016	2,416,716
		Burlington Northern Santa Fe
3,000,000	USD	6.150% due 05/01/2037	2,973,756
		Cargill Inc
4,400,000	USD	4.375% due 06/01/2013†	4,213,343
		Chubb Corp
6,300,000	USD	4.934% due 11/16/2007	6,300,063
		CIT Group
2,500,000	USD	5.400% due 01/30/2016	2,292,858
		Citigroup Inc, Global Senior Note
4,300,000	USD	6.000% due 08/15/2017	4,390,691

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		United States—Continued
		Coca-Cola Co
3,750,000	USD	5.350% due 11/15/2017	$3,731,190
		Comcast Corp
690,000	USD	6.300% due 11/15/2017	713,078
2,700,000	USD	6.950% due 08/15/2037	2,898,763
			3,611,841
		ConocoPhillips
3,300,000	USD	8.750% due 05/25/2010	3,605,098
		Consolidated Edison
2,050,000	USD	5.500% due 09/15/2016	2,043,598
		Credit Suisse, Senior Note
3,000,000	USD	4.875% due 01/15/2015	2,886,852
		CVS Caremark
2,700,000	USD	5.750% due 06/01/2017	2,691,020
		Eli Lilly
3,900,000	USD	5.550% due 03/15/2037	3,737,159
		Estee Lauder
3,500,000	USD	5.550% due 05/15/2017	3,475,682
		Genentech Inc, Senior Note
1,200,000	USD	4.750% due 07/15/2015	1,151,927
		General Electric Capital
3,600,000	USD	5.400% due 02/15/2017	3,579,772
		GlaxoSmithKline Capital
2,300,000	USD	4.375% due 04/15/2014	2,180,179
		Grand Metropolitan Investment, Guaranteed Senior Note
800,000	USD	7.450% due 04/15/2035	930,702
		Hewlett-Packard Co
2,100,000	USD	5.250% due 03/01/2012	2,125,313
		HSBC Bank, Global Note
3,100,000	USD	5.875% due 11/01/2034	2,875,290

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		United States—Continued
		IBM International Group Capital
2,500,000	USD	5.050% due 10/22/2012	$2,501,578
		International Lease Finance
4,400,000	USD	5.320% due 12/09/2007	4,399,512
		Jefferies Group
1,200,000	USD	6.450% due 06/08/2027	1,131,932
		JPMorgan Chase
2,000,000	USD	5.875% due 06/13/2016	2,026,800
		JPMorgan Chase, Subordinated Note
2,500,000	USD	6.000% due 07/05/2017	2,545,260
		Kohls Corp
1,180,000	USD	6.250% due 12/15/2017	1,183,518
		Merna Reinsurance
2,700,000	USD	7.110% due 07/07/2010† (1)	2,699,595
		Private Export Funding, Series D
3,040,000	USD	5.870% due 07/31/2008	3,069,911
		SC Johnson & Son
2,700,000	USD	5.750% due 02/15/2033†	2,537,430
		Selkirk Cogen Funding, Series A
402,308	USD	8.650% due 12/26/2007	402,889
		Southern Co, Series A, Senior Note
3,900,000	USD	5.300% due 01/15/2012	3,923,404
		SunTrust Banks, Senior Note
3,300,000	USD	6.000% due 09/11/2017	3,356,516
		Wachovia Corp
3,800,000	USD	5.750% due 06/15/2017	3,821,652
		Wyeth
3,600,000	USD	5.450% due 04/01/2017	3,554,262
		Zeneca Wilmington, Guaranteed Note
1,900,000	USD	7.000% due 11/15/2023	2,128,399
			112,605,443

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		Supra National—1.7%
		European Investment Bank
16,000,000	USD	4.625% due 03/21/2012	$16,062,400
		United Kingdom—1.6%
		Astrazeneca PLC
1,500,000	USD	5.400% due 06/01/2014	1,504,538
		Diageo Capital
3,900,000	USD	5.125% due 01/30/2012	3,883,207
		Lloyds TSB
3,500,000	USD	6.267% due 05/14/2049† (1)(2)	3,243,335
		Royal Bank of Scotland
2,000,000	USD	7.640% due 03/31/2049 (1)	2,076,622
		Standard Chartered Bank, Subordinated Note
3,200,000	USD	6.400% due 09/26/2017†	3,276,464
		Vodafone Group
470,000	USD	6.150% due 02/27/2037	462,859
			14,447,025
		Norway—0.9%
		Eksportfinans A/S
8,100,000	USD	5.000% due 02/14/2012	8,215,409
		Chile—0.8%
		Celulosa Arauco y Constitucion
3,600,000	USD	7.750% due 09/13/2011	3,871,534
		Transelec SA
3,000,000	USD	7.875% due 04/15/2011	3,200,637
			7,072,171
		France—0.7%
		AXA SA
3,800,000	USD	8.600% due 12/15/2030	4,767,142
		Lafarge SA
2,000,000	USD	7.125% due 07/15/2036	2,059,944
			6,827,086

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		Canada—0.7%
		Alcan Inc
2,700,000	USD	7.250% due 03/15/2031	$3,013,024
		Thomson Corp
3,800,000	USD	5.700% due 10/01/2014	3,801,056
			6,814,080
		Mexico—0.5%
		Monterrey Power
4,181,348	USD	9.625% due 11/15/2009†	4,547,215
		Russia—0.4%
		Norilsk Nickel
3,500,000	USD	7.125% due 09/30/2009	3,605,805
		Brazil—0.4%
		Embraer Overseas
2,350,000	USD	6.375% due 01/24/2017	2,303,000
		Petrobras International Finance, Global Note
1,250,000	USD	5.875% due 03/01/2018	1,234,375
			3,537,375
		Luxembourg—0.4%
		VTB Capital (Vneshtorgbank)
3,300,000	USD	5.955% due 08/01/2008† (1)	3,271,125
		Australia—0.3%
		BHP Billiton Finance
3,100,000	USD	5.400% due 03/29/2017	3,051,535
		TOTAL CORPORATE BONDS (Cost $188,653,292)	190,056,669
		FOREIGN GOVERNMENT BONDS—3.8%
		United Kingdom—1.7%
		United Kingdom
7,790,000	GBP	4.000% due 03/07/2009	15,938,912
		Sweden—0.9%
		Kingdom of Sweden
8,000,000	USD	4.875% due 01/19/2010	8,096,320

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		FOREIGN GOVERNMENT BONDS—Continued
		Australia—0.8%
		New South Wales Treasury
8,352,000	AUD	5.500% due 08/01/2014	$7,207,627
		Turkey—0.3%
		Turkey Trust
3,000,000	USD	Zero Coupon due 11/15/2007	2,995,212
		France—0.1%
		CCCE-Principal Certificate
1,400,000	USD	Zero Coupon due 05/01/2009	1,308,601
		TOTAL FOREIGN GOVERNMENT BONDS (Cost $33,742,632)	35,546,672
		SHORT-TERM INVESTMENTS—2.3%
		United States—1.5%
		Capital One Prime Auto Receivables Trust, Series 2007-1, Class A1
4,715,416	USD	5.344% due 06/15/2008	4,715,416
		Ford Credit Auto Owner Trust, Series 2007-A, Class A1
4,229,782	USD	5.349% due 07/15/2008†	4,229,782
		Nissan Auto Lease Trust, Series 2007-A, Class A1
1,654,854	USD	5.330% due 08/15/2008	1,654,854
		Wachovia Auto Owner Trust, Series 2007-A, Class A1
3,933,105	USD	5.340% due 07/18/2008	3,933,105
			14,533,157
		Romania—0.8%
		Romania Government
17,000,000	RON	Zero Coupon due 03/12/2008	7,189,889
		TOTAL SHORT-TERM INVESTMENTS (Cost $21,028,511)	21,723,046

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Total Return Bond Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		MUNICIPAL OBLIGATIONS—0.3%
		United States—0.3%
		Duke University
2,700,000	USD	5.850% due 04/01/2037 (Cost $2,700,000)	$2,764,638
		REPURCHASE AGREEMENT—15.3%
		United States—15.3%
142,560,577	USD	State Street Bank and Trust Repurchase Agreement,
		dated 10/31/2007, due 11/01/2007, with a maturity
		value of $142,572,496 and an effective yield of 3.01%,
		collateralized by a U.S. Government and Agency
		Obligation, with rates ranging from 5.233%-5.441%,
		maturities from 12/15/2034-08/15/2036, and
		an aggregate market value of $145,414,410
		(Cost $142,560,577)	$142,560,577
		TOTAL INVESTMENTS—125.7% (Cost $1,158,605,217)	1,168,842,468
		OTHER ASSETS AND LIABILITIES (Net)—(25.7%)	(239,233,734)
		TOTAL NET ASSETS—100.0%	$929,608,734

Portfolio Footnotes:

  (1)  Variable rate security.

  (2)  Callable

  *  TBA - To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $1,159,116,876.

Glossary of Currencies

  AUD  — Australian Dollar

  GBP  — British Pound Sterling

  RON  — Romanian Leu

  USD  — United States Dollar

See Notes to Financial Statements.

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2007

Julius Baer Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/02/07	AUD	42,814,861	39,678,672	35,978,465	$3,700,207
12/11/07	AUD	5,179,902	4,790,186	4,270,000	520,186
01/10/08	AUD	21,125,650	19,502,342	18,740,000	762,342
02/04/08	AUD	10,500,000	9,678,060	9,653,700	24,360
12/24/07	BRL	24,362,000	13,918,516	12,917,285	1,001,231
01/02/08	BRL	24,918,500	14,220,945	13,520,066	700,879
02/06/08	BRL	35,000,000	19,871,686	19,841,270	30,416
11/27/07	EUR	66,858,007	96,766,184	92,323,806	4,442,378
11/08/07	GBP	7,912,023	16,432,993	16,377,589	55,404
02/06/08	HUF	1,624,000,000	9,290,288	9,277,344	12,944
01/02/08	INR	521,900,000	13,232,423	13,136,171	96,252
02/04/08	INR	475,000,000	12,028,057	12,057,369	(29,312)
11/13/07	JPY	1,968,694,520	17,098,305	16,919,995	178,310
11/19/07	JPY	1,869,642,000	16,249,206	16,159,995	89,211
12/11/07	JPY	962,546,175	8,386,568	8,549,999	(163,431)
01/02/08	MYR	44,838,000	13,470,933	13,198,646	272,287
02/04/08	NOK	52,170,965	9,659,716	9,700,000	(40,284)
11/13/07	NZD	11,204,707	8,608,399	7,976,854	631,545
01/09/08	NZD	36,420,965	27,820,495	27,260,000	560,495
01/02/08	PEN	27,084,000	9,047,581	8,804,429	243,152
01/03/08	RON	20,705,000	8,969,066	8,791,745	177,321
11/27/07	SEK	89,500,000	14,075,604	13,076,097	999,507
Net unrealized appreciation on forward foreign exchange contracts to buy					$14,265,400

See Notes to Financial Statements.

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2007

Julius Baer Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/02/07	AUD	42,814,861	39,678,672	36,356,308	$(3,322,364)
11/27/07	EUR	40,700,000	58,906,687	57,162,625	(1,744,062)
11/01/07	GBP	7,719,843	16,036,816	15,990,883	(45,933)
11/08/07	GBP	15,521,050	32,236,675	31,304,373	(932,302)
01/02/08	INR	260,950,000	6,616,212	6,502,616	(113,596)
11/13/07	JPY	1,968,694,520	17,098,305	17,163,532	65,227
11/19/07	JPY	1,869,642,000	16,249,205	16,229,037	(20,168)
12/11/07	JPY	962,546,175	8,386,568	8,447,017	60,449
11/13/07	NZD	11,204,707	8,608,399	8,380,000	(228,399)
11/27/07	SEK	89,500,000	14,075,604	13,686,382	(389,222)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(6,670,370)

Glossary of Currencies

AUD  — Australian Dollar

BRL  — Brazilian Real

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

INR  — Polish Zloty

JPY  — Japanese Yen

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PEN  — Nuevo Sol (Peruvian)

RON  — Romanian Leu

SEK  — Swedish Krona

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer Total Return Bond Fund

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
U.S. Government and Agency Obligations	57.7%	$536,533,481
Asset Backed Securities	25.8	239,657,385
Corporate Bonds	20.5	190,056,669
Foreign Government Bonds	3.8	35,546,672
Short Term Investments	2.3	21,723,046
Municipal Obligations	0.3	2,764,638
Cash & Cash Equivalents	15.3	142,560,577
Total Investments	125.7	1,168,842,468
Other Assets and Liabilities (Net)	(25.7)	(239,233,734)
Net Assets	100.0%	$929,608,734

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS   October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—65.6%
		United States—41.4%
2,215,000	USD	Advanced Medical Optics 7.500% due 05/01/2017 (2)	$2,098,710
1,070,000	USD	Airgas Inc 6.250% due 07/15/2014 (2)	1,051,275
530,000	USD	Alliance Imaging 7.250% due 12/15/2012 (2)	508,800
2,600,000	USD	Alliant Techsystems 6.750% due 04/01/2016 (2)	2,600,000
1,694,000	USD	Allison Transmission 11.250% due 11/01/2015†	1,679,177
2,615,000	USD	Alpha Natural Resources 10.000% due 06/01/2012 (2)	2,798,050
1,600,000	USD	American Airlines Series 1999-1 7.324% due 10/15/2009	1,580,000
850,000	USD	Atlantic & Western, Series B 11.610% due 01/09/2009† (1)	860,480
250,000	USD	Calabash Re 13.760% due 01/08/2010† (1)	259,887
1,675,000	USD	Calpine Generating 11.070% due 04/01/2010 (3)(1)(2)	452,250
330,000	USD	Carillon Ltd 15.355% due 01/08/2010† (1)	345,510
640,000	USD	Cascadia Ltd 8.485% due 06/13/2008† (1)	640,992
2,910,000	USD	Case New Holland 6.000% due 06/01/2009	2,924,550
2,610,000	USD	Choctaw Resort Development Enterprise 7.250% due 11/15/2019† (2)	2,557,800
1,090,000	USD	Church & Dwight 6.000% due 12/15/2012 (2)	1,066,837
2,300,000	USD	CMS Energy 8.500% due 04/15/2011	2,477,666

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		United States—Continued
2,245,000	USD	Community Health Systems 8.875% due 07/15/2015† (2)	$2,284,287
2,100,000	USD	Cooper-Standard Automotive 7.000% due 12/15/2012 (2)	1,921,500
1,500,000	USD	Delphi Corp Zero Coupon due 06/15/2008	1,380,000
300,000	USD	Dex Media 8.000% due 11/15/2013 (2)	302,250
338,000	USD	Dex Media West 9.875% due 08/15/2013 (2)	362,082
1,431,000	USD	Dresser-Rand 7.375% due 11/01/2014 (2)	1,447,099
645,000	USD	Eurus Ltd 11.610% due 04/08/2009† (1)	656,739
1,232,000	USD	Federal-Mogul 7.875% due 07/01/2010	1,084,160
1,580,000	USD	Fisher Scientific International 6.750% due 08/15/2014 (2)	1,612,635
1,540,000	USD	Ford Motor 7.125% due 11/15/2025	1,155,000
1,500,000	USD	7.450% due 07/16/2031	1,192,500
			2,347,500
1,000,000	USD	Ford Motor Credit 7.375% due 02/01/2011	943,853
1,100,000	USD	Foundation Re 7.310% due 01/06/2009† (1)	1,086,250
270,000	USD	Freeport-McMoran Copper & Gold 8.250% due 04/01/2015 (2)	292,275
805,000	USD	8.375% due 04/01/2017 (2)	883,487
			1,175,762
3,550,000	USD	General Motors 8.375% due 07/15/2033	3,248,250

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		United States—Continued
790,000	USD	Helix 04 10.749% due 06/30/2009† (1)	$799,654
2,425,000	USD	Hertz Corp 10.500% due 01/01/2016† (2)	2,619,000
2,125,000	USD	Hexcel Corp 6.750% due 02/01/2015 (2)	2,098,437
2,470,000	USD	IASIS Healthcare Capital 8.750% due 06/15/2014 (2)	2,507,050
2,115,000	USD	Intcomex Inc 11.750% due 01/15/2011† (2)	2,167,875
1,150,000	USD	Invacare Corp 9.750% due 02/15/2015 (2)	1,175,875
1,620,000	USD	KAR Holdings 8.750% due 05/01/2014†	1,571,400
1,275,000	USD	KB Home 6.250% due 06/15/2015	1,153,875
1,491,000	USD	Koppers Holdings Multi-Coupon 9.875% due 11/15/2014 (1)(2)	1,285,987
3,445,000	USD	Level 3 Financing 9.250% due 11/01/2014 (2)	3,264,138
1,600,000	USD	LVB Acquisition Merger, Senior Note 10.000% due 10/15/2017†	1,652,000
2,215,000	USD	MacDermid Inc 9.500% due 04/15/2017† (2)	2,126,400
1,885,000	USD	Meritage Homes 7.000% due 05/01/2014 (2)	1,545,700
2,105,000	USD	Mohegan Tribal Gaming Authority 6.125% due 02/15/2013 (2)	2,015,538
1,390,000	USD	Mosaic Co 7.625% due 12/01/2016† (2)	1,504,675

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		United States—Continued
550,000	USD	Mystic Re 11.660% due 12/05/2008† (1)	$559,983
2,335,000	USD	Newmarket Corp 7.125% due 12/15/2016 (2)	2,352,513
3,151,000	USD	NRG Energy 7.375% due 02/01/2016 (2)	3,151,000
250,000	USD	Redwood Capital VII 10.610% due 01/09/2008† (1)	250,688
2,760,000	USD	RH Donnelly, Senior Note 8.875% due 10/15/2017†	2,773,800
2,060,000	USD	Serena Software 10.375% due 03/15/2016† (2)	2,142,400
1,900,000	USD	Service Corp International 7.000% due 06/15/2017†	1,866,750
800,000	USD	Stanadyne Corp 10.000% due 08/15/2014 (2)	816,000
2,980,000	USD	Sunguard Data Systems 10.250% due 08/15/2015 (2)	3,121,550
675,000	USD	Tartan Capital 8.360% due 01/07/2009*† (1)	674,055
1,390,000	USD	Terex Corp 7.375% due 01/15/2014 (2)	1,403,900
1,965,000	USD	Verso Paper 9.125% due 08/01/2014	2,038,688
3,590,000	USD	Vought Aircraft Industries 8.000% due 07/15/2011	3,585,513
1,450,000	USD	WCA Waste 9.250% due 06/15/2014† (2)	1,508,000
500,000	USD	Wesco Distribution 7.500% due 10/15/2017 (2)	470,000

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		United States—Continued
4,350,000	USD	Wynn Las Vegas 6.625% due 12/01/2014 (2)	$4,295,625
			102,252,420
		Brazil—4.4%
350,000	USD	Cia Energetica de Sao Paulo 9.250% due 08/11/2013†	384,125
7,320,000	BRL	9.750% due 01/15/2015† (1)	4,553,040
			4,937,165
2,155,000	USD	Cosan Finance 7.000% due 02/01/2017†	2,084,962
350,000	USD	CSN Islands IX, Multi-Coupon 10.500% due 01/15/2015	414,295
1,250,000	USD	ISA Capital do Brasil 8.800% due 01/30/2017†	1,303,125
1,065,000	USD	Petrobras International Finance 5.875% due 03/01/2018	1,051,687
1,000,000	USD	8.375% due 12/10/2018	1,180,000
			2,231,687
			10,971,234
		Norway—3.6%
2,900,000	USD	Biofuel Energy 10.000% due 06/07/2012 (2)	2,784,000
2,700,000	USD	Ocean RIG 9.24% due 04/04/2011† (1)(2)	2,700,000
3,400,000	USD	Sea Production 9.825% due 02/14/2012† (1)(2)	3,327,750
			8,811,750
		Russia—3.2%
2,480,000	USD	ALROSA Finance 8.875% due 11/17/2014†	2,730,872

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		Russia—Continued
560,000	USD	Norilsk Nickel 7.125% due 09/30/2009	$576,929
1,400,000	USD	SibacademFinance (Ursabk) 12.000% due 12/30/2011	1,408,158
1,400,000	USD	TMK Capital (OAO TMK) 8.500% due 09/29/2009	1,409,897
1,025,000	USD	TNK-BP Finance 7.500% due 07/18/2016†	1,001,937
890,000	USD	6.625% due 03/20/2017†	815,462
			1,817,399
			7,943,255
		Canada—2.2%
970,000	USD	Aquila Inc 7.750% due 06/15/2011	1,024,587
1,000,000	USD	Gerdau Ameristeel 10.375% due 07/15/2011 (2)	1,062,500
1,300,000	USD	Rogers Wireless 7.500% due 03/15/2015	1,410,991
1,000,000	CAD	Shaw Communications 7.500% due 11/20/2013	1,134,407
860,000	CAD	5.700% due 03/02/2017	861,422
			1,995,829
			5,493,907
		Netherlands—1.5%
3,655,000	USD	Sensata Technologies 8.000% due 05/01/2014 (2)	3,604,744
		Spain—1.3%
2,155,000	EUR	Ono Finance 10.500% due 05/15/2014 (2)	3,316,503

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		Denmark—1.2%
1,900,000	EUR	Nordic Telephone 8.250% due 05/01/2016 (2)	$2,941,243
		Greece—1.0%
1,615,000	EUR	Hellas Telecommunications 8.232% due 10/15/2012 (1)	2,339,422
		France—0.9%
1,600,000	EUR	Europcar Groupe 8.125% due 05/15/2014† (2)	2,285,865
		Supra National—0.8%
2,550,000	NZD	European Investment Bank 6.000% due 07/15/2009	1,884,982
		United Kingdom—0.7%
800,000	GBP	Global Crossing UK Finance 11.750% due 12/15/2014 (2)	1,778,212
		New Zealand—0.7%
2,200,000	NZD	International Bank Reconciliation & Development 6.375% due 07/15/2009	1,634,567
		Kazakhstan—0.6%
1,605,000	USD	Kazakhgold 9.375% due 11/06/2013 (2)	1,544,986
		Mexico—0.5%
1,170,000	USD	Axtel SAB 7.625% due 02/01/2017† (2)	1,184,625
		Ireland—0.4%
1,000,000	USD	Osiris Capital 10.243% due 01/15/2010† (1)	1,012,900
		Hungary—0.4%
617,739	EUR	Invitel Holdings 12.982% due 04/15/2013† (1)(2)	907,120
		Germany—0.3%
600,000	EUR	Grohe Holding 8.625% due 10/01/2014 (2)	802,946

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		CORPORATE BONDS—Continued
		Australia—0.2%
495,000	USD	Australis Ltd 9.005% due 03/24/2009† (1)	$495,619
		Japan—0.2%
485,000	USD	Akibare Ltd 8.445% due 05/22/2012† (1)	493,027
		Ukraine—0.1%
1,500,000	UAH	Rodovid Bank 11.250% due 09/22/2009 (1)	296,826
		TOTAL CORPORATE BONDS (Cost $160,247,723)	161,996,153
		BANK LOANS—19.1%
		United States—15.5%
2,493,707	USD	ATP Oil & Gas 8.863% due 04/14/2010	2,499,164
2,493,655	USD	9.948% due 10/14/2010	2,552,879
			5,052,043
432,721	USD	Boston Generating 5.073% due 12/20/2013	425,208
2,062,390	USD	7.448% due 12/20/2013	2,026,584
			2,451,792
1,090,764	USD	Covanta Energy 5.098% due 02/10/2014	1,062,587
2,204,537	USD	6.876% due 02/10/2014	2,147,587
			3,210,174
1,000,000	USD	Delphi Corporation Zero Coupon due 12/31/2007	997,750
2,750,000	USD	Delta Air Lines Zero Coupon due 04/30/2014	2,729,867
273,410	USD	Hawker Beechcraft 5.198% due 03/28/2014	267,963
4,974,284	USD	7.169% due 03/28/2014	4,875,187
			5,143,150

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		BANK LOANS—Continued
		United States—Continued
2,480,000	USD	HBI Branded Apparel 8.815% due 03/05/2014	$2,497,050
2,938,002	USD	HCA Inc 7.198% due 11/16/2012	2,845,402
2,150,000	USD	Helicon Cable Holdings 8.360% due 07/05/2014	2,088,188
2,089,231	USD	Progressive Moulded 10.460% due 08/16/2011	1,901,200
2,235,169	USD	Spectrum Brands Zero Coupon due 03/30/2013	2,204,994
2,000,000	USD	TXU Corporation Zero Coupon due 10/10/2014	2,000,622
4,175,034	USD	Univision Communications 7.204% due 09/29/2014	3,963,673
1,395,000	USD	W&T Offshore 7.450% due 05/26/2010	1,389,769
			38,475,674
		Netherlands—1.9%
4,817,678	EUR	UPC Broadband Holding Zero Coupon due 12/31/2014	4,656,724
		Canada—1.7%
4,225,723	CAD	Great Canadian Gaming 7.000% due 02/13/2014	4,196,671
		TOTAL BANK LOANS (Cost $47,634,517)	47,329,069
		FOREIGN GOVERNMENT BONDS—4.5%
		Brazil—1.7%
4,980,000	BRL	Federative Republic of Brazil 10.000% due 01/01/2010	2,779,358
2,600,000	BRL	10.000% due 01/01/2012	1,415,165
			4,194,523
		Colombia—1.0%
4,400,000,000	COP	Republic of Colombia 12.000% due 10/22/2015	2,494,785

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		FOREIGN GOVERNMENT BONDS—Continued
		Turkey—0.6%
1,700,000	TRY	Republic of Turkey 10.000% due 02/15/2012	$1,553,837
		Hungary—0.6%
250,000,000	HUF	Republic of Hungary 6.500% due 08/12/2009	1,425,087
		Vietnam—0.6%
1,260,000	USD	Socialist Republic of Vietnam 6.875% due 01/15/2016†	1,344,970
		TOTAL FOREIGN GOVERNMENT BONDS (Cost $9,654,528)	11,013,202
		INVESTMENT FUNDS—2.5%
		Canada—2.5%
32,660	CAD	ARC Energy Trust	734,833
31,860	CAD	Crescent Point Energy Trust	778,218
19,800	CAD	Labrador Iron ORE Royalty, Income Fund	910,992
26,570	CAD	NAL Oil & Gas Trust	355,274
21,690	CAD	Newalta Income Fund	429,096
22,600	CAD	Penn West Energy Trust	716,690
60,450	CAD	Progress Energy Trust	752,920
18,990	CAD	Vermilion Energy Trust	787,751
27,320	CAD	Zargon Energy Trust	779,790
			6,245,564
		TOTAL INVESTMENT FUNDS (Cost $5,467,294)	6,245,564
		COMMERCIAL PAPER—2.4%
		United States—2.4%
3,000,000	USD	United Healthcare 5.150% due 12/17/2007	2,980,258
3,000,000	USD	Walt Disney 5.100% due 11/16/2007	2,993,625
			5,973,883
		TOTAL COMMERCIAL PAPER (Cost $5,973,883)	5,973,883

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		SHORT-TERM INVESTMENTS—1.6%
		Mexico—1.3%
		Mexican Cetes
19,200,000	MXN	Zero Coupon due 11/22/2007	$1,785,730
532,300	USD	15.187% due 11/22/2007	527,584
880,000	USD	21.217% due 11/22/2007	869,627
			3,182,941
		United States—0.3%
730,000	USD	Javelin Re 8.159% due 07/25/2008† (1)	730,000
		TOTAL SHORT-TERM INVESTMENTS (Cost $3,880,929)	3,912,941
		MUNICIPAL OBLIGATIONS—0.9%
		United States—0.9%
2,250,000	USD	Buckeye, OH, Tobacco Settlement Financing Authority 5.875% due 06/01/2047 (Cost $2,184,348)	2,184,368
		STRUCTURED NOTES—0.5%
		Dominican Republic—0.3%
813,632	USD	16.000% due 07/20/2009 (1)	Dominican Republic, Issued by Standard Bank, 827,449
		Ukraine—0.2%
1,800,000	UAH	12.420% due 02/01/2008	Nadra Bank, Issued by ING Bank, 357,302
		TOTAL STRUCTURED NOTES (Cost $1,169,763)	1,184,751
		FOREIGN GOVERNMENT COMPENSATION NOTES—0.1%
		Bulgaria—0.1%
923,000	BGN	Bulgaria Registered Compensation Vouchers (Cost $365,634)*	300,920

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer Global High Income Fund

Face Value	Currency	(Percentage of Net Assets)	Market Value (Note 2)
		REPURCHASE AGREEMENT—4.7%
		United States—4.7%
11,622,909	USD	State Street Bank and Trust Company Repurchase Agreement,
		dated 10/31/2007, due 11/01/2007, with a maturity
		value of $11,623,881 and an effective yield of 3.01%,
		collateralized by U.S. Government and Agency
		Obligations, with rates ranging from 4.146%-4.452%,
		a maturity of 05/01/2033, and an aggregate market
		value of $11,856,548. (Cost $11,622,909)	$11,622,909
		TOTAL INVESTMENTS—101.9% (Cost $248,201,528)	251,763,760
		OTHER ASSETS AND LIABILITIES (Net)—(1.9%)	(4,646,023)
		TOTAL NET ASSETS—100.0%	$247,117,737

Portfolio Footnotes:

  (1)  Variable rate security.

  (2)  Callable

  (3)  Defaulted Security.

  (4)  Illiquid security

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $248,218,594.

Glossary of Currencies

BGN  — Bulgarien Lev

BRL  — Brazilian Real

CAD  — Canadian Dollar

COP  — Colombian Peso

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

MXN  — Mexican Nuevo Peso

NZD  — New Zealand Dollar

TRY  — Turkish Lira

UAH  — Ukraine Hryvnia

USD  — United States Dollar

See Notes to Financial Statements.

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2007

Julius Baer Global High Income Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation
12/14/07	AUD	623,885	576,849	563,263	$13,586
12/14/07	AUD	3,238,700	2,994,528	2,824,308	170,220
12/14/07	EUR	4,225,441	6,116,831	6,000,000	116,831
12/14/07	GBP	117,000	242,728	235,293	7,435
11/06/07	ZAR	6,173,440	943,443	800,000	143,443
Net unrealized appreciation on forward foreign exchange contracts to buy					$451,515

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Depreciation
12/14/07	CAD	4,525,157	4,765,114	4,555,876	$(209,238)
12/14/07	EUR	6,301,420	9,122,058	8,880,676	(241,382)
12/14/07	HUF	248,300,000	1,425,435	1,408,395	(17,040)
12/14/07	NZD	736,310	563,914	563,263	(651)
12/14/07	NZD	3,800,000	2,910,289	2,802,880	(107,409)
11/06/07	ZAR	6,173,440	943,443	814,073	(129,370)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(705,090)

Glossary of Currencies

AUD  — Australian Dollar

CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

NZD  — New Zealand Dollar

ZAR  — South African Rand

UAH  — Ukraine Hryvnia

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer Global High Income Fund

At October 31, 2007, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Corporate Bonds	65.6%	$161,996,153
Bank Loans	19.1	47,329,069
Foreign Government Bonds	4.5	11,013,202
Investment Funds	2.5	6,245,564
Commercial Paper	2.4	5,973,883
Short Term Investments	1.6	3,912,941
Municipal Obligations	0.9	2,184,368
Structured Notes	0.5	1,184,751
Foreign Government Compensation Notes	0.1	300,920
Cash & Cash Equivalents	4.7	11,622,909	*
Total Investments	101.9	251,763,760
Other Assets and Liabilities (Net)	(1.9)	(4,646,023	)*
Net Assets	100.0%	$247,117,737

* Cash and Cash Equivalents and Other Assets and Liabilities (Net) includes market value for swaps of $(117,872) which is (0.05)% of net assets.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS   October 31, 2007

Julius Baer U.S. Microcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—97.2%
	Health Care Equipment & Services—18.1%
8,310		Abaxis Inc*	$243,649
19,010		ADAM Inc*	152,650
6,770		Cutera Inc*	166,000
2,240		Genoptix Inc*	55,328
9,750		Gentiva Health Services*	185,055
7,410		Kensey Nash*	202,738
6,090		Micrus Endovascular*	119,668
4,450		SonoSite Inc*	156,596
3,950		Volcano Corp*	67,506
			1,349,190
	Technology Hardware & Equipment—10.3%
5,700		Cyberoptics Corp*	71,307
7,257		Daktronics Inc	216,404
8,184		Measurement Specialties*	227,024
18,510		Netezza Corp*	254,513
			769,248
	Diversified Financials—9.6%
16,675		Epoch Holding	234,117
10,100		optionsXpress Holdings	300,576
14,860		TradeStation Group*	181,292
			715,985
	Software & Services—8.0%
37,110		Broadcaster Inc*	53,810
9,880		Mentor Graphics*	158,278
6,980		Perficient Inc*	131,573
6,630		SPSS Inc*	251,940
			595,601
	Consumer Services—7.3%
7,500		BJ's Restaurants*	148,425
32,314		Century Casinos*	231,045
12,190		Morton's Restaurant Group*	168,953
			548,423

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Microcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Semiconductors & Semiconductor Equipment—6.1%
6,180		ATMI Inc*	$198,625
8,230		Rudolph Technologies*	107,237
3,870		Standard Microsystems*	150,930
			456,792
	Energy—5.1%
2,170		Carrizo Oil & Gas*	111,516
20,770		Newpark Resources*	130,228
15,480		Quest Resource*	135,605
			377,349
	Household & Personal Products—4.6%
8,650		WD-40 Co	342,540
	Media—4.1%
4,610		Dolan Media*	124,470
13,100		Martha Stewart Living Omnimedia-Class A*	180,649
			305,119
	Consumer Durables & Apparel—3.8%
5,180		Movado Group	155,866
4,280		Volcom Inc*	125,190
			281,056
	Commercial Services and Supplies—3.2%
37,600		GlobalOptions Group*	169,200
5,924		HireRight Inc*	70,970
			240,170
	Retailing—3.2%
12,740		Coldwater Creek*	114,023
7,940		hhgregg Inc*	125,134
			239,157
	Capital Goods—3.1%
4,050		Babcock & Brown Air Limited ADR*	90,153
1,370		Harbin Electric*	26,331
2,920		RBC Bearings*	117,355
			233,839

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Microcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Materials—2.6%
5,570		Schweitzer-Mauduit International	$156,071
1,116		Universal Stainless & Alloy*	41,571
			197,642
	Pharmaceuticals & Biotechnology—2.4%
5,920		Martek Biosciences*	180,856
	Food, Beverage & Tobacco—2.4%
4,740		Green Mountain Coffee Roasters*	176,802
	Transportation—2.2%
3,900		Macquarie Infrastructure	162,864
	Telecommunication Services—1.1%
2,070		Cbeyond Inc*	80,978
		TOTAL COMMON STOCKS (Cost $6,617,292)	7,253,611

Face Value	Currency
	REPURCHASE AGREEMENT—5.0%
370,562	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2007, due 11/01/2007 with a maturity value of $370,593 and an effective yield of 3.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 5.441%, a maturity of 01/15/2035 and an aggregate market value of $380,987. (Cost $370,562)	$370,562
		TOTAL INVESTMENTS—102.2% (Cost $6,987,854)	7,624,173
		OTHER ASSETS AND LIABILITIES (Net)—(2.2%)	(165,851)
		TOTAL NET ASSETS—100.0%	$7,458,322

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  *  Non-income producing security.

    Aggregate cost for federal income tax purposes was $6,988,430.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer U.S. Microcap Fund

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Information Technology	24.4%	$1,821,641
Healthcare	20.5	1,530,046
Consumer Discretionary	18.4	1,373,755
Financials	9.6	715,985
Industrials	8.5	636,873
Consumer Staples	7.0	519,342
Energy	5.1	377,349
Materials	2.6	197,642
Telecommunications	1.1	80,978
Cash & Cash equivalents	5.0	370,562
Total Investments	102.2	7,624,173
Other Assets and Liabilities (Net)	(2.2)	(165,851)
Net Assets	100.0%	$7,458,322

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2007

Julius Baer U.S. Smallcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—92.8%
	Software & Services—15.4%
4,600		Cognos Inc*	$231,518
1,230		Equinix Inc*	143,492
4,500		Factset Research Systems	317,340
21,160		Mentor Graphics*	338,983
9,820		THQ Inc*	266,024
			1,297,357
	Technology Hardware & Equipment—11.1%
3,330		Ciena Corp*	159,374
6,830		Daktronics Inc	203,671
4,890		F5 Networks*	176,187
5,690		Foundry Networks*	120,287
20,100		Netezza Corp*	276,375
			935,894
	Health Care Equipment & Services—10.6%
8,250		Angiodynamics Inc*	165,000
3,130		ArthroCare Corp*	202,949
4,380		Cynosure Inc-Class A*	166,484
2,400		Genoptix Inc*	59,280
2,750		Healthways Inc*	166,925
3,260		Psychiatric Solutions*	129,096
			889,734
	Consumer Services—7.9%
5,650		Bright Horizons Family Solutions*	219,220
1,280		Chipotle Mexican Grill-Class A*	177,920
4,110		Orient-Express Hotels	266,328
			663,468
	Capital Goods—7.4%
5,440		Aecom Technology*	183,709
6,400		Babcock & Brown Air Limited ADR*	142,464
3,950		Baldor Electric	159,264
5,320		Hexcel Corp*	133,159
			618,596

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Smallcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Diversified Financials—6.5%
9,310		optionsXpress Holdings	$277,065
13,760		Pzena Investment Management*	266,669
			543,734
	Energy—6.0%
2,260		Carrizo Oil & Gas*	116,141
5,160		CVR Energy*	117,648
13,930		Parker Drilling*	117,569
2,820		USEC Inc*	24,816
8,740		Warren Resources*	132,673
			508,847
	Consumer Durables & Apparel—5.5%
7,490		Jarden Corp*	266,045
3,730		Lululemon Athletica-W/I*	198,510
			464,555
	Household & Personal Products—4.4%
3,630		Herbalife Ltd	160,047
5,300		WD-40 Co	209,880
			369,927
	Media—3.3%
11,400		Lions Gate Entertainment*	121,980
2,140		Morningstar Inc*	159,259
			281,239
	Pharmaceuticals & Biotechnology—3.3%
3,830		Martek Biosciences*	117,006
1,790		Ventana Medical Systems*	157,520
			274,526
	Automobiles & Components—3.1%
5,140		WABCO Holdings	261,215
	Banks—1.9%
5,520		Boston Private Financial	158,755
	Food & Staples Retailing—1.8%
5,170		United Natural Foods*	149,620

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Smallcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Semiconductors & Semiconductor Equipment—1.6%
2,700		Hittite Microwave*	$135,675
	Materials—1.4%
1,530		RTI International Metals*	119,615
	Telecommunication Services—0.9%
5,740		PAETEC Holding*	77,203
	Commercial Services and Supplies—0.7%
4,611		HireRight Inc*	55,240
		TOTAL COMMON STOCKS (Cost $6,886,594)	7,805,200
Face Value	Currency
	REPURCHASE AGREEMENT—0.7%
62,812	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2007, due 11/01/2007, with a maturity value of $62,817 and an effective yield of 3.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 5.441%, a maturity of 12/15/2034 and an aggregate market value of $66,557. (Cost $62,812)	$62,812
		TOTAL INVESTMENTS—93.5% (Cost $6,949,406)	7,868,012
		OTHER ASSETS AND LIABILITIES (Net)—6.5%	544,290
		TOTAL NET ASSETS—100.0%	$8,412,302

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  *  Non-income producing security.

    Aggregate cost for federal income tax purposes was $6,956,964.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer U.S. Smallcap Fund

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Information Technology	28.1%	$2,368,926
Consumer Discretionary	20.0	1,670,477
Healthcare	13.8	1,164,260
Financials	8.4	702,489
Industrials	8.0	673,836
Consumer Staples	6.2	519,547
Energy	6.0	508,847
Materials	1.4	119,615
Telcommunications	0.9	77,203
Cash & Cash Equivalents	0.7	62,812
Total Investments	93.5	7,868,012
Other Assets and Liabilities (Net)	6.5	544,290
Net Assets	100.0%	$8,412,302

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2007

Julius Baer U.S. Midcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—94.3%
	Software & Services—12.0%
9,960		Activision Inc*	$235,554
2,690		Adobe Systems*	128,851
3,040		Cognos Inc*	153,003
1,830		Factset Research Systems	129,052
15,810		Mentor Graphics*	253,276
			899,736
	Health Care Equipment & Services—11.1%
3,960		CR Bard	331,096
3,110		Express Scripts*	196,241
1,640		Gen-Probe Inc*	114,833
2,700		Zimmer Holdings*	187,623
			829,793
	Capital Goods—7.7%
2,730		BE Aerospace*	135,708
790		Precision Castparts	118,350
4,360		Spirit AeroSystems-Class A*	151,379
2,360		Terex Corp*	174,994
			580,431
	Consumer Services—7.3%
6,220		Cheesecake Factory*	139,515
3,070		Weight Watchers International	157,307
1,540		Wynn Resorts	248,602
			545,424
	Retailing—6.0%
3,000		Guess? Inc	154,170
3,410		Nordstrom Inc	134,490
6,420		Urban Outfitters*	162,233
			450,893
	Technology Hardware & Equipment—5.8%
4,860		Foundry Networks*	102,740
2,850		NCR Corp*	78,632
4,420		Network Appliance*	139,186
3,920		Teradata Corp*	111,838
			432,396

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Midcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Energy—5.7%
2,920		Noble Corp	$154,614
2,170		Ultra Petroleum*	153,766
3,140		Western Refining	115,175
			423,555
	Materials—4.7%
7,930		Crown Holdings*	196,664
2,020		RTI International Metals*	157,924
			354,588
	Consumer Durables & Apparel—4.3%
4,780		Jarden Corp*	169,786
2,190		Polo Ralph Lauren	150,672
			320,458
	Commercial Services and Supplies—4.3%
5,670		Corrections Corp of America*	160,404
2,730		Stericycle Inc*	159,241
			319,645
	Pharmaceuticals & Biotechnology—4.0%
1,980		Allergan Inc	133,808
2,560		Celgene Corp*	168,960
			302,768
	Diversified Financials—3.9%
1,150		Nymex Holdings	147,798
2,300		T Rowe Price	147,752
			295,550
	Semiconductors & Semiconductor Equipment—3.9%
7,150		Marvell Technology*	128,914
2,220		MEMC Electronic Materials*	162,548
			291,462
	Automobiles & Components—2.9%
4,250		WABCO Holdings	215,985
	Food & Staples Retailing—2.5%
3,720		Whole Foods Market	184,289

See Notes to Financial Statements.
Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Midcap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Household & Personal Products—2.2%
3,710		Herbalife Ltd	$163,574
	Real Estate—2.1%
1,470		Boston Properties REIT	159,260
	Banks—2.0%
8,070		New York Community Bancorp	150,183
	Telecommunication Services—1.9%
2,430		NII Holdings-Class B*	140,940
		TOTAL COMMON STOCKS (Cost $6,127,514)	7,060,930

Face Value	Currency
	REPURCHASE AGREEMENT—5.3%
396,149	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2007, due 11/01/2007, with a maturity value of $396,182 and an effective yield of 3.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.760% to 4.912%, a maturity of 09/01/2034 and an aggregate market value of $406,360. (Cost $396,149)	$396,149
		TOTAL INVESTMENTS—99.6% (Cost $6,523,663)	7,457,079
		OTHER ASSETS AND LIABILITIES (Net)—0.4%	30,344
		TOTAL NET ASSETS—100.0%	$7,487,423

Notes to the Portfolio of Investments:

  REIT  Real Estate Investment Trust

  *  Non-income producing security.

Aggregate cost for federal income tax purposes was $6,525,646.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer U.S. Midcap Fund

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Information Technology	21.7%	$1,623,594
Consumer Discretionary	20.5	1,532,760
Healthcare	15.1	1,132,561
Industrials	12.0	900,076
Financials	8.1	604,993
Energy	5.7	423,555
Materials	4.7	354,588
Consumer Staples	4.6	347,863
Telecommunications	1.9	140,940
Cash & Cash Equivalents	5.3	396,149
Total Investments	99.6	7,457,079
Other Assets and Liabilities (Net)	0.4	30,344
Net Assets	100.0%	$7,487,423

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2007

Julius Baer U.S. Multicap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—99.8%
	Health Care Equipment & Services—12.7%
3,820		ArthroCare Corp*	$247,689
3,650		CR Bard	305,177
2,330		Medco Health Solutions*	219,905
2,740		Zimmer Holdings*	190,403
			963,174
	Technology Hardware & Equipment—12.2%
640		Apple Inc*	121,568
7,120		Cisco Systems*	235,387
4,150		Daktronics Inc	123,753
5,760		Hewlett-Packard	297,677
4,450		Network Appliance*	140,131
			918,516
	Diversified Financials—11.8%
3,200		American Express	195,040
4,030		JPMorgan Chase	189,410
1,830		Lehman Brothers	115,912
1,510		Merrill Lynch	99,690
1,160		Nymex Holdings	149,083
2,280		T Rowe Price	146,467
			895,602
	Software & Services—10.6%
9,500		Activision Inc*	224,675
2,920		Adobe Systems*	139,868
250		Google Inc-Class A*	176,750
6,980		Mentor Graphics*	111,820
1,950		Nintendo Co-ADR	150,833
			803,946
	Capital Goods—9.3%
1,600		Boeing Co	157,744
3,700		General Electric	152,292
1,770		Terex Corp*	131,246
3,380		United Technologies	258,874
			700,156

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Multicap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Energy—7.1%
2,280		Carrizo Oil & Gas*	$117,169
2,810		Noble Corp	148,790
2,190		Ultra Petroleum*	155,183
3,180		Western Refining	116,642
			537,784
	Pharmaceuticals & Biotechnology—4.2%
2,730		Celgene Corp*	180,180
1,860		Genentech Inc*	137,882
			318,062
	Consumer Services—4.2%
6,730		Cheesecake Factory*	150,954
3,190		Weight Watchers International	163,456
			314,410
	Telecommunication Services—4.1%
1,220		America Movil SAB de CV ADR-Class L	79,776
1,980		AT&T Inc	82,744
2,530		NII Holdings-Class B*	146,740
			309,260
	Retailing—3.6%
2,570		Guess? Inc	132,072
3,530		Nordstrom Inc	139,223
			271,295
	Automobiles & Components—2.9%
4,300		WABCO Holdings	218,526
	Semiconductors & Semiconductor Equipment—2.6%
11,040		Marvell Technology*	199,051
	Food & Staples Retailing—2.5%
3,830		Whole Foods Market	189,738
	Household & Personal Products—2.3%
2,520		Procter & Gamble	175,190
	Commercial Services and Supplies—2.1%
2,750		Stericycle Inc*	160,407

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2007

Julius Baer U.S. Multicap Fund

Share Amount	(Percentage of Net Assets)	Description	Market Value (Note 2)
	COMMON STOCKS—Continued
	Materials—2.1%
2,010		RTI International Metals*	$157,142
	Consumer Durables & Apparel—2.0%
2,220		Polo Ralph Lauren	152,736
	Banks—2.0%
4,410		Wells Fargo	149,984
	Transportation—1.5%
1,320		Burlington Northern Santa Fe	115,038
		TOTAL COMMON STOCKS (Cost $6,687,608)	7,550,017

Face Value	Currency
	REPURCHASE AGREEMENT—1.0%
75,416	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2007, due 11/01/2007, with maturity value of $75,422 and an effective yield of 3.01%, collateralized by a U.S. Government and Agency Obligation, with a rate of 5.441%, a maturity of 01/15/2035 and an aggregate market value of $79,073 (Cost $75,416)	$75,416
		TOTAL INVESTMENTS—100.8% (Cost $6,763,024)	7,625,433
		OTHER ASSETS AND LIABILITIES (Net)—(0.8%)	(57,936)
		TOTAL NET ASSETS—100.0%	$7,567,497

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  *  Non-income producing security.

Aggregate cost for federal income tax purposes was $6,766,859.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2007

Julius Baer U.S. Multicap Fund

At October 31, 2007, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Information Technology	25.5%	$1,921,511
Healthcare	16.9	1,281,235
Financials	13.8	1,045,587
Industrials	12.9	975,601
Consumer Discretionary	12.6	956,967
Energy	7.1	537,785
Consumer Staples	4.8	364,929
Telecommunications	4.1	309,260
Materials	2.1	157,142
Cash & Cash Equivalents	1.0	75,416
Total Investments	100.8	7,625,433
Other Assets and Liabilities (Net)	(0.8)	(57,936)
Net Assets	100.0%	$7,567,497

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007

	Julius Baer Global Equity	Julius Baer International Equity
ASSETS:
Investments in securities, at market value including market value of securities on loan of $10,408,426 and $926,438,950 respectively (Cost $112,965,926 and $16,391,781,615 respectively)	$121,605,802	$24,900,671,700
Affiliated securities (Cost $— and $526,785,870)	—	976,921,062
Cash on deposit for broker (Note 2)	272,008	106,607,687
Foreign currency, at market value (Cost $1,901,475 and $1,955,162,615 respectively)	1,924,958	1,985,929,393
Receivables:
Investments sold	34,822,197	208,225,973
Fund shares sold	43,257	13,053,793
Interest and dividends	71,933	26,283,093
Tax reclaim	24,409	3,600,310
Miscellaneous	48,643	139,707
Daily variation margin on open financial futures contracts	29,904	14,553,103
Unrealized appreciation on open swap contracts	29,954	54,611,024
Unrealized appreciation on forward foreign exchange contracts	349,242	147,265,999
Prepaid expense	56,019	143,316
Total Assets	159,278,326	28,438,006,160
LIABILITIES:
Payables:
Investments purchased	34,566,774	176,338,160
Fund shares repurchased	13,327	9,647,294
Payable for closed swap contracts	—	2,761,327
Collateral for securities loaned (Note 2)	10,713,067	970,162,722
Investment advisory fee (Note 3)	58,762	20,349,884
Unrealized depreciation on forward foreign exchange contracts	793,137	323,080,321
Accrued expenses and other payables	104,609	5,492,153
Total Liabilities	46,249,676	1,507,831,861
NET ASSETS	$113,028,650	$26,930,174,299
NET ASSETS Consist of:
Par value	$2,390	$511,726
Paid in capital in excess of par value	218,886,426	15,100,755,651
Undistributed net investment income	526,656	263,404,052
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(114,761,973)	2,643,425,478
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	8,375,151	8,922,077,392
NET ASSETS	$113,028,650	$26,930,174,299
Class A	$38,995,328	$11,619,663,335
Class I	$74,033,322	$15,310,510,964
SHARES OUTSTANDING (Note 7)
Class A	829,328	223,648,970
Class I	1,560,213	288,077,240
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$47.02	$51.95
Class I	$47.45	$53.15

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007

	Julius Baer International Equity II	Julius Baer Total Return Bond
ASSETS:
Investments in securities, at market value including market value of securities on loan of $392,912,596 and $0 respectively (Cost $7,510,196,339 and $1,016,044,640 respectively)	$9,298,317,057	$1,026,281,891
Repurchase agreements (Cost $159,431,189 and $142,560,577)	159,431,189	142,560,577
Cash on deposit for broker (Note 2)	37,427,637	—
Foreign currency, at market value (Cost $664,216,507 and $783,566 respectively)	674,278,096	423,000
Receivables:
Investments sold	71,363,560	34,673,891
Fund shares sold	67,873,110	2,898,109
Interest and dividends	9,924,594	6,680,122
Tax reclaim	1,208,676	—
Miscellaneous	39,314	4,242
Daily variation margin on open financial futures contracts	5,243,404	—
Receivable for closed swap contracts	691,664	—
Receivable from advisor—net (Note 3)	—	90,207
Unrealized appreciation on forward foreign exchange contracts	61,431,663	14,624,103
Prepaid expense	51,719	5,300
Total Assets	10,387,281,683	1,228,241,442
LIABILITIES:
Payables:
Investments purchased	112,705,699	290,734,481
Fund shares repurchased	2,622,968	279,671
Collateral for securities loaned (Note 2)	410,296,503	—
Investment advisory fee (Note 3)	7,422,032	367,322
Unrealized depreciation on forward foreign exchange contracts	118,794,872	7,029,073
Accrued expenses and other payables	1,975,028	222,161
Total Liabilities	653,817,102	298,632,708
NET ASSETS	$9,733,464,581	$929,608,734
NET ASSETS Consist of:
Par value	$529,101	$69,216
Paid in capital in excess of par value	7,750,840,670	906,371,592
Undistributed net investment income	110,928,766	7,891,905
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, and foreign currency related transactions	109,412,896	(2,222,088)
Net unrealized appreciation on investments, forward foreign exchange contracts, and foreign currency related transactions	1,761,753,148	17,498,109
NET ASSETS	$9,733,464,581	$929,608,734
Class A	$1,980,188,324	$148,602,767
Class I	$7,753,276,257	$781,005,967
SHARES OUTSTANDING (Note 7)
Class A	108,161,190	11,079,640
Class I	420,939,804	58,135,891
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$18.31	$13.41
Class I	$18.42	$13.43

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007

	Julius Baer Global High Income	Julius Baer U.S. Microcap
ASSETS:
Investments in securities, at market value (Cost $248,201,528 and $6,987,854 respectively)	$251,763,760	$7,624,173
Foreign currency, at market value (Cost $5,325,300 and $0 respectively)	5,447,671	—
Receivables:
Investments sold	2,077,660	109,385
Fund shares sold	1,265,847	—
Interest and dividends	4,439,146	3,011
Miscellaneous	1,116	41
Receivable from advisor—net (Note 3)	—	4,983
Unrealized appreciation on forward foreign exchange contracts	451,515	—
Unrealized appreciation on open swap contracts	31,460	—
Prepaid expense	1,322	39
Total Assets	265,479,497	7,741,632
LIABILITIES:
Payables:
Investments purchased	17,029,777	248,781
Fund shares repurchased	255,817	—
Investment advisory fee (Note 3)	117,759	—
Unrealized depreciation on forward foreign exchange contracts	705,090	—
Unrealized depreciation on open swap contracts	149,332	—
Unfunded loan commitments (Note 2)	7,339	—
Accrued expenses and other payables	96,646	34,529
Total Liabilities	18,361,760	283,310
NET ASSETS	$247,117,737	$7,458,322
NET ASSETS Consist of:
Par value	$22,801	$588
Paid in capital in excess of par value	243,471,798	6,018,484
Undistributed net investment income (loss)	241,430	(33,916)
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	113	836,847
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, swap contracts and unfunded loan commitments	3,381,595	636,319
NET ASSETS	$247,117,737	$7,458,322
Class A	$94,348,348	$3,780,984
Class I	$152,769,389	$3,677,338
SHARES OUTSTANDING (Note 7)
Class A	8,538,365	298,547
Class I	14,262,839	289,263
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.05	$12.66
Class I	$10.71	$12.71

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007

	Julius Baer U.S. Smallcap	Julius Baer U.S. Midcap
ASSETS:
Investments in securities, at market value (Cost $6,949,406 and $6,523,663 respectively)	$7,868,012	$7,457,079
Receivables:
Investments sold	1,249,194	651,236
Fund shares sold	42,414	—
Interest and dividends	2,690	1,613
Miscellaneous	39	41
Receivable from advisor—net (Note 3)	5,409	6,455
Prepaid expense	64	41
Total Assets	9,167,822	8,116,465
LIABILITIES:
Payables:
Investments purchased	720,859	595,254
Accrued expenses and other payables	34,661	33,788
Total Liabilities	755,520	629,042
NET ASSETS	$8,412,302	$7,487,423
NET ASSETS Consist of:
Par value	$594	$587
Paid in capital in excess of par value	5,749,879	6,012,863
Accumulated net investment loss	(33,916)	(30,534)
Accumulated net realized gain on investments sold	1,777,139	571,091
Net unrealized appreciation on investments	918,606	933,416
NET ASSETS	$8,412,302	$7,487,423
Class A	$4,339,410	$3,645,760
Class I	$4,072,892	$3,841,663
SHARES OUTSTANDING (Note 7)
Class A	307,004	286,151
Class I	287,200	300,988
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$14.13	$12.74
Class I	$14.18	$12.76

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007

Julius Baer U.S. Multicap
ASSETS:
Investments in securities, at market value (Cost $6,763,024)	$7,625,433
Receivables:
Investments sold	628,484
Fund shares sold	1,000
Interest and dividends	4,589
Miscellaneous	42
Receivable from advisor—net (Note 3)	6,471
Prepaid expense	41
Total Assets	8,266,060
LIABILITIES:
Payables:
Investments purchased	665,356
Accrued expenses and other payables	33,207
Total Liabilities	698,563
NET ASSETS	$7,567,497
NET ASSETS Consist of:
Par value	$589
Paid in capital in excess of par value	6,058,682
Overdistributed net investment income	(19,438)
Accumulated net realized gain on investments sold	665,255
Net unrealized appreciation on investments	862,409
NET ASSETS	$7,567,497
Class A	$3,620,116
Class I	$3,947,381
SHARES OUTSTANDING (Note 7)
Class A	282,047
Class I	307,011
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$12.84
Class I	$12.86

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

	Julius Baer Global Equity	Julius Baer International Equity
INVESTMENT INCOME:
Interest†	$188,546	$29,233,438
Dividends, from unaffiliated issuers††	1,400,017	595,848,436
Dividends, from affiliated issuers†††	—	19,189,084
Total investment income	1,588,563	644,270,958
EXPENSES:
Investment advisory fee (Note 3)	647,059	204,020,950
Custody fees	34,816	17,661,106
Administration fees	257,129	4,027,931
Professional fees	30,300	1,184,231
Trustees' fees and expenses	5,463	692,876
Registration and filing fees	62,988	353,516
Shareholder reports	60,528	4,266,604
Insurance premium expense	76,763	233,871
Interest expense	5,009	—
Compliance expense	620	205,815
Miscellaneous fees	11,879	120,265
Total expenses common to all classes	1,192,554	232,767,165
Transfer agent fees
Class A	20,515	1,113,432
Class I	5,824	293,318
Distribution and shareholder servicing fees (Class A) (Note 4)	84,485	24,746,716
Total gross expenses	1,303,378	258,920,631
Custody offset arrangement (Note 3)	(14,844)	(12,363,639)
Expenses waived by investment advisor (Note 3)	(377,251)	—
Net expenses	911,283	246,556,992
NET INVESTMENT INCOME	677,280	397,713,966
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments††††	10,306,057	2,660,841,355
Investments from affiliates	—	(5,218,266)
Financial futures contracts	228,223	49,678,572
Interest rate swap contracts	29,954	(1,836,465)
Forward foreign exchange contracts	(48,026)	(5,909,917)
Foreign currency transactions	(244,315)	(57,607,490)
Net realized gain on investments	10,271,893	2,639,947,789
Net change in unrealized appreciation (depreciation) on:
Investments	5,145,295	3,821,963,635
Financial futures contracts	133,646	36,352,109
Interest rate swap contracts	—	661,693
Forward foreign exchange contracts	(409,111)	(134,117,826)
Foreign currency transactions	156	551,302
Net change in unrealized appreciation of investments	4,869,986	3,725,410,913
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,141,879	6,365,358,702
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,819,159	$6,763,072,668

  †  Interest income includes security lending income (net of rebate and agent fees) of $24,852 and $21,520,253 for the Global Equity Fund and International Equity Fund, respectively.

  ††  Net of foreign withholdings taxes of $85,414 and $46,532,732 for the Global Equity Fund and International Equity Fund, respectively.

  †††  Net of foreign withholding taxes of $2,971,498 for the International Equity Fund.

  ††††  Net of Thai capital gains taxes of $42 and $191,661 for the Global Equity Fund and International Equity Fund, respectively.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

	Julius Baer International Equity II	Julius Baer Total Return Bond
INVESTMENT INCOME:
Interest†	$15,099,137	$35,262,212
Dividends††	179,146,279	—
Total investment income	194,245,416	35,262,212
EXPENSES:
Investment advisory fee (Note 3)	53,422,713	3,144,621
Custody fees	2,585,512	208,230
Administration fees	2,463,999	111,909
Professional fees	273,271	55,738
Trustees' fees and expenses	190,010	20,986
Registration and filing fees	485,802	50,506
Shareholder reports	941,808	133,915
Insurance premium expense	40,271	5,413
Interest expense	—	10,139
Compliance expense	50,252	6,040
Miscellaneous fees	21,204	4,298
Total expenses common to all classes	60,474,842	3,751,795
Transfer agent fees
Class A	407,547	33,499
Class I	215,102	12,396
Distribution and shareholder servicing fees (Class A) (Note 4)	3,157,498	288,976
Total gross expenses	64,254,989	4,086,666
Custody offset arrangement (Note 3)	(1,073,479)	(24,464)
Recoupment of expenses previously assumed by Investment advisor (Note 3)	196,954	—
Expenses waived by investment advisor (Note 3)	—	(698,492)
Net expenses	63,378,464	3,363,710
NET INVESTMENT INCOME	130,866,952	31,898,502
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments†††	101,743,187	3,442,612
Financial futures contracts	24,498,880	(110)
Interest rate swap contracts	691,664	—
Forward foreign exchange contracts	(9,515,033)	450,068
Foreign currency transactions	(8,231,246)	2,305,828
Net realized gain on investments	109,187,452	6,198,398
Net change in unrealized appreciation (depreciation) on:
Investments	1,441,947,822	5,250,168
Financial futures contracts	18,714,680	—
Forward foreign exchange contracts	(46,223,225)	7,894,907
Foreign currency transactions	207,068	2,785
Net change in unrealized appreciation of investments	1,414,646,345	13,147,860
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,523,833,797	19,346,258
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,654,700,749	$51,244,760

  †  Interest income includes security lending income (net of rebate and agent fees) of $6,010,802 for the International Equity Fund II.

  ††  Net of withholding taxes of $13,794,448 for the International Equity Fund II.

  †††  Net of Thai capital gains tax of $54,672 for the International Equity Fund II.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

	Julius Baer Global High Income	Julius Baer U.S. Microcap
INVESTMENT INCOME:
Interest	$12,844,090	$8,206
Dividends†	253,145	55,209
Total investment income	13,097,235	63,415
EXPENSES:
Investment advisory fee (Note 3)	1,244,480	87,762
Custody fees	53,721	4,202
Administration fees	80,086	20,796
Professional fees	44,410	27,219
Trustees' fees and expenses	5,070	176
Registration and filing fees	56,196	33,774
Shareholder reports	26,838	—
Amortization of offering expenses	—	30,534
Insurance premium expense	1,059	19
Interest expense	10,139	—
Compliance expense	1,426	—
Miscellaneous fees	1,454	932
Total expenses common to all classes	1,524,879	205,414
Transfer agent fees
Class A	24,113	12,419
Class I	6,527	5,200
Distribution and shareholder servicing fees (Class A) (Note 4)	162,823	8,963
Total gross expenses	1,718,342	231,996
Custody offset arrangement (Note 3)	(9,253)	—
Expenses waived by investment advisor (Note 3)	(301,788)	(115,922)
Net expenses	1,407,301	116,074
NET INVESTMENT INCOME (LOSS)	11,689,934	(52,659)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	612,223	859,303
Interest rate swap contracts	17,080	—
Forward foreign exchange contracts	58,745	—
Foreign currency transactions	(1,661,155)	—
Net realized gain (loss) on investments	(973,107)	859,303
Net change in unrealized appreciation (depreciation) on:
Investments	1,832,768	2,200
Interest rate swap contracts	(198,322)	—
Forward foreign exchange contracts	(84,727)	—
Foreign currency transactions	90,003	—
Net change in unrealized appreciation of investments	1,639,722	2,200
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	666,615	861,503
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,356,549	$808,844

†  Net of withholding taxes of $51,460 for the Global High Income Fund.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

	Julius Baer U.S. Smallcap	Julius Baer U.S. Midcap
INVESTMENT INCOME:
Interest	$6,917	$5,968
Dividends	42,955	120,314
Total investment income	49,872	126,282
EXPENSES:
Investment advisory fee (Note 3)	71,635	56,068
Custody fees	4,149	4,194
Administration fees	19,087	15,536
Professional fees	27,231	27,243
Trustees' fees and expenses	190	190
Registration and filing fees	35,866	33,779
Amortization of offering expenses	30,534	27,983
Insurance premium expense	20	19
Compliance expense	1	3
Miscellaneous fees	929	918
Total expenses common to all classes	189,642	165,933
Transfer agent fees
Class A	12,420	12,419
Class I	5,199	5,203
Distribution and shareholder servicing fees (Class A) (Note 4)	10,469	8,663
Total gross expenses	217,730	192,218
Expenses waived by investment advisor (Note 3)	(114,682)	(108,233)
Net expenses	103,048	83,985
NET INVESTMENT INCOME (LOSS)	(53,176)	42,297
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain on:
Investments	1,800,207	579,568
Net realized gain on investments	1,800,207	579,568
Net change in unrealized appreciation on:
Investments	457,173	422,673
Net change in unrealized appreciation of investments	457,173	422,673
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,257,380	1,002,241
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,204,204	$1,044,538

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

Julius Baer U.S. Multicap
INVESTMENT INCOME:
Interest	$5,714
Dividends	130,726
Total investment income	136,440
EXPENSES:

Investment advisory fee (Note 3)	52,947
Custody fees	4,214
Administration fees	17,154
Professional fees	27,264
Trustees' fees and expenses	201
Registration and filing fees	33,767
Amortization of offering expenses	26,388
Insurance premium expense	20
Compliance expense	33
Miscellaneous fees	766
Total expenses common to all classes	162,754
Transfer agent fees
Class A	12,424
Class I	5,204
Distribution and shareholder servicing fees (Class A) (Note 4)	9,235
Total gross expenses	189,617
Expenses waived by investment advisor (Note 3)	(107,939)
Net expenses	81,678
NET INVESTMENT INCOME	54,762
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain on:
Investments	665,255
Net realized gain on investments	665,255
Net change in unrealized appreciation on:
Investments	333,356
Net change in unrealized appreciation of investments	333,356
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	998,611
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,053,373

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer Global Equity Fund Inc.

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$677,280	$438,419
Net realized gain on investments	10,271,893	7,905,567
Net change in unrealized appreciation of investments	4,869,986	1,564,073
Net increase in net assets resulting from operations	15,819,159	9,908,059
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class I	—	(989)
Total distributions to shareholders	—	(989)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	9,518,604	10,921,299
Class I	59,719,862	18,354,968
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class I	—	637
Cost of shares redeemed
Class A	(7,378,540)	(22,181,768)
Class I	(24,100,668)	(8,973,789)
Fees from redemptions	—	3,539
Net increase (decrease) from Fund share transactions	37,759,258	(1,875,114)
Net increase in net assets	53,578,417	8,031,956
NET ASSETS:
Beginning of year	59,450,233	51,418,277
End of period (including undistributed net investment income of $526,656 and ($60,212), respectively)	$113,028,650	$59,450,233

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer International Equity Fund

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$397,713,966	$235,638,205
Net realized gain on investments	2,639,947,789	1,735,683,740
Net change in unrealized appreciation of investments	3,725,410,913	2,825,657,653
Net increase in net assets resulting from operations	6,763,072,668	4,796,979,598
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(59,400,112)	—
Class I	(97,389,687)	—
Distributions from realized gain
Class A	(880,815,538)	(323,074,339)
Class I	(1,057,761,836)	(394,079,789)
Total distributions to shareholders	(2,095,367,173)	(717,154,128)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	1,611,747,637	1,516,430,147
Class I	2,352,325,275	1,762,515,023
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	885,050,416	303,135,073
Class I	1,012,198,966	352,634,605
Cost of shares redeemed
Class A	(1,990,356,059)	(1,596,363,910)
Class I	(1,778,609,637)	(1,487,008,935)
Fees from redemptions	—	558,198
Net increase from Fund share transactions	2,092,356,598	851,900,201
Net increase in net assets	6,760,062,093	4,931,725,671
NET ASSETS:
Beginning of year	20,170,112,206	15,238,386,535
End of year (including undistributed net investment income of $263,404,052 and $51,753,799, respectively)	$26,930,174,299	$20,170,112,206

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer International Equity Fund II

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$130,866,952	$25,470,795
Net realized gain (loss) on investments	109,187,452	(19,126,250)
Net change in unrealized appreciation of investments	1,414,646,345	341,136,403
Net increase in net assets resulting from operations	1,654,700,749	347,480,948
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(1,953,851)	—
Class I	(11,447,304)	—
Distributions from realized gain
Class A	(2,983,592)	—
Class I	(10,064,024)	—
Total distributions to shareholders	(26,448,771)	—
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	1,254,778,148	611,006,976
Class I	4,517,095,068	1,992,799,751
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	4,509,126	—
Class I	16,754,682	—
Cost of shares redeemed
Class A	(335,414,636)	(100,844,079)
Class I	(514,794,780)	(113,397,417)
Fees from redemptions	—	186,601
Net increase from Fund share transactions	4,942,927,608	2,389,751,832
Net increase in net assets	6,571,179,586	2,737,232,780
NET ASSETS:
Beginning of year	3,162,284,995	425,052,215
End of year (including undistributed net investment income of $110,928,766 and $10,991,811, respectively)	$9,733,464,581	$3,162,284,995

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer Total Return Bond Fund

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$31,898,502	$14,432,716
Net realized gain (loss) on investments	6,198,398	(1,532,288)
Net change in unrealized appreciation of investments	13,147,860	6,040,040
Net increase in net assets resulting from operations	51,244,760	18,940,468
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(4,751,855)	(4,633,879)
Class I	(26,752,826)	(13,426,375)
Distributions from realized gain
Class A	—	(517,211)
Class I	—	(1,194,669)
Total distributions to shareholders	(31,504,681)	(19,772,134)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	79,050,470	72,384,334
Class I	487,023,641	290,781,223
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	4,318,464	4,578,373
Class I	17,281,842	12,496,422
Cost of shares redeemed
Class A	(41,786,343)	(40,748,651)
Class I	(138,938,609)	(45,130,436)
Fees from redemptions	—	22,196
Net increase from Fund share transactions	406,949,465	294,383,461
Net increase in net assets	426,689,544	293,551,795
NET ASSETS:
Beginning of year	502,919,190	209,367,395
End of year (including undistributed net investment income of $7,891,905 and $1,172,581, respectively)	$929,608,734	$502,919,190

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer Global High Income Fund

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,689,934	$3,265,164
Net realized gain (loss) on investments	(973,107)	879,451
Net change in unrealized appreciation of investments	1,639,722	1,242,995
Net increase in net assets resulting from operations	12,356,549	5,387,610
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(4,072,440)	(3,603,396)
Class I	(6,532,304)	(1,282,103)
Distributions from realized gain
Class A	(420,733)	(2,359,814)
Class I	(457,444)	(499,032)
Return of capital
Class A	(448,526)
	Class I	(719,449)
Total distributions to shareholders	(12,650,896)	(7,744,345)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	79,811,932	33,421,918
Class I	133,818,463	31,257,017
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	4,232,194	5,028,917
Class I	3,403,772	1,537,266
Cost of shares redeemed
Class A	(35,767,124)	(26,442,289)
Class I	(19,116,348)	(5,182,090)
Fees from redemptions	—	13,225
Net increase from Fund share transactions	166,382,889	39,633,964
Net increase in net assets	166,088,542	37,277,229
NET ASSETS:
Beginning of year	81,029,195	43,751,966
End of year (including undistributed net investment income of $241,430 and $140,449, respectively)	$247,117,737	$81,029,195

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Microcap Fund

	For the Year Ended October 31, 2007	For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(52,659)	$(11,957)
Net realized gain on investments	859,303	8,004
Net change in unrealized appreciation of investments	2,200	634,119
Net increase in net assets resulting from operations	808,844	630,166
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	1,033,965	2,661,894
Class I	528,215	2,500,000
Cost of shares redeemed
Class A	(605,058)	(20,311)
Class I	(79,393)	—
Net increase from Fund share transactions	877,729	5,141,583
Net increase in net assets	1,686,573	5,771,749
NET ASSETS:
Beginning of period	5,771,749	—
End of period (including accumulated net investment loss of $(33,916) and $5,852, respectively)	$7,458,322	$5,771,749

  *  Commencement of operations.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Smallcap Fund

	For the Year Ended October 31, 2007	For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(53,176)	$(2,036)
Net realized gain on investments	1,800,207	93,131
Net change in unrealized appreciation of investments	457,173	461,433
Net increase in net assets resulting from operations	2,204,204	552,528
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class I	(1,456)	—
Distributions from realized gain
Class A	(47,337)	—
Class I	(46,110)	—
Total distributions to shareholders	(94,903)	—
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	5,152,744	2,535,318
Class I	421,237	2,500,000
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	47,337	—
Class I	47,144	—
Cost of shares redeemed
Class A	(4,914,765)	(3,063)
Class I	(35,479)	—
Net increase from Fund share transactions	718,218	5,032,255
Net increase in net assets	2,827,519	5,584,783
NET ASSETS:
Beginning of period	5,584,783	—
End of period (including accumulated net investment loss of $(33,916) and $4,396, respectively)	$8,412,302	$5,584,783

  *  Commencement of operations.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Midcap Fund

	For the Year Ended October 31, 2007	For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(loss)	$42,297	$(5,295)
Net realized gain on investments	579,568	24,072
Net change in unrealized appreciation of investments	422,673	510,743
Net increase in net assets resulting from operations	1,044,538	529,520
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(34,293)	—
Class I	(42,422)	—
Distributions from realized gain
Class A	(11,538)	—
Class I	(12,014)	—
Total distributions to shareholders	(100,267)	—
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	497,510	2,625,610
Class I	627,149	2,500,000
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	36,212	—
Class I	43,010	—
Cost of shares redeemed
Class A	(230,323)	(3,069)
Class I	(82,467)	—
Net increase from Fund share transactions	891,091	5,122,541
Net increase in net assets	1,835,362	5,652,061
NET ASSETS:
Beginning of period	5,652,061	—
End of period (including overdistributed net investment income of $(30,534) and $4,952, respectively)	$7,487,423	$5,652,061

  *  Commencement of operations.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Multicap Fund

	For the Year Ended October 31, 2007	For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$54,762	$1,721
Net realized gain on investments	665,255	23,143
Net change in unrealized appreciation of investments	333,356	529,053
Net increase in net assets resulting from operations	1,053,373	553,917
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(34,572)	—
Class I	(41,349)	—
Distributions from realized gain
Class A	(11,507)	—
Class I	(11,636)	—
Total distributions to shareholders	(99,064)	—
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	1,319,599	2,515,010
Class I	660,159	2,500,000
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	35,926	—
Class I	40,976	—
Cost of shares redeemed
Class A	(965,928)	(11,270)
Class I	(35,201)	—
Net increase from Fund share transactions	1,055,531	5,003,740
Net increase in net assets	2,009,840	5,557,657
NET ASSETS:
Beginning of period	5,557,657	—
End of period (including undistributed (overdistributed) net investment income of ($19,438) and $1,721, respectively)	$7,567,497	$5,557,657

  *  Commencement of operations.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global Equity Fund Inc.(8)

For a share outstanding throughout each period

	Class A
	Year Ended October 31,			April 01, 2004 through October 31,		Year Ended March 31,
	2007	2006	2005(7)	2004(7)		2004(7)	2003(7)
Net Asset Value, beginning of period	$38.23	$31.45	$26.90	$25.30		$24.10	$42.50
Income (loss) from investment operations:
Net investment income (loss) (2)	0.33	0.23	0.21	(0.30)		(0.80)	(0.60)
Net realized and unrealized gain (loss) on investments	8.46	6.55	4.36	1.90		2.00	(17.50)
Total income (loss) from investment operations	8.79	6.78	4.57	1.60		1.20	(18.10)
Less distributions:
From net investment income	—	—	(0.02)	—		—	(0.30)
Total Distributions	—	—	(0.02)	—		—	(0.30)
Net Asset Value, end of period	$47.02	$38.23	$31.45	$26.90		$25.30	$24.10
Market Value, end of period (8)	$—	$—	$—	$—		$23.600	$19.700
Total Return	23.02%	21.56%	17.00%	6.32	%(5)	19.80%	(49.75)%
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$38,995	$29,852	$34,608	$24,688		$36,930	$35,122
Ratio of net investment income to average net assets	0.78%	0.65%	0.71%	(1.80	)%(4)	(3.25)%	(2.21)%
Ratio of expenses to average net assets (1)	1.42%	1.42%	1.51%	2.37	%(4)(6)	3.31%	2.93%
Ratio of expenses to average net assets (1)(3)	1.40%	1.40%	1.50%	2.30	%(4)(6)	3.25%	2.82%
Portfolio turnover rate	185%	162%	118%	204	%(5)	605%	1024%

  (1)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expenses ratios would have been:

Ratio of expenses to average net assets (3)	1.97%	2.24%	2.98%	3.73%	3.50%	3.07%
Ratio of expenses to average net assets	1.99%	2.26%	2.99%	3.80%	3.56%	3.18%

  (2)  Based on average shares outstanding during the period.

  (3)  Ratio of expenses including the effect of the expense offset arrangement.

  (4)  Annualized

  (5)  Not Annualized

  (6)  The current expenses for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursement not starting until July 1, 2004.

  (7)  Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005

  (8)  On July 1, 2004 the Fund changed its name from The European Warrant Fund, Inc. and converted from a closed-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund's common stock while it was a closed-end fund.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global Equity Fund Inc.

For a share outstanding throughout each period

	Class I
	Year Ended October 31,		Period Ended October 31,
	2007	2006	2005(6)(7)
Net Asset Value, beginning of period	$38.48	$31.58	$30.80
Income from investment operations:
Net investment income (2)	0.46	0.38	0.23
Net realized and unrealized gain on investments	8.51	6.52	0.56
Total income from investment operations	8.97	6.90	0.79
Less distributions:
From net investment income	—	— (8)	(0.01)
Total Distributions	—	—	(0.01)
Net Asset Value, end of period	$47.45	$38.48	$31.58
Total Return	23.31%	21.89%	2.56	%(5)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$74,033	$29,598	$16,810
Ratio of net investment income to average net assets	1.08%	1.06%	1.15	%(4)
Ratio of expenses to average net assets (1)	1.17%	1.17%	1.17	%(4)
Ratio of expenses to average net assets (1)(3)	1.15%	1.15%	1.15	%(4)
Portfolio turnover rate	185%	162%	118	%(5)

  (1)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expenses ratios would have been:

Ratio of expenses to average net assets (3)	1.63%	1.86%	2.49%
Ratio of expenses to average net assets	1.65%	1.88%	2.51%

  (2)  Based on average shares outstanding during the period.

  (3)  Ratio of expenses including the effect of the expense offset arrangement.

  (4)  Annualized.

  (5)  Not Annualized.

  (6)  Class I commenced operations on March 14, 2005.

  (7)  Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

  (8)  Rounds to less than $0.01.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of year	$43.09	$34.29	$28.99	$24.45	$19.60
Income from investment operations:
Net investment income (2)	0.71	0.50	0.35	0.16	0.24
Net realized and unrealized gain on investments	12.60	9.87	5.98	4.71	4.93
Total income from investment operations	13.31	10.37	6.33	4.87	5.17
Less distributions:
From net investment income	(0.28)	—	(0.45)	(0.33)	(0.32)
From net realized gains on investments	(4.17)	(1.57)	(0.58)	—	—
Total Distributions	(4.45)	(1.57)	(1.03)	(0.33)	(0.32)
Net Asset Value, end of year	$51.95	$43.09	$34.29	$28.99	$24.45
Total Return	33.33%	31.20%	22.19%	20.05%	26.78%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$11,619,663	$9,092,359	$7,018,030	$3,721,409	$1,705,074
Ratio of net investment income to average net assets	1.54%	1.28%	1.09%	0.58%	0.83%
Ratio of expenses to average net assets (1)	1.24%	1.24%	1.32%	1.35%	1.37%
Ratio of expenses to average net assets	1.19%	1.19%	1.31%	1.32%	1.31%
Portfolio turnover rate	51%	62%	57%	100%	114%

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of year	$43.97	$34.96	$29.47	$24.79	$19.79
Income from investment operations:
Net investment income (2)	0.85	0.52	0.44	0.23	0.28
Net realized and unrealized gain on investments	12.88	10.15	6.09	4.79	5.05
Total income from investment operations	13.73	10.67	6.53	5.02	5.33
Less distributions:
From net investment income	(0.38)	—	(0.46)	(0.34)	(0.33)
From net realized gains on investments	(4.17)	(1.66)	(0.58)	—	—
Total Distributions	(4.55)	(1.66)	(1.04)	(0.34)	(0.33)
Net Asset Value, end of year	$53.15	$43.97	$34.96	$29.47	$24.79
Total Return	33.65%	31.53%	22.52%	20.39%	27.39%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$15,310,511	$11,077,753	$8,220,356	$3,844,713	$1,114,010
Ratio of net investment income to average net assets	1.81%	1.29%	1.33%	0.87%	1.16%
Ratio of expenses to average net assets (1)	0.99%	0.99%	1.05%	1.08%	1.08%
Ratio of expenses to average net assets	0.94%	0.94%	1.04%	1.05%	1.02%
Portfolio turnover rate	51%	62%	57%	100%	114%

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund II

For a share outstanding throughout each period

	Class A
	Year Ended October 31,		Period Ended October 31,
	2007	2006	2005(5)
Net Asset Value, beginning of period	$14.07	$10.94	$10.00
Income from investment operations:
Net investment income (loss) (7)	0.31	0.16	(0.01)
Net realized and unrealized gain on investments	4.01	2.97	0.95
Total income from investment operations	4.32	3.13	0.94
Less distributions:
From net investment income	(0.03)	—	—
From net realized gains on investments	(0.05)	—	—
Total Distributions	(0.08)	—	—
Net Asset Value, end of period	$18.31	$14.07	$10.94
Total Return	30.89%	28.73%	9.30	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$1,980,188	$722,531	$127,435
Ratio of net investment income to average net assets	1.93%	1.25%	(0.11	)%(3)
Ratio of expenses to average net assets (1)(4)(6)	1.31%	1.33%	1.36	%(3)
Ratio of expenses to average net assets	1.29%	1.32%	1.35	%(3)
Portfolio turnover rate	64%	61%	38	%(2)

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.28%, 1.32% and 2.06% for the periods ended October 31, 2007, October 31, 2006 and October 31, 2005.

  (5)  Commenced operations on May 4, 2005.

  (6)  On March 1, 2006, the expense cap changed from 1.35% to 1.32%.

  (7)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund II

For a share outstanding throughout each period

	Class I
	Year Ended October 31,		Period Ended October 31,
	2007	2006	2005(5)
Net Asset Value, beginning of period	$14.14	$10.96	$10.00
Income from investment operations:
Net investment income (7)	0.37	0.20	—
Net realized and unrealized gain on investments	4.02	2.98	0.96
Total income from investment operations	4.39	3.18	0.96
Less distributions:
From net investment income	(0.06)	—	—
From net realized gains on investments	(0.05)	—	—
Total Distributions	(0.11)	—	—
Net Asset Value, end of period	$18.42	$14.14	$10.96
Total Return	31.15%	29.11%	9.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$7,753,276	$2,439,754	$297,617
Ratio of net investment income to average net assets	2.28%	1.54%	(0.01	)%(3)
Ratio of expenses to average net assets (1)(4)(6)	1.03%	1.06%	1.09	%(3)
Ratio of expenses to average net assets	1.01%	1.05%	1.08	%(3)
Portfolio turnover rate	64%	61%	38	%(2)

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 1.01%, 1.05%, and 1.60% for the periods ended October 31, 2007, October 31, 2006 and October 31, 2005.

  (5)  Commenced operations on May 4, 2005.

  (6)  On March 1, 2006, the expense cap changed from 1.08% to 1.05%.

  (7)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Total Return Bond Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2007		2006		2005		2004	2003
Net Asset Value, beginning of year	$13.08		$13.33		$13.37		$13.34	$12.55
Income from investment operations:
Net investment income (3)	0.57		0.56		0.42		0.37	0.30
Net realized and unrealized gain on investments	0.29		0.07		0.10		0.35	0.92
Total income from investment operations	0.86		0.63		0.52		0.72	1.22
Less distributions:
From net investment income	(0.53)		(0.77)		(0.46)		(0.46)	(0.32)
From net realized gains on investments	—		(0.11)		(0.10)		(0.23)	(0.11)
Total Distributions	(0.53)		(0.88)		(0.56)		(0.69)	(0.43)
Net Asset Value, end of year	$13.41		$13.08		$13.33		$13.37	$13.34
Total Return	6.75%		4.98%		3.93%		5.50%	9.83%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$148,603		$103,732		$68,223		$58,823	$63,449
Ratio of net investment income to average net assets	4.34%		4.32%		3.11%		2.79%	2.24%
Ratio of expenses to average net assets (1)	0.69%		0.69%		0.78%		1.17%	1.16%
Ratio of expenses to average net assets	0.69	%(2)	0.69	%(2)	0.77	%(2)	1.17%	1.16%
Portfolio turnover rate	433	%(4)	411%		202%		69%	160%

  (1)  Expense ratio without taking into consideration any reductions related to custody offset arrangement.

  (2)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.81%, 0.83%, and 0.93% for the periods ended October 31, 2007, 2006, and 2005, respectively.

  (3)  Based on average shares outstanding during the period.

  (4)  The portfolio turnover rate not including TBA transactions was 238%, 220%, 174%, 67% and 155% for the years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Total Return Bond Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2007		2006		2005		2004	2003
Net Asset Value, beginning of year	$13.12		$13.38		$13.41		$13.37	$12.56
Income from investment operations:
Net investment income (3)	0.61		0.60		0.47		0.41	0.37
Net realized and unrealized gain on investments	0.29		0.07		0.08		0.34	0.89
Total income from investment operations	0.90		0.67		0.55		0.75	1.26
Less distributions:
From net investment income	(0.59)		(0.82)		(0.48)		(0.48)	(0.34)
From net realized gains on investments	—		(0.11)		(0.10)		(0.23)	(0.11)
Total Distributions	(0.59)		(0.93)		(0.58)		(0.71)	(0.45)
Net Asset Value, end of year	$13.43		$13.12		$13.38		$13.41	$13.37
Total Return	7.13%		5.25%		4.10%		5.82%	10.19%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$781,006		$399,187		$141,145		$31,862	$14,188
Ratio of net investment income to average net assets	4.61%		4.64%		3.50%		3.08%	2.50%
Ratio of expenses to average net assets (1)	0.44%		0.44%		0.47%		0.88%	0.90%
Ratio of expenses to average net assets	0.44	%(2)	0.44	%(2)	0.47	%(2)	0.88%	0.89%
Portfolio turnover rate	433	%(4)	411%		202%		69%	160%

  (1)  Expense ratio without taking into consideration any reductions related to custody offset arrangement.

  (2)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.54%, 0.56%, and 0.65% for periods ended October 31, 2007, 2006, and 2005, respectively.

  (3)  Based on average shares outstanding during the period.

  (4)  The portfolio turnover rate not including TBA transactions was 238%, 220%, 174%, 67% and 155% for the years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global High Income Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31,							Period Ended October 31,
	2007		2006		2005		2004	2003(1)
Net Asset Value, beginning of period	$10.99		$11.93		$12.07		$11.43	$10.00
Income from investment operations:
Net investment income (2)	0.76		0.68		0.73		0.70	0.64
Net realized and unrealized gain (loss) on investments	0.15		0.43		(0.01)		0.72	1.37
Total income from investment operations	0.91		1.11		0.72		1.42	2.01
Less distributions:
From net investment income	(0.68)		(1.17)		(0.71)		(0.71)	(0.58)
From net realized gains on investments	(0.10)		(0.88)		(0.15)		(0.07)	—
	Return of capital		(0.07)
Total Distributions	(0.85)		(2.05)		(0.86)		(0.78)	(0.58)
Net Asset Value, end of period	$11.05		$10.99		$11.93		$12.07	$11.43
Total Return	8.58%		10.49%		6.15%		12.87%	20.57	%(6)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$94,348		$45,930		$36,166		$45,164	$28,195
Ratio of net investment income to average net assets	6.89%		6.16%		6.01%		5.97%	6.71	%(3)
Ratio of expenses to average net assets (4)(7)	1.01%		1.10%		1.28%		1.24%	1.26	%(3)
Ratio of expenses to average net assets (7)	1.00	%(5)	1.08	%(5)	1.25	%(5)	1.25%	1.25	%(3)(5)
Portfolio turnover rate	63%		96%		99%		93%	83	%(6)

  (1)  Class A shares commenced operations on December 17, 2002.

  (2)  Based on average shares outstanding during the period.

  (3)  Annualized.

  (4)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expense previously assumed by the Fund's investment advisor.

  (5)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.20%, 1.35%, 1.30% and 1.95% for the periods ended October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2003.

  (6)  Not annualized.

  (7)  On March 1, 2006, the expense cap changed from 1.25% to 1.00%.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global High Income Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31,							Period Ended October 31,
	2007		2006		2005		2004	2003(1)
Net Asset Value, beginning of period	$10.66		$11.61		$12.01		$11.36	$10.00
Income from investment operations:
Net investment income (2)	0.77		0.70		0.78		0.73	0.57
Net realized and unrealized gain (loss) on investments	0.14		0.40		(0.05)		0.72	1.35
Total income from investment operations	0.91		1.10		0.73		1.45	1.92
Less distributions:
From net investment income	(0.68)		(1.17)		(0.98)		(0.73)	(0.56)
From net realized gains on investments	(0.10)		(0.88)		(0.15)		(0.07)	—
Return of capital	(0.08)
Total Distributions	(0.86)		(2.05)		(1.13)		(0.80)	(0.56)
Net Asset Value, end of period	$10.71		$10.66		$11.61		$12.01	$11.36
Total Return	8.82%		10.76%		6.37%		13.28%	19.66	%(6)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$152,769		$35,100		$7,586		$45,636	$20,839
Ratio of net investment income to average net assets	7.15%		6.61%		6.47%		6.24%	6.91	%(3)
Ratio of expenses to average net assets (4)(7)	0.76%		0.81%		1.03%		0.97%	1.02	%(3)
Ratio of expenses to average net assets (7)	0.75	%(5)	0.79	%(5)	1.00	%(5)	1.00%	1.00	%(3)(5)
Portfolio turnover rate	63%		96%		99%		93%	83	%(6)

  (1)  Class I shares commenced operations on January 30, 2003.

  (2)  Based on average shares outstanding during the period.

  (3)  Annualized.

  (4)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expense previously assumed by the Fund's investment advisor.

  (5)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expense ratios would have been 0.92%, 1.08%, 1.04% and 1.41% for the periods October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2003.

  (6)  Not annualized.

  (7)  On March 1, 2006, the expense cap changed from 1.00% to 0.75%.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Microcap Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.26	$10.00
Income from investment operations:
Net investment loss (5)	(0.11)	(0.03)
Net realized and unrealized gain on investments	1.51	1.29
Total income from investment operations	1.40	1.26
Net Asset Value, end of period	$12.66	$11.26
Total Return	12.43%	12.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$3,781	$2,955
Ratio of net investment income to average net assets	(0.90)%	(0.99	)%(3)
Ratio of expenses to average net assets (4)	1.80%	1.80	%(3)
Portfolio turnover rate	172%	19	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.52% for the period ended October 31, 2007 and 4.52% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Microcap Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.27	$10.00
Income from investment operations:
Net investment loss (5)	(0.07)	(0.02)
Net realized and unrealized gain on investments	1.51	1.29
Total income from investment operations	1.44	1.27
Net Asset Value, end of period	$12.71	$11.27
Total Return	12.88%	12.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$3,677	$2,816
Ratio of net investment income to average net assets	(0.60)%	(0.69	)%(3)
Ratio of expenses to average net assets (4)	1.50%	1.50	%(3)
Portfolio turnover rate	172%	19	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.08% for the period ended October 31, 2007 and 4.03% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Smallcap Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.10	$10.00
Income from investment operations:
Net investment loss (5)	(0.10)	(0.01)
Net realized and unrealized gain on investments	3.31	1.11
Total income from investment operations	3.21	1.10
Less distributions:
From net realized gains on investments	(0.18)	—
Total Distributions	(0.18)	—
Net Asset Value, end of period	$14.13	$11.10
Total Return	29.44%	11.00	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$4,339	$2,807
Ratio of net investment income to average net assets	(0.85)%	(0.29	)%(3)
Ratio of expenses to average net assets (4)	1.50%	1.50	%(3)
Portfolio turnover rate	238%	13	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 2.97% and 4.22% for the periods ending October 31, 2007 and October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Smallcap Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.11	$10.00
Income from investment operations:
Net investment loss (5)	(0.06)	—
Net realized and unrealized gain on investments	3.32	1.11
Total income from investment operations	3.26	1.11
Less distributions:
From net investment income	(0.01)	—
From net realized gains on investments	(0.18)	—
Total Distributions	(0.19)	—
Net Asset Value, end of period	$14.18	$11.11
Total Return	29.75%	11.10	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$4,073	$2,777
Ratio of net investment income to average net assets	(0.52)%	0.01	%(3)
Ratio of expenses to average net assets (4)	1.20%	1.20	%(3)
Portfolio turnover rate	238%	13	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 2.79% and 3.68% for the periods ending October 31, 2007 and October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Midcap Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.05	$10.00
Income from investment operations:
Net investment income (5)	0.05	0.01
Net realized and unrealized gain on investments	1.81	1.04
Total income from investment operations	1.86	1.05
Less distributions:
From net investment income	(0.13)	—
From net realized gains on investments	(0.04)	—
Total Distributions	(0.17)	—
Net Asset Value, end of period	$12.74	$11.05
Total Return	17.16%	10.50	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$3,646	$2,887
Ratio of net investment income to average net assets	0.43%	0.52	%(3)
Ratio of expenses to average net assets (4)	1.35%	1.35	%(3)
Portfolio turnover rate	155%	11	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 2.98% and 3.94% for the periods ended October 31, 2007 and October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Midcap Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.06	$10.00
Income from investment operations:
Net investment income (5)	0.09	0.01
Net realized and unrealized gain on investments	1.80	1.05
Total income from investment operations	1.89	1.06
Less distributions:
From net investment income	(0.15)	—
From net realized gains on investments	(0.04)	—
Total Distributions	(0.19)	—
Net Asset Value, end of period	$12.76	$11.06
Total Return	17.47%	10.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$3,842	$2,765
Ratio of net investment income to average net assets	0.77%	0.22	%(3)
Ratio of expenses to average net assets (4)	1.05%	1.05	%(3)
Portfolio turnover rate	155%	11	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 2.51% and 3.46% for the periods ended October 31, 2007 and October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Multicap Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.10	$10.00
Income from investment operations:
Net investment income (6)	0.07	—	(5)
Net realized and unrealized gain on investments	1.85	1.10
Total income from investment operations	1.92	1.10
Less distributions:
From net investment income	(0.13)	—
From net realized gains on investments	(0.05)	—
Total Distributions	(0.18)	—
Net Asset Value, end of period	$12.84	$11.10
Total Return	17.47%	11.00	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$3,620	$2,780
Ratio of net investment income to average net assets	0.58%	(0.03	)%(3)
Ratio of expenses to average net assets (4)	1.30%	1.30	%(3)
Portfolio turnover rate	152%	15	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not Annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action been taken, the operating expenses ratio would have been 2.93% and 3.87% for the periods ended October 31, 2007 and October 31, 2006.

  (5)  Amount was less than $0.01 per share.

  (6)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Multicap Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$11.11	$10.00
Income from investment operations:
Net investment income (5)	0.12	0.01
Net realized and unrealized gain on investments	1.84	1.10
Total income from investment operations	1.96	1.11
Less distributions:
From net investment income	(0.16)	—
From net realized gains on investments	(0.05)	—
Total Distributions	(0.21)	—
Net Asset Value, end of period	$12.86	$11.11
Total Return	17.79%	11.10	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$3,947	$2,778
Ratio of net investment income to average net assets	0.99%	0.27	%(3)
Ratio of expenses to average net assets (4)	1.00%	1.00	%(3)
Portfolio turnover rate	152%	15	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not Annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expenses ratio would have been 2.42% and 3.33% for the periods ended October 31, 2007 and October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS

1.  Organization

The Julius Baer Funds consist of the Julius Baer Global Equity Fund Inc. ("Global Equity Fund") and the Julius Baer Investment Funds (the "Trust"). As of October 31, 2007, the Julius Baer Funds comprised nine funds (each a "Fund" and together, the "Funds").

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a closed-end, non-diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment advisor (an affiliate of the closed-end Fund's advisor). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund's common stock while it was a closed-end fund.

The Trust is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2007, the Trust offered eight investment funds: Julius Baer International Equity Fund (the "International Equity Fund"), Julius Baer International Equity Fund II (the "International Equity Fund II"), Julius Baer Total Return Bond Fund (the "Total Return Bond Fund"), Julius Baer Global High Income Fund (the "Global High Income Fund"), Julius Baer U.S. Microcap Fund (the "U.S. Microcap Fund"), Julius Baer U.S. Smallcap Fund (the "U.S. Smallcap Fund"), Julius Baer U.S. Midcap Fund (the "U.S. Midcap Fund") and Julius Baer U.S. Multicap Fund (the "U.S. Multicap Fund"). On July 24, 2006 Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund and the Julius Baer U.S. Multicap Fund commenced operations.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. In addition, existing shareholders may continue to invest.

As of October 31, 2007, each Fund offered two share classes, Class A and Class I. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds' Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Commencing November 1, 2007, some of the Funds will offer Retirement and Consultant Share Classes. (See Subsequent Events in Note 13).

Each Fund has distinct investment objectives. The following are the objectives for the Funds that are covered in this report:

Fund Name	Investment Objective
Global Equity Fund	Seeks to maximize total return, primarily through capital appreciation.

International Equity Fund	Seeks long term growth of capital.

International Equity Fund II	Seeks long term growth of capital.

Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

U.S. Microcap Fund	Seeks to achieve long term growth of capital.

U.S. Smallcap Fund	Seeks to achieve long term growth of capital.

U.S. Midcap Fund	Seeks to achieve long term growth of capital.

U.S. Multicap Fund	Seeks to achieve long term growth of capital.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund's investments are valued at market. Equity securities, which are traded primarily on a U.S. or foreign stock exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when a significant event subsequent to the closing of a foreign exchange is likely to have changed such value, including substantial changes in the values of U.S. markets subsequent to the close of a foreign market. In these circumstances, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Global Equity Fund's Board of Directors, the Trust's Board of Trustees (each a "Board" and collectively, the "Boards") or their respective delegates. Debt securities, including bank loans (other than government securities and short-term obligations) are valued by independent pricing services approved by the Board of each respective Fund. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost. Any securities for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotations, are valued in accordance with fair value pricing approved by the respective Board. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

The Boards have identified certain circumstances in which the use of a fair value pricing method is necessary. In such circumstances, the Boards have also approved

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

an independent fair value service for foreign equities, which may provide the fair value price. For options, swaps, and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Funds' Pricing Committees may determine a fair value price, subject to the approval of the respective Board, based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services in similar securities or in similar markets.

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund's available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund's holding period is determinable. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds' investment advisor reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The funds primarily engage in repurchase agreements with their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and sale trade date is included in realized gains and losses on security transactions.

d) Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of its investment strategy, a Fund may enter into forward foreign currency contracts to manage a Fund's portfolio holdings against currency risks. A Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the advisor. With respect to a Fund's obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will earmark liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards ("NDF"). NDFs are cash-settled, short-term forward contracts that trade thinly or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to one year, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or to hedge exposure to foreign currencies that are not internationally traded.

e) Financial Futures Contracts: In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of future contracts, and the possibility of an illiquid market. To the extent fluctuations in value are not settled with the counterparty on a daily basis, the Fund is also subject to the credit risk of the counterparty. Cash collateral for futures contracts outstanding may be held by the broker on certain contracts. These amounts are listed on the Statement of Assets and Liabilities as Cash on deposit for broker.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds generally agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by a fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts (see Note 11 for outstanding futures contracts at October 31, 2007).

The Funds may also enter into swap contracts that function similar to futures contracts (synthetic futures) to gain exposure to or protect against changes in security values. Generally these contracts are counterparty agreements, do not require daily variation margin payments, and, as such, the Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The accounting treatment of such contracts is similar to that described above for standard futures contracts. The Funds disclose synthetic futures with other futures contracts.

f) Options: The Funds may write options to generate current income and to manage investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by that Fund

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, that Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which that Fund purchased upon exercise. The Funds will write only covered options. There were no written options at year ended, October 31, 2007.

The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 2% of its assets to purchase both put and call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and a Fund will realize a loss. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. There were no purchased options for the year ended October 31, 2007.

All the funds except the Total Return Bond Fund may purchase and sell call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. When a Fund

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

g) Swaps: The Funds may enter into interest rate, currency, index, total return and credit default swaps. These Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one counterparty to be "long" a third-party credit risk, and the other counterparty to be "short" the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the investment advisor believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

least A by Standard & Poor's (S&P) or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the investment advisor. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Asset and Liabilities. Such risk involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement.

The International Equity Fund and Global High Income Fund engaged in swap transactions during the year ending October 31, 2007.

The International Equity Fund has entered into the following swap agreements:

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread of 0.37% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as unrealized appreciation of $14,567,706 at October 31, 2007.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread of 0.32% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as unrealized appreciation of $13,254,831 at October 31, 2007.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread of 0.37% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as unrealized appreciation of $13,993,779 at October 31, 2007.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread of 0.32% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as unrealized appreciation of $12,680,617 at October 31, 2007.

A Total Return Swap Agreement with ING Bank N.V. whereby this fund will receive the notional amount multiplied by the return on SC Impact Bucuresti, variable rate 0.10%, 6 month Euribor + 6.5%, due 01/31/2009. In exchange, this Fund will pay the net coupon amounts on the notional amount converted into euro at a specified foreign exchange rate. The value of the contract, which expires on February 1, 2009 is recorded as unrealized appreciation of $114,091 at October 31, 2007.

The Global High Income Fund has entered into the following swap agreements:

A Credit Default Swap Agreement with Credit Suisse International whereby this Fund will receive the notional $1,660,000 amount multiplied by 0.50% per year. In exchange this Fund will pay the notional amount upon a default of Allied Waste North America, Inc., 7.375% due April 15, 2014. The value of the contract, which expires June 20, 2012 is unrealized depreciation for open swap contracts of $65,442 at October 31, 2007.

A Credit Default Swap Agreement with JPMorgan Chase Bank, N.A. whereby this Fund will receive the notional $1,000,000 amount multiplied by 0.50% per year. In exchange this Fund will pay the notional amount upon a default of Allied Waste North America, Inc., 7.375% due April 15, 2014. The value of the contract, which expires June 20, 2012 is unrealized depreciation for open swap contracts of $38,268 at October 31, 2007.

A Credit Default Swap Agreement with Merrill Lynch whereby this Fund will receive the notional amount of $600,000 multiplied by 0.50% per year. In exchange this Fund will pay the notional amount upon a default of Grohe Holding, 8.625% due October 1, 2014. The value of the contract, which expires December 20, 2011 is unrealized appreciation for open swap contracts of $5,586 at October 31, 2007.

A Credit Default Swap Agreement with JPMorgan Chase Bank, N.A. whereby this Fund will receive the notional amount of $2,000,000 multiplied by 0.50% per year.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

In exchange this Fund will pay the notional amount upon a default of K. Hovnanian Enterprises, Inc., 6.500% due January 15, 2014. The value of the contract, which expires September 20, 2012 is unrealized depreciation for open swap contracts of $19,748 at October 31, 2007.

h) Securities Lending: The Global Equity Fund, the International Equity Fund, the International Equity Fund II, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund have established securities lending agreements with State Street Bank and Trust Company under which the Funds lend portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to 100% of the market value of the securities on loan. These Funds may loan securities to brokers, dealers, and financial institutions determined by the Julius Baer Investment Management LLC ("JBIM" or "Advisor") to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in the State Street Navigator Securities Lending Prime Portfolio and receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

In the State Street Navigator Securities Lending Prime Portfolio, the security lending income net of the loan rebate fee for the Global Equity Fund, the International Equity Fund and the International Equity Fund II amounted to $24,852, $21,520,253, and $6,010,802, respectively, for the year ended October 31, 2007 and is included in interest income in the statement of operations. The U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund did not participate in securities lending during the year ended October 31, 2007.

As of October 31, 2007, the value of the securities loaned and the value of the collateral amounted to approximately the following amounts:

	Market Value of Securities Loaned	Value of Collateral
Global Equity Fund	$10,408,426	$10,713,067
International Equity Fund	926,438,950	970,162,722
International Equity Fund II	392,912,596	410,296,502

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

i) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income is recorded in the statement of operations on the ex-dividend date or when the Fund becomes aware of dividend distribution. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

j) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Total Return Bond Fund and the Global High Income Fund declare and pay monthly dividends. The International Equity Fund, the International Equity Fund II, the Global Equity Fund, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

k) Federal income taxes: The Global Equity Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

l) Bank Loans: The Global High Income Fund may invest in Bank Loans. Bank Loans include institutionally traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect this Fund's NAV.

The Global High Income Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. There was one unfunded commitment which amounted to $144,966 and had a market value of $7,339 at October 31, 2007.

3.  Investment Advisory Fee and Other Transactions

JBIM serves as the Funds' investment advisor. The Global Equity Fund pays JBIM a fee at an annual rate of 0.90% of average daily net assets. The International Equity Fund pays JBIM a fee at an annual rate of 0.90% of the first $7.5 billion of average daily net assets, 0.88% of the next $2.5 billion of average daily net assets and 0.85% of average daily net assets over $10 billion. The International Equity II Fund paid JBIM a fee at an annual rate of 0.90% of the average daily net assets for the period November 1, 2006 through August 31, 2007. Effective September 1, 2007, the International Equity II Fund pays JBIM a fee at an annual rate of 0.90% of the first $7.5 billion of average daily net assets, 0.88% of the next $2.5 billion of average daily net assets and 0.85% of average daily net assets over $10 billion. The Total Return Bond Fund and the Global High Income Fund pay JBIM a fee at an annual rate of 0.45% and 0.75% of average daily net assets, respectively. The U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund pay JBIM a fee at an annual rate of 1.25%, 0.95%, 0.80% and 0.75% of average daily net assets, respectively.

The Advisor has contractually agreed to reimburse certain expenses of the Funds listed in the table below, through February 28, 2008, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited (the "Expense Limit") as specified in the table below. Any Fund with a reimbursement plan has agreed to allow the Advisor to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund's annual operating expenses to exceed the Expense Limit. Any such recoupment must be made within three years after the year in which the Advisor incurred the expense. The table below specifies the reimbursement made to each Fund by the Advisor for the year ended October 31, 2007 and the Advisor's potential recoupment as of October 31, 2007.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Expense Limitations		Reimbursement made by Advisor Beginning	Expenses Waived- Current	Expenses Recouped or Expired- Current	Total Expenses Eligible for Recoupment- October 31,
Fund	Class A	Class I	of Year	Year	Year	2007
Global Equity Fund	1.40%	1.15%	$1,259,126	$377,251	$(253,584)	$1,382,793
International Equity Fund II*	1.32%	1.05%	196,954	—	(196,954)	—
Total Return Bond Fund	0.69%	0.44%	678,849	698,492	—	1,377,341
Global High Income Fund	1.00%	0.75%	171,885	301,788	—	473,673
U.S. Microcap Fund	1.80%	1.50%	37,233	115,922	—	153,155
U.S. Smallcap Fund	1.50%	1.20%	37,032	114,682	—	151,714
U.S. Midcap Fund	1.35%	1.05%	35,848	108,233	—	144,081
U.S. Multicap Fund	1.30%	1.00%	35,018	107,939	—	142,957

*  The Expense Limitations for Class A and Class I of International Equity Fund II expired as of Feburary 28, 2007.

The expenses eligible for recoupment at October 31, 2007 are set to expire as follows:

Fund	Amount	Expires October 31,
Global Equity Fund	$582,696	2008
	422,846	2009
	377,251	2010
Total Return Bond Fund	$292,108	2008
	386,741	2009
	698,492	2010
Global High Income Fund	$28,038	2008
	143,847	2009
	301,788	2010
U.S. Microcap Fund	$37,233	2009
	115,922	2010
U.S. Smallcap Fund	$37,032	2009
	114,682	2010
U.S. Midcap Fund	$35,848	2009
	108,233	2010
U.S. Multicap Fund	$35,018	2009
	107,939	2010

The Funds entered into expense offset arrangements as part of their custody agreement with State Street Bank and Trust Company (the "Bank"). Under this agreement, the custody fees for the Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund and the Global High Income Fund were reduced by $14,844, $12,363,639, $1,073,479, $24,464, and $9,253 respectively, for the year ended October 31, 2007. These amounts may vary significantly over time,

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

based on the Advisor's decisions and current interest rates from market to market regarding cash positions held in the Funds.

4.  Distribution and Shareholder Servicing Plan

The Funds have adopted certain Distribution and Shareholder Services Plans (collectively the "Plans"), pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund's Class A may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Advisor may pay additional marketing and other distribution costs out of its profits.

Quasar Distributors, LLC ("Quasar" or "Distributor") is the Distributor of the Funds' shares.

Under their terms, the Funds' Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Directors/Trustees and a majority of those Directors/Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

On August 1, 2005, the International Equity Fund closed to new shareholders (at the account level). As a result, all of the 12b-1 payments made by the Fund are only to compensate certain financial institutions for shareholder servicing, administration and accounting and not for additional distributions. As a result, 12b-1 expenses incurred by the Fund may be lower than the 0.25% defined in the Plan.

5.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and paydowns, during the year ended October 31, 2007 were as follows:

	Cost of Purchases	Proceeds from Sales
Global Equity Fund	$157,635,575	$123,561,850
International Equity Fund	11,426,968,460	11,967,546,540
International Equity Fund II	7,890,950,200	3,589,276,310
Total Return Bond Fund	3,903,668,844	3,517,133,273
Global High Income Fund	186,843,506	80,420,973
U.S. Microcap Fund	12,260,139	11,620,214
U.S. Smallcap Fund	17,130,998	17,193,770
U.S. Midcap Fund	10,997,834	10,539,099
U.S. Multicap Fund	11,415,424	10,431,053

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2007 were $3,079,319,934 and $2,841,686,874, respectively for the Total Return Bond Fund.

At October 31, 2007, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Global Equity Fund	$113,289,325	$10,379,717	$(2,063,240)	$8,316,477
International Equity Fund	17,179,351,851	8,981,306,907	(283,065,996)	8,698,240,911
International Equity Fund II	7,741,065,901	1,830,544,097	(113,861,752)	1,716,682,345
Total Return Bond Fund	1,159,116,876	11,064,981	(1,339,389)	9,725,592
Global High Income Fund	248,218,594	6,281,131	(2,735,965)	3,545,166
U.S. Microcap Fund	6,988,430	870,441	(234,698)	635,743
U.S. Smallcap Fund	6,956,964	995,365	(84,317)	911,048
U.S. Midcap Fund	6,525,646	997,070	(65,637)	931,433
U.S. Multicap Fund	6,766,859	1,000,352	(141,778)	858,574

6.  Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of International Equity Fund's investments in securities of these issuers for the year ended October 31, 2007, is set forth below:

Affiliate	Shares Held October 31, 2007	Purchases (Cost)	Proceeds (Sales)	Dividend Income	Market Value October 31, 2007
Agora SA	4,394,619	$19,799,153	$—	$2,418,923	$98,026,219
AIK Banka	412,158	6,827,905	—	208,070	77,592,202
Biofarm Bucuresti	50,060,712	1,387,023	488,798	—	13,705,727
Cemacon SA	425,284	2,547,545	—	—	3,308,239
Clear Media	34,129,602	3,746,127	—	—	36,268,597
Compania Hoteliera					—
Intercontinental	62,668,800	6,988,428	—	—	7,625,598
Condmag	11,250,200	—	4,087,039	—	7,822,485
Dafora	66,191,800	8,148,435	227,323	—	15,820,907
Dragon Ukrainian Properties & Development	10,201,398	20,402,796	—	—	27,473,006
Impact SA	97,126,031	16,547,948	—	—	43,474,778
Komercni Banka	2,126,273	72,577,130	4,984,781	15,126,869	488,512,803
Kyivmedpreparat	115,161	9,154,020	—	—	9,906,078
Marine Farms	1,966,882	8,726,198	—	—	10,649,204
Mediclin AG	1,832,860	4,444,803	—	—	9,311,705
Polska Grupa Farmaceutyczna	788,945	8,564,508	3,622,141	759,509	32,440,947
Royal UNIBREW	376,560	5,066,689	—	611,862	48,151,749

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Affiliate	Shares Held October 31, 2007	Purchases (Cost)	Proceeds (Sales)	Dividend Income	Market Value October 31, 2007
Tigar AD	130,820	$—	$—	$63,851	$4,647,247
Toza Markovic	78,160	4,264,296	—	—	4,822,436
Ukrinbank	1,153,346,022	—	1,384,496	—	6,842,075
Veropharm	645,906	13,424,903	3,659,977	—	30,519,059

7.  Shares of Beneficial Interest

The Global Equity Fund may issue 50,000,000,000 shares of beneficial interest with a par value of $.001 per share. The Funds of the Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest of the Funds were as follows:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Global Equity Fund:
Class A
Sold	224,437	$9,518,604	307,742	$10,921,299
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(175,984)	(7,378,540)	(627,339)	(22,181,768)
Net increase (decrease)	48,453	$2,140,064	(319,597)	$(11,260,469)
Class I
Sold	1,341,996	$59,719,862	503,222	$18,354,968
Issued as reinvestment of dividends	—	—	19	637
Redeemed	(550,889)	(24,100,668)	(266,446)	(8,973,789)
Net increase	791,107	$35,619,194	236,795	$9,381,816
International Equity Fund:
Class A
Sold	35,314,625	$1,611,747,637	38,738,115	$1,516,430,147
Issued as reinvestment of dividends	21,032,806	885,050,416	8,479,351	303,135,073
Redeemed	(43,728,020)	(1,990,356,059)	(40,843,025)	(1,596,363,910)
Net increase	12,619,411	$506,441,994	6,374,441	$223,201,310
Class I
Sold	50,750,676	$2,352,325,275	44,263,719	$1,762,515,023
Issued as reinvestment of dividends	23,561,651	1,012,198,966	9,685,161	352,634,605
Redeemed	(38,151,630)	(1,778,609,637)	(37,169,804)	(1,487,008,935)
Net increase	36,160,697	$1,585,914,604	16,779,076	$628,140,693

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
International Equity Fund II:
Class A
Sold	77,431,947	$1,254,778,148	47,435,232	$611,006,976
Issued as reinvestment of dividends	299,821	4,509,126	—	—
Redeemed	(20,909,689)	(335,414,636)	(7,746,566)	(100,844,079)
Net increase	56,822,079	$923,872,638	39,688,666	$510,162,897
Class I
Sold	278,971,033	$4,517,095,068	153,977,557	$1,992,799,751
Issued as reinvestment of dividends	1,110,317	16,754,682	—	—
Redeemed	(31,626,725)	(514,794,780)	(8,638,709)	(113,397,417)
Net increase	248,454,625	$4,019,054,970	145,338,848	$1,879,402,334
Total Return Bond Fund:
Class A
Sold	5,995,550	$79,050,470	5,583,049	$72,384,334
Issued as reinvestment of dividends	328,097	4,318,464	352,886	4,578,373
Redeemed	(3,177,588)	(41,786,343)	(3,121,349)	(40,748,651)
Net increase	3,146,059	$41,582,591	2,814,586	$36,214,056
Class I
Sold	36,931,702	$487,023,641	22,370,233	$290,781,223
Issued as reinvestment of dividends	1,310,510	17,281,842	960,754	12,496,422
Redeemed	(10,528,758)	(138,938,609)	(3,453,641)	(45,130,436)
Net increase	27,713,454	$365,366,874	19,877,346	$258,147,209
Global High Income Fund:
Class A
Sold	7,205,415	$79,811,932	3,073,565	$33,421,918
Issued as reinvestment of dividends	383,180	4,232,194	468,401	5,028,917
Redeemed	(3,228,413)	(35,767,124)	(2,394,459)	(26,442,289)
Net increase	4,360,182	$48,277,002	1,147,507	$12,008,546
Class I
Sold	12,438,303	$133,818,463	2,972,452	$31,257,017
Issued as reinvestment of dividends	318,292	3,403,772	147,688	1,537,266
Redeemed	(1,786,034)	(19,116,348)	(481,176)	(5,182,090)
Net increase	10,970,561	$118,105,887	2,638,964	$27,612,193
U.S. Microcap Fund:
Class A*
Sold	86,388	$1,033,965	264,561	$2,661,874
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(50,414)	(605,058)	(1,988)	(20,311)
Net increase	35,974	$428,907	262,573	$2,641,563
Class I*
Sold	45,643	$528,215	250,000	$2,500,000
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(6,380)	(79,393)	—	—
Net increase	39,263	$448,822	250,000	$2,500,000

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
U.S. Smallcap Fund:
Class A*
Sold	411,140	$5,152,744	253,225	$2,535,318
Issued as reinvestment of dividends	4,088	47,337	—	—
Redeemed	(361,149)	(4,914,765)	(300)	(3,063)
Net increase	54,079	$285,316	252,925	$2,532,255
Class I*
Sold	35,970	$421,237	250,000	$2,500,000
Issued as reinvestment of dividends	4,067	47,144	—	—
Redeemed	(2,837)	(35,479)	—	—
Net increase	37,200	$432,902	250,000	$2,500,000
U.S. Midcap Fund:
Class A*
Sold	41,116	$497,510	261,475	$2,625,610
Issued as reinvestment of dividends	3,079	36,212	—	—
Redeemed	(19,219)	(230,323)	(300)	(3,069)
Net increase	24,976	$303,399	261,175	$2,622,541
Class I*
Sold	53,857	$627,149	250,000	$2,500,000
Issued as reinvestment of dividends	3,661	43,010	—	—
Redeemed	(6,530)	(82,467)	—	—
Net increase	50,988	$587,692	250,000	$2,500,000
U.S. Multicap Fund:
Class A*
Sold	110,908	$1,319,599	251,404	$2,515,010
Issued as reinvestment of dividends	3,084	35,926	—	—
Redeemed	(82,321)	(965,928)	(1,028)	(11,270)
Net increase	31,671	$389,597	250,376	$2,503,740
Class I*
Sold	56,331	$660,159	250,000	$2,500,000
Issued as reinvestment of dividends	3,521	40,976	—	—
Redeemed	(2,841)	(35,201)	—	—
Net increase	57,011	$665,934	250,000	$2,500,000

*  Commenced operations on July 24, 2006.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Through seed capital contributions by Julius Baer Group, an affiliate of the Advisor, ownership of beneficial shares outstanding at October 31, 2007 were:

Fund	% Ownership
U.S. Microcap Fund – Class A shares	83.7%
U.S. Microcap Fund – Class I shares	86.4%
U.S. Smallcap Fund – Class A shares	82.7%
U.S. Smallcap Fund – Class I shares	88.4%
U.S. Midcap Fund – Class A shares	88.3%
U.S. Midcap Fund – Class I shares	84.1%
U.S. Multicap Fund – Class A shares	89.7%
U.S. Multicap Fund – Class I shares	82.5%

8.  Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9.  Federal Tax Information

Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income or accumulated net realized gains/losses. These include net operating losses not utilized during the current year, commission adjustments, paydown gains and losses, bond premium amortization, foreign currency gains and losses, recharacterized distributions, and adjustments relating to the dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund	Paid-In Capital Increase/ (Decrease)	Undistributed Net Investment Income Increase/ (Decrease)	Accumulated Net Realized Gain/(Loss) Increase/ (Decrease)
Global Equity Fund	$1,530,056	$(90,412)	$(1,439,644)
International Equity Fund	—	(29,273,914)	29,273,914
International Equity Fund II	(1,582)	(17,528,842)	17,530,424
Total Return Bond Fund	—	6,325,503	(6,325,503)
Global High Income Fund	(3,092)	(984,209)	987,301
U.S. Microcap Fund	—	24,595	(24,595)
U.S. Smallcap Fund	—	25,112	(25,112)
U.S. Midcap Fund	(182)	8,836	(8,654)
U.S. Multicap Fund	—	—	—

The tax character of distributions paid for the year ended October 31, 2007 were as follows:

	Global Equity Fund	International Equity Fund	International Equity Fund II	Total Return Bond Fund	Global High Income Fund
Ordinary Income	$—	$777,618,293	$24,766,562	$31,504,681	$10,906,412
Long Term Capital Gains	—	1,317,748,880	1,682,209	—	576,509
Return of Capital	—	—	—	—	1,167,975

	U.S. Microcap Fund	U.S. Smallcap Fund	U.S. Midcap Fund	U.S. Multicap Fund
Ordinary Income	$—	$94,903	$99,705	$99,064
Long Term Capital Gains	—	—	562	—

The tax character of distributions paid for the year ended October 31, 2006 were as follows:

	Global Equity Fund	International Equity Fund	International Equity Fund II	Total Return Bond Fund	Global High Income Fund
Ordinary Income	$989	$219,796,418	$—	$18,265,856	$5,283,652
Long Term Capital Gains	—	497,357,710	—	1,506,278	2,460,693

	U.S. Microcap Fund	U.S. Smallcap Fund	U.S. Midcap Fund	U.S. Multicap Fund
Ordinary Income	$—	$—	$—	$—
Long Term Capital Gains	—	—	—	—

The International Equity Fund II, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund did not have any distributions for the year ended October 31, 2006.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the Global Equity Fund were as follows:

Undistributed Ordinary Income	$369,516
Unrealized Appreciation	$8,051,752
Undistributed Long Term Capital Gains	$—

The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Global Equity Fund are primarily due to mark-to-market of forwards.

At October 31, 2007, the Global Equity Fund had $78,444,271, $28,922,938 and $7,288,718 available as capital loss carryforwards which expire in 2009, 2010, and 2011, respectively.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the International Equity Fund were as follows:

Undistributed Ordinary Income	$806,060,530
Unrealized Appreciation	$8,661,293,026
Undistributed Long Term Capital Gains	$2,270,529,464

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the International Equity Fund II were as follows:

Undistributed Ordinary Income	$172,771,568
Unrealized Appreciation	$1,670,314,775
Undistributed Long Term Capital Gains	$67,792,317

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund II are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the Total Return Bond Fund were as follows:

Undistributed Ordinary Income	$14,524,845
Unrealized Appreciation	$10,353,510
Undistributed Long Term Capital Gains	$—

The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Total Return Bond Fund are primarily due to wash sales and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

At October 31, 2007, the Total Return Bond Fund had $1,695,163 and 15,266 available as capital loss carryforwards which expire in 2014 and 2015 respectively.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the Global High Income Fund were as follows:

Undistributed Ordinary Income	$—
Unrealized Appreciation	$3,364,529
Undistributed Long Term Capital Gains	$—

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Global High Income Fund are primarily due to wash sales and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the U.S. Microcap Fund were as follows:

Undistributed Ordinary Income	$738,567
Unrealized Appreciation	$635,743
Undistributed Long Term Capital Gains	$98,856

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Microcap Fund are primarily due to organization cost adjustments. In addition, the short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the U.S. Smallcap Fund were as follows:

Undistributed Ordinary Income	$1,170,429
Unrealized Appreciation	$911,048
Undistributed Long Term Capital Gains	$614,268

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The differences between the compoents of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Smallcap Fund are primarily due to organization cost adjustments. In addition, short term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the U.S. Midcap Fund were as follows:

Undistributed Ordinary Income	$373,789
Unrealized Appreciation	$931,433
Undistributed Long Term Capital Gains	$199,450

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Midcap Fund are primarily due to organization cost adjustments. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2007, the components of Distributable Earnings on a tax basis for the U.S. Multicap Fund were as follows:

Undistributed Ordinary Income	$550,950
Unrealized Appreciation	$858,574
Undistributed Long Term Capital Gains	$127,392

The differences between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Multicap Fund are primarily due to organization cost adjustments. In addition, short-term capital gains are considered ordinary income for income tax purposes.

10.  Line of Credit

On September 28, 2005, Global Equity Fund, Total Return Bond Fund and Global High Income Fund (the "Borrowers") entered into a Credit Agreement (the "Agreement") with State Street Bank and Trust Company (the "Bank"). The Agreement is a $25,000,000 revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Total Return Bond Fund and Global High Income Fund may draw up to $10,000,000 and the Global Equity Fund may draw up to $5,000,000. The Borrowers will pay interest on the principal amount of the Loans outstanding at a floating rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, the Borrowers shall pay to the Bank an annual commitment fee, in

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

connection with the establishment and maintenance of the Credit Facility, at the rate of 0.10% per annum on the difference between $10.0 million and the average daily amount of Loans outstanding. Under the Agreement, the average daily outstanding balance utilized by the Global Equity Fund during the year ended October 31, 2007 was $2,083, at an average weighted interest rate of 6.00%. The Total Return Bond Fund and Global High Income Fund did not utilize the Agreement during the year ended October 31, 2007. As of October 31, 2007, Global Equity Fund, Total Return Bond Fund and Global High Income Fund had unused available balances of $5,000,000, $10,000,000 and $10,000,000 pursuant to the line of credit.

11.  Financial Futures Contracts

The following financial futures contracts were outstanding as of October 31, 2007:

	Expiration Date	Contracts	Description	Position	Notional Current Market Value	Net Unrealized Appreciation (Depreciation)
Global Equity Fund:	12/07	14	FTSE/ JSE	Long	$618,235	$9,542
	11/07	8	H-SHARES Index	Long	1,031,893	20,310
	11/07	4	HANG SENG Index	Long	806,859	25,447
	12/07	2	NIKKEI 225	Long	168,550	10,383
	12/07	3	S&P/ TSE 60 Index	Long	538,534	22,265
	12/07	1	TOPIX Index	Long	140,218	(3,875)
	12/07	3	SPI 200	Long	472,225	13,574
	12/07	3	FTSE 100 Index	Long	420,570	15,108
	*11/07	8	TAIEX	Long	482,815	9,861
	*12/07	4	KOSPI2 Index	Long	581,325	8,884
	*11/07	35	S&P CNX NIFTY Index	Long	262,893	22,577
						$154,076
	Expiration Date	Contracts	Description	Position	Notional Current Market Value	Net Unrealized Appreciation (Depreciation)
International Equity Fund:	12/07	4,537	FTSE/ JSE	Long	$200,352,455	$3,103,287
	11/07	2,695	H-SHARES Index	Long	347,619,117	6,839,211
	11/07	1,355	HANG SENG Index	Long	273,323,367	8,615,010
	12/07	2,275	S&P/ TSE 60 Index	Long	408,388,608	15,373,980
	12/07	259	TOPIX Index	Long	36,316,390	1,527,623
	12/07	882	SPI 200	Long	138,834,286	5,088,751
	*11/07	2641	TAIEX	Long	159,389,241	3,255,414
	*12/07	1332	KOSPI2 Index	Long	193,581,437	3,068,963
	*11/07	15230	S&P CNX NIFTY Index	Long	114,395,896	9,823,992
	12/07	(48)	DAX Index	Short	13,992,098	(450,633)
	12/07	(2105)	EUR STOXX	Short	137,165,210	(3,458,369)
						$52,787,229

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Expiration Date	Contracts	Description	Position	Notional Current Market Value	Net Unrealized Appreciation (Depreciation)
International Equity Fund II:	12/07	1,942	FTSE/ JSE	Long	$85,758,093	$1,320,596
	11/07	970	H-SHARES Index	Long	125,117,085	2,462,609
	11/07	562	HANG SENG Index	Long	113,363,640	3,238,259
	12/07	850	S&P/ TSE 60 Index	Long	152,584,754	5,821,221
	12/07	40	TOPIX Index	Long	5,608,709	389,030
	12/07	380	SPI 200	Long	59,815,225	1,893,632
	*11/07	1067	TAIEX	Long	64,395,426	1,315,232
	*12/07	552	KOSPI2 Index	Long	80,222,938	1,146,446
	*11/07	4699	S&P CNX NIFTY Index	Long	35,295,227	3,031,053
						$20,618,078

*  Swap transaction on futures indexes for each of the respective funds' with a counterparty of Merrill Lynch. The unrealized appreciation for the swap transactions on futures indexes are reflected in the unrealized financial futures amount in the Statement of Operations.

12.  Recent Accounting Pronouncements

In July 2006, FASB issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Funds does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the

Julius Baer Funds 2007 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159,("FAS 159") "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115." FAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. FAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 159 will have on the Fund's financial statements.

13.  Subsequent Events

New Share Classes

Effective November 1, 2007, additional classes of shares became available for sale for certain Julius Baer Funds. Class R shares became available for Global Equity Fund and Total Return Bond Fund. Consultant Class shares became available for Global Equity Fund, Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund. Class R shares are offered exclusively through certain tax-exempt retirement plans. Consultant Class shares are offered primarily through financial advisers, including brokers, and other entities that have a dealer agreement with the Fund's distributor.

Investment Advisory Fee Rate Change

On December 19, 2007, the Board of Trustees approved JBIM's investment advisor fee reduction proposal for the Total Return Bond Fund and the Global High Income Fund. The fee for total Return Bond Fund will change from an annual rate of 0.45% to 0.35% on the average daily net assets. The Global High Income Fund fee will change from an annual rate of 0.75% to 0.65% on the average daily net assets. The fee changes will be effective February 28, 2008.

Julius Baer Funds 2007 Annual Report

REPORT OF INDEPENDENT AND REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Julius Baer Global Equity Fund Inc.

and

To the Shareholders and Board of Trustees
Julius Baer Investment Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Julius Baer Global Equity Fund Inc. and Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius BaerTotal Return Bond Fund, Julius Baer Global High Income Fund (formerly Julius Baer Global High Yield Bond Fund), Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund, and Julius Baer U.S. Multicap Fund, each a series of Julius Baer Investment Funds, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Julius Baer Global Equity Fund Inc., Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund, Julius Baer Global High Income Fund, Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund, and Julius Baer U.S. Multicap Fund as of October 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 28, 2007

Julius Baer Funds 2007 Annual Report

ADDITIONAL INFORMATION PAGE (Unaudited)

1.  Proxy Voting Policies

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, (1) on the Fund's website www.us-funds.juliusbaer.com and (2) on the SEC's Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.  Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission's web-site at www.sec.gov or on the Fund's website at.

A Fund's forms N-Q may be reviewed and copied at the Commissions's Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

Julius Baer Funds 2007 Annual Report

RESULTS OF MEETINGS OF SHAREHOLDERS (Unaudited)

JULIUS BAER INVESTMENT FUNDS

Special Meetings of Shareholders

The continuation of a special meeting of Shareholders of the Julius Baer International Equity Fund (the "Fund"), a series of Julius Baer Investment Funds, was held on June 1, 2007. At the meeting, 268,987,153.21 shares (52.62% of the record date shares) were represented. Shareholders of the Fund voted the following proposals:

Proposal I: The modification of the fundamental investment restriction of the Fund related to the purchase or sale of real estate, real estate investment trust securities, commodities or commodity contracts, or investment in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas or mineral leases.

Affirmative	Against	Abstain
248,913,767.56	16,262,711.07	3,810,674.58

Proposal II: The modification of the fundamental investment restriction of the Fund related to the purchase, writing or sale of puts, calls, straddles, spreads or combinations thereof.

Affirmative	Against	Abstain
246,516,125.46	18,393,729.08	4,077,298.67

Julius Baer Funds 2007 Annual Report

JULIUS BAER FUNDS as of October 31, 2007

Julius Baer Funds (Unaudited)

Disinterested Trustees of the Trust and Directors of Julius Baer Global Equity Fund Inc. (Global Equity Fund):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Antoine Bernheim (May 30, 1953) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 2004; Director since 1990	President, Dome Capital Management, Inc.; Chairman, Dome Securities Corp.; President, The U.S. Offshore Funds Directory, 1990-present (Publishing)	9	None

Thomas Gibbons (June 1, 1947) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 2004; Director since 1993	President, Cornerstone Associates Management (Consulting Firm).	9	None

Harvey B. Kaplan (September 22, 1937) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 1995; Director since 1990	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc. (toy company).	9	None

Robert S. Matthews (October 16, 1943) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 1992; Director since 2002	Partner, Matthews & Co. (certified public accountants).	9	None

Gerard J.M. Vlak (September 28, 1933) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee of the Trust since 1992.; Director since 2004; Chairman of the Fund Complex since 2005	Retired.	9	The Rouse Company (1996-present). Océ North America, 1992-present.

Peter Wolfram (April 2, 1953) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 1992; Director since 2004	Partner, Kelley Drye & Warren (law firm).	9	None

Julius Baer Funds 2007 Annual Report

JULIUS BAER FUNDS as of October 31, 2007 (Continued)

Julius Baer Funds (Unaudited)

Disinterested Trustees of the Trust and Directors of Julius Baer Global Equity Fund Inc. (Global Equity Fund)—(Continued):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Robert J. McGuire (December 8, 1936) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 2006; Director since 2006	Self-employed since 1998; Counsel, Morvillo, Abramowitz, Grand, Iasaon & Silberberg, P.C., (1998-2005).	9	Mutual of America Investment Corp.; Six Flags, Inc. (entertainment); Protection One, Inc. (Security Systems); GAM Funds, Inc.; GAM Avalon Funds, Inc.; Police Athletic League.

Interested Trustees:

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Glen Wisher (3) (October 10, 1963) 330 Madison Avenue New York, NY 10017	Trustee and Director	Trustee since 2005; Director since 2005	Managing Director (since 1995) and Chairman of the Board (since 2004) of Julius Baer Investment Management LLC; Chairman of the Board of Julius Baer Americas (since 2005).	9	None

* The Fund Complex, referred to in the charts above, is comprised of the eight current series of the Trust and Global Equity Fund.

(1) Each Trustee and Director serves during the lifetime of the Trust or Global Equity Fund until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the shareholders/stockholders and until the election and qualification of his or her successor.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Wisher is an interested Trustee/Director because he is an employee of Julius Baer Americas.

Julius Baer Funds 2007 Annual Report

JULIUS BAER FUNDS as of October 31, 2007 (Continued)

Officers of Funds:

The business address for each officer to the funds, except Mr. Frost, Ms. McFarlane, Mr. Smith and Mr. McVoy, is Julius Baer Investment Management LLC,330 Madison Avenue, New York, New York, 10177. The business address for Mr. Frost, Ms. McFarlane and Mr. Smith is State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The business address for Mr. McVoy is US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Anthony Williams, (March 15, 1964)	President	Since 2004	Chief Executive Officer of Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) and Asset Management Americas (since 2004); Head of Asset Management Americas and Chief Operating Officer, Julius Baer Investment Management LLC (since 2003).

Denise Downey, (September 1, 1961)	Vice President	Since 1995	First Vice President, Director, Institutional Investments, Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2002-present).

Greg Hopper, (March 24, 1957)	Vice President	Since 2002	First Vice President of Julius Baer Investment Management LLC (formerly, Bank Julius Baer Investment Management, Inc.) (2002-present).

Samuel Dedio, (June 4, 1966)	Vice President	Since 2006	Senior Portfolio Manager and First Vice President of the Adviser of Julius Baer Investment Management LLC (2006-present); Managing Director, Co-Lead Portfolio Manager and Co-Head, Deutsche Asset Management (1999-2006).

Richard C. Pell, (September 21, 1954)	Vice President	Since 1995 for Trust; since 2004 for Global Equity Fund	Senior Vice President and Chief Investment Officer of Julius Baer Investment Management LLC (formerly, Bank Julius Baer & Co., Ltd., New York Branch ) (1995-present).

Donald Quigley, (January 13, 1965)	Vice President	Since 2001	First Vice President and Head of Global Fixed-Income Management for Julius Baer Investment Management LLC (2001-present).

Julius Baer Funds 2007 Annual Report

JULIUS BAER FUNDS as of October 31, 2007 (Continued)

Julius Baer Funds (Unaudited)

Officers of Funds—(Continued):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Rudolph-Riad Younes, (September 25, 1961)	Vice President	Since 1997 for Trust; since 2004 for Global Equity Fund	Senior Vice President and Head of International Equity Management of Julius Baer Investment Management LLC (formerly, Bank Julius Baer & Co., Ltd., New York Branch ) (1993-present).

Keith Walter, (June 17, 1968)	Vice President	Since 2006	First Vice President, Julius Baer Investment Management LLC (2000-present).

Craig M. Giunta, (December 20, 1971)	Chief Financial Officer	Since 2003	First Vice President, Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2002-present).

Alex Bogaenko, (April 13, 1963)	Treasurer	Since 2005	Vice President, Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2005-present); Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995-2005).

John Whilesmith, (March 8, 1967)	Secretary	Since 2005	Vice President for Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2005-present); Compliance Officer, Morgan Stanley Investment Management (2002-2005).

Michael K. Quain, (July 6, 1957)	Chief Compliance Officer	Since 2004	First Vice President of Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2002-present); First Vice President of Julius Baer Securities Inc. (1998-2002); First Vice President, Bank Julius Baer & Co., Ltd. New York Branch, (1998-2002); President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly, The European Warrant Fund, Inc) (1997-2004); President and Chief Executive Officer of Julius Baer Investment Funds LLC (1998-2004).

Michael McVoy, (August 8, 1957)	Anti-Money Laundering Officer	Since 2004	Chief Compliance Officer for U.S. Bancorp (2002-present); Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986-2006); Senior Vice President and Risk Manager for U.S. Bancorp (1999-Present).

Julius Baer Funds 2007 Annual Report

JULIUS BAER FUNDS as of October 31, 2007 (Continued)

Julius Baer Funds (Unaudited)

Officers of Funds—(Continued):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Rainer L.C. Frost, (March 5, 1957)	Assistant Secretary	Since 2005	Director and Counsel, State Street Bank and Trust Company (2005-present); Principal and General Counsel, Clarity Group (2000-2005).

Victoria McFarlane, (October 2, 1966)	Assistant Treasurer	Since 2003	Senior Director, Mutual Fund Administration, State Street Bank and Trust Company (2005-present); Director, Mutual Fund Administration, State Street Bank and Trust Company (2001-2005).

Brian Smith, (March 15, 1967)	Assistant Treasurer	Since 2007	Director, Mutual Fund Administration, State Street Bank and Trust Company (2005-present); Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (2003-2005); Manager/Assistant Vice President of Fund Treasury for MFS Investment Services (2001-2003).

Julius Baer Funds 2007 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The International Equity Fund and International Equity Fund II paid foreign taxes of $47,219,504 and $11,739,684 and earned $591,685,090 and $173,337,924 of foreign income during the year ended October 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, $0.09 and $0.02 per share were designated as foreign taxes paid for International Equity Fund and International Equity Fund II and $1.16 and $0.33 per share were designated as income earned from foreign sources for the International Equity Fund and International Equity Fund II for the year ended October 31, 2007.

The table below shows distributions paid from investment company taxable income earned in October 31, 2007, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year end information will be reported to you on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Fund	QDI
International Equity Fund	$356,454,747
International Equity Fund II	24,766,562
Global High Income Fund	304,336
U.S. Smallcap Fund	22,193
U.S. Multicap Fund	56,473
U.S. Midcap Fund	99,705

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended October 31, 2007 qualified dividends received deductions were the following:

Fund	DRD
International Equity Fund	0.09%
International Equity Fund II	0.86%
U.S. Smallcap Fund	23.16%
U.S. Multicap Fund	55.95%
U.S. Midcap Fund	32.76%

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2007:

Fund	Long Term Capital Gain Dividend
International Equity Fund	$1,317,748,880
International Equity Fund II	1,682,209
Global High Income Fund	576,509
U.S. Midcap Fund	562

Julius Baer Funds 2007 Annual Report

JULIUS BAER FUNDS

330 Madison Avenue

New York, New York 10017

This report is sent to shareholders of the Julius Baer Global Equity Fund Inc. and the Julius Baer Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.

www.us-funds.juliusbaer.com

Zurich (head office), Buenos Aires, Dubai, Frankfurt, Geneva, Hong Kong, London, Lugano, New York, Singapore, Tokyo and 21 other cities around the globe.

Item 2. Code of Ethics.

As of October 31, 2007, the Registrant has adopted a Code of Ethics that applies to the Registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended October 31, 2007, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Mr. Harvey B. Kaplan, who is an independent director.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal “Independent Registered Accounting Firm”, KPMG LLP, for the audit of the Registrant’s annual financial statements for the years ended October 31, 2007 and 2006 were $18,900 and $18,000, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for the fiscal years ending  October 31, 2007 and 2006 were $3000 and $0, respectively.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ending October 31, 2007 and 2006 were $8,400 and $8,000, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by KPMG LLP for the fiscal years ending  October 31, 2007 and 2006.

(e)          (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)          (2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)            Not applicable.

(g)   The aggregate non-audit fees billed by KPMG LLP to the Registrant for the fiscal years ending October 31, 2007 and October 31, 2006 were $8,400 and $8,000, respectively.  The aggregate non-audit fees billed by KPMG to the Registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the fiscal years ended October 31, 2007 and October 31, 2006 were $334,388 and $168,725, respectively.

(h)   The Audit Committee has authorized the Chairman of the Audit Committee to pre-approve audit and non-audit services. For the fiscal years ended October 31, 2007 and October 31, 2006, the Audit Committee pre-approved all such services.

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Items 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the annual report provided in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Items 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Items 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)                   Code of Ethics is attached.

(a)(2)                   Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(b)                                Certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached here to as Exhibit 99.906CERT.  These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Julius Baer Global Equity Fund Inc.

By (Signature and Title)	/s/ Tony Williams
	Tony Williams	President (Principal Executive Officer)

Date	01/09/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Craig Giunta
	Craig Giunta	Chief Financial Officer (Principal Financial Officer)

Date	01/09/08

By (Signature and Title)	/s/ Tony Williams
	Tony Williams	President (Principal Executive Officer)

Date	01/09/08

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